                                                                  EXHIBIT 10.23


                                                                  EXECUTION COPY


                        CONFIDENTIAL TREATMENT REQUESTED.
                   CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE
                             BEEN REDACTED AND FILED
                         SEPARATELY WITH THE COMMISSION.

================================================================================




                    MASTER BUSINESS LEASE FINANCING AGREEMENT




                          AMRESCO LEASING CORPORATION,
                                    as Lender




                             eROOM SYSTEM SPE, INC.,
                                   as Borrower




                                ROOMSYSTEMS, INC.




                                       and




                         eROOM SYSTEM TECHNOLOGIES, INC.





                               Dated May 11, 2000


================================================================================

                                TABLE OF CONTENTS

ARTICLE 1 DEFINITIONS; ACCOUNTING TERMS..................................................................1
      Section 1.1    DEFINITIONS.........................................................................1
      Section 1.2    ACCOUNTING TERMS...................................................................16

ARTICLE 2 BUSINESS LEASES, LEASE FINANCING LOANS; SERVICING.............................................16
      Section 2.1    THE BUSINESS LEASES................................................................16
      Section 2.2    THE LEASE FINANCING LOANS..........................................................17
      Section 2.3    CONDITIONS TO BORROWING; TRANSACTION APPROVAL OR DENIAL............................18
      Section 2.4    ADVANCE FUNDED LEASE FINANCING LOANS...............................................19
      Section 2.5    ADVANCE FUNDING TRANSACTION APPROVAL...............................................19
      Section 2.6    BORROWINGS DURING TERM.............................................................19
      Section 2.7    USE OF PROCEEDS....................................................................19
      Section 2.8    PRE-SECURITIZATION PERIOD..........................................................20
      Section 2.9    TIMELINE OF EVENTS.................................................................22
      Section 2.10   INTEREST RATES AND PAYMENT DATES...................................................23
      Section 2.11   PREPAYMENTS........................................................................23
      Section 2.12   INTEREST COMPUTATIONS..............................................................23
      Section 2.13   EVIDENCE OF INDEBTEDNESS...........................................................24
      Section 2.14   EQUIPMENT SERVICING................................................................24
      Section 2.15   CONSOLIDATION OF LEASE FINANCING NOTES INTO CREDIT \
                     ENHANCEMENT NOTES..................................................................25

ARTICLE 3 SECURITY INTEREST.............................................................................25
      Section 3.1    GRANT OF SECURITY INTEREST.........................................................25
      Section 3.2    CHIEF EXECUTIVE OFFICE; LOCATION OF PLEDGED ASSETS.................................26
      Section 3.3    PERFECTION OF SECURITY INTEREST....................................................27
      Section 3.4    GENERAL COVENANTS..................................................................27
      Section 3.5    ASSIGNMENT OF INSURANCE PROCEEDS...................................................28
      Section 3.6    LEGENDS............................................................................28

ARTICLE 4 REPRESENTATIONS, WARRANTIES AND COVENANTS.....................................................28
      Section 4.1    REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE eROOM PARTIES.....................28
      Section 4.2    REPRESENTATIONS AND WARRANTIES OF THE LENDER.......................................31

ARTICLE 5 CONDITIONS PRECEDENT TO EFFECTIVENESS, EACH LOAN POOL AND THE LEASE FINANCING LOANS...........33
      Section 5.1    EFFECTIVENESS......................................................................33
      Section 5.2    THE INITIAL LEASE FINANCING LOAN...................................................35
      Section 5.3    THE LEASE FINANCING LOANS..........................................................36
      Section 5.4    SUBSEQUENT LOAN POOLS..............................................................36

ARTICLE 6 DELIVERY OF FINANCIAL REPORTS, DOCUMENTS AND OTHER INFORMATION................................37
      Section 6.1    ANNUAL FINANCIAL STATEMENTS........................................................37
      Section 6.2    QUARTERLY FINANCIAL STATEMENTS.....................................................37
      Section 6.3    OTHER INFORMATION..................................................................38
      Section 6.4    NO DEFAULT CERTIFICATE.............................................................38
      Section 6.5    OTHER DOCUMENTS....................................................................38
      Section 6.6    NOTICES OF DEFAULTS................................................................38

ARTICLE 7 AFFIRMATIVE COVENANTS.........................................................................38
      Section 7.1    BOOKS AND RECORDS..................................................................38
      Section 7.2    INSPECTIONS AND AUDITS.............................................................38
      Section 7.3    PERFORM OBLIGATIONS................................................................39
      Section 7.4    NOTICE OF LITIGATION...............................................................39
      Section 7.5    INSURANCE..........................................................................39
      Section 7.6    PRIORITY OF LIEN ON EQUIPMENT AND LEASES; FURTHER SECURITY.........................39
      Section 7.7    MAINTENANCE OF SEPARATE EXISTENCE..................................................39
      Section 7.8    TAXES..............................................................................40
      Section 7.9    BUSINESS LEASE PRODUCTION REQUIREMENT..............................................40
      Section 7.10   DIRECTION TO LESSEES...............................................................40
      Section 7.11   SAFE UNIT REFRESHMENT CENTERS......................................................40
      Section 7.12   CASUALTY EVENTS....................................................................40
      Section 7.13   SERVICING, BILLING AND MAINTENANCE MANUAL..........................................41
      Section 7.14   INSTALLATION AND MAINTENANCE OF EQUIPMENT..........................................41
      Section 7.15   MISAPPLIED PAYMENTS................................................................41
      Section 7.16   LEGAL OPINION......................................................................41

ARTICLE 8 NEGATIVE COVENANTS............................................................................41
      Section 8.1    LIENS..............................................................................41
      Section 8.2    CHANGES IN BUSINESS................................................................41
      Section 8.3    CHANGE OF OFFICE ADDRESS...........................................................41
      Section 8.4    AMENDMENT OF THE CHARTER DOCUMENTS.................................................41
      Section 8.5    SALE, TRANSFER OR TERMINATION OF PLEDGED ASSETS....................................41

ARTICLE 9 ADDITIONAL COVENANTS OF THE PARTIES...........................................................42
      Section 9.1    EXCLUSIVITY........................................................................42
      Section 9.2    RIGHT OF FIRST REFUSAL.............................................................42
      Section 9.3    MARKETING; TRADITIONAL EQUIPMENT FINANCING.........................................42
      Section 9.4    MERGER; CONSOLIDATION..............................................................43
      Section 9.5    LENDER COVENANT TO FINANCE; BORROWER'S EXCLUSIVE REMEDY............................44
      Section 9.6    TERMINATION OF EXISTING LIENS......................................................44
      Section 9.7    CREATION OF NEW LOAN POOLS.........................................................44
      Section 9.8    DIRECTION TO LESSEES...............................................................44
      Section 9.9    PRINCIPAL PLACE OF BUSINESS........................................................44

ARTICLE 10 EVENTS OF DEFAULT; EVENTS OF ACCELERATION....................................................44
      Section 10.1   EVENTS OF DEFAULT..................................................................45

      Section 10.2   RIGHTS AND REMEDIES ON EVENT OF DEFAULT............................................46
      Section 10.3   EVENTS OF ACCELERATION.............................................................47
      Section 10.4   RIGHTS AND REMEDIES ON EVENT OF ACCELERATION.......................................48

ARTICLE 11 LIQUIDATED DAMAGES...........................................................................50
      Section 11.1   LIQUIDATED DAMAGES.................................................................50
      Section 11.2   PLEDGE AND GRANT OF SECURITY INTEREST FOR LIQUIDATED
                     DAMAGE OBLIGATION..................................................................50

ARTICLE 12 MISCELLANEOUS PROVISIONS.....................................................................51
      Section 12.1   FEES AND EXPENSES..................................................................51
      Section 12.2   INDEMNIFICATION....................................................................51
      Section 12.3   WAIVER OF TRIAL BY JURY............................................................52
      Section 12.4   MODIFICATIONS, CONSENTS AND WAIVERS; ENTIRE AGREEMENT..............................52
      Section 12.5   REMEDIES CUMULATIVE................................................................53
      Section 12.6   FURTHER ASSURANCES.................................................................53
      Section 12.7   NOTICES............................................................................53
      Section 12.8   CONSTRUCTION; GOVERNING LAW; CONSENT TO JURISDICTION...............................54
      Section 12.9   CONFIDENTIALITY....................................................................55
      Section 12.10  SEVERABILITY.......................................................................55
      Section 12.11  BINDING EFFECT: NO ASSIGNMENT OR DELEGATION........................................55
      Section 12.12  TERM OF AGREEMENT; TERMINATION.....................................................56
      Section 12.13  NO JOINT VENTURE...................................................................56
      Section 12.14  COUNTERPARTS.......................................................................56
      Section 12.15  CERTAIN REMEDIES...................................................................56
      Section 12.16  USURY..............................................................................57
      Section 12.17  SURVIVAL OF CERTAIN PROVISIONS.....................................................57

ARTICLE 13 SECURITIZATION SERVICES......................................................................57
      Section 13.1   SECURITIZATION.....................................................................57

SCHEDULE I - Refreshment Center Loan Amount

EXHIBIT A - GUIDELINES
EXHIBIT B - FORM OF LEASE FINANCING NOTE
EXHIBIT C - FORM OF CREDIT ENHANCEMENT NOTE
EXHIBIT D - FORM OF BORROWING NOTICE
EXHIBIT E - FORM OF TRANSACTION APPROVAL
EXHIBIT F - FORM OF ACKNOWLEDGMENT
EXHIBIT G - FORMS OF BUSINESS LEASE
EXHIBIT H - FORM OF CUSTODIAL AGREEMENT
EXHIBIT I - FORM OF LICENSE AGREEMENT
EXHIBIT J - FORM OF PURCHASE AGREEMENT
EXHIBIT K - FORM OF SERVICING AGREEMENT
EXHIBIT L - FORM OF STOCK PLEDGE AGREEMENT
EXHIBIT M - FORM OF PLEDGE AND SECURITY AGREEMENT

EXHIBIT N - FORM OF LEGAL OPINION OF COUNSEL TO THE eROOM
            PARTIES
EXHIBIT O - CONFIDENTIAL eROOM DOMESTIC PRICE AND PRODUCT
            SCHEDULE
EXHIBIT P - THRESHOLD PLAN CALCULATION
EXHIBIT Q - PERCENTAGE PLAN CALCULATION
EXHIBIT R - PLATINUM PLAN CALCULATION
EXHIBIT S - ACTUAL COST OF GOODS SOLD
EXHIBIT T - FORM OF CONFIDENTIALITY AGREEMENT

                    MASTER BUSINESS LEASE FINANCING AGREEMENT

     THIS MASTER BUSINESS LEASE FINANCING AGREEMENT (this "AGREEMENT") is made as of this 11th day of May 2000, by and among eRoom System SPE, Inc., a Nevada corporation, having an office at 3770 Howard Hughes Parkway, Suite 175, Las Vegas, Nevada 89109 (the "BORROWER"), RoomSystems Inc., a Nevada corporation, having an office at 390 North 3050 E., St. George, Utah 84790 ("RSi"), eRoom System Technologies, Inc., a Nevada corporation having an office at 3770 Howard Hughes Parkway, Suite 175, Las Vegas, Nevada 89109 ("eROOM"; and collectively, with the Borrower and RSi, the "eRoom Parties") and AMRESCO Leasing Corporation, 412 E. ParkCenter Blvd., Suite 300, Boise, Idaho 83767 (the "LENDER").

                              W I T N E S S E T H:

     WHEREAS, the Lender, RSi and eRoom are parties to the Program Agreement which provides for the creation of a program to engage in (i) the origination by eRoom of Business Leases for the Equipment to hotels and time-shares located in the United States, (ii) the purchase by the Borrower from eRoom of certain Business Leases and Equipment, (iii) the receipt by the Borrower and RSi of a License to use the Equipment Intellectual Property, (iv) the making of Lease Financing Loans by the Lender to the Borrower secured by the Pledged Assets to enable eRoom and the Borrower to engage in (i) - (iii) above, and (v) the disposition of pools of Business Leases or Lease Financing Loans through Securitizations (collectively, the "PROGRAM");

     WHEREAS, subject to the terms and conditions hereinafter set forth, to finance the operation of the Program the Lender is willing to extend Lease Financing Loans to the Borrower;

     WHEREAS, the parties agree that in order to facilitate Securitizations it may be necessary to consolidate the Lease Financing Loans into several Loan Pools, each of which will be separate from the other Loan Pools (except as otherwise described herein); and

     NOW, THEREFORE, in consideration of the premises and covenants herein contained, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:


                                    ARTICLE 1

                          DEFINITIONS; ACCOUNTING TERMS

     Section 1.1 DEFINITIONS. As used in this Agreement, the following terms shall have the following meanings:

     "ACCELERATED LOAN AMOUNT" shall mean for any Lease Financing Loan, all amounts owed under the related Note, including but not limited to all unamortized principal, all accrued and unpaid interest (and interest thereof) and the Prepayment Amount.

     "ACKNOWLEDGEMENT" shall mean an Acknowledgement by the eRoom Parties in substantially the form set out hereto as Exhibit F.

     "ACTUAL COST OF GOODS SOLD" shall mean the actual cost incurred by the eRoom Parties in connection with the manufacture, assembly and installation (excluding all internal costs, expenses and overhead of any of the eRoom Parties) of the related Refreshment Centers, as described in more detail on Exhibit S hereto.

     "ADVANCE FUNDED LEASE FINANCING LOAN" shall mean any Lease Financing Loan funded by the Lender in connection with an Advance Funding Transaction Approval Obligation.

     "ADVANCE FUNDING TRANSACTION APPROVAL OBLIGATION" shall mean, prior to the expiration of the Seasoning Period for the Business Leases relating to a Lease Financing Loan, the Lender's obligation to make a decision regarding Transaction Approval for such Lease Financing Loan as provided in Sections 2.4 and 2.5 hereof.

     "AFFILIATE" shall mean, as to any Person, any other Person that directly or indirectly controls, or is under common control with, or is controlled by, such Person and includes (i) any Person who directly or indirectly holds 5% or more of any class of voting stock of such Person or (ii) an Affiliate of such Person. As used in this definition, the term "CONTROL" (including its use in the phrases "CONTROLLED BY" and "UNDER COMMON CONTROL WITH") shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise); provided, that at all times Sunyich shall be an Affiliate.

     "AGGREGATE CREDIT ENHANCEMENT AMOUNT" shall mean, for a Loan Pool, a limited guarantee from the Borrower guaranteeing all Program Loans in the Program Pool of which such Loan Pool is a part, in an amount equal to 1.01% of the then outstanding Loan Amount of all of the Lease Financing Loans in such Loan Pool. "AGREEMENT" shall mean this Master Business Lease Financing Agreement, as it may be amended from time to time.

     "AVERAGE DAILY eROOM THRESHOLD PLAN REVENUE" shall have the meaning as set forth in Schedule I.

     "AVERAGE DAILY eROOM PLATINUM PLAN REVENUE" shall have the meaning as set forth in Schedule I.

     AVERAGE DAILY eROOM PERCENTAGE PLAN REVENUE" shall have the meaning as set forth in Schedule I.

     "AVERAGE GROSS REVENUE" shall mean the average revenue per day produced by the Refreshment Centers subject to a Business Lease.

     "BORROWER" shall have the meaning assigned to such term in the first paragraph of this Agreement.

     "BORROWING DATE" shall mean the Business Day specified in a Borrowing Notice on which the Borrower requests the Lender to make a Lease Financing Loan and on which the Lender makes such Lease Financing Loan to the Borrower.

     "BORROWING NOTICE" shall mean a notice of the Borrower to the Lender in substantially the form set out as Exhibit D hereto certifying that each of the requirements for the issuance of a Lease Financing Loan have been satisfied.

     "BUSINESS DAY" shall mean any day that is not a Saturday, Sunday or other day on which commercial banking institutions in the States of Texas, Idaho, Minnesota, Utah or Nevada are authorized or obligated by law or executive order to be closed.

     "BUSINESS LEASE" shall mean a lease (or revenue sharing agreement), substantially in the form of Exhibit G hereto (including any and all schedules, supplements and amendments thereto and modifications thereto), providing for the leasing and use of the Equipment and/or Refreshment Centers by hotels and time-shares located in the United States that provides for a sharing of revenues, or any other kind of payment or arrangement between one of the eRoom Parties (or any of their Affiliates) and such hotels and time-shares.

     "CARRY FORWARD AMOUNT" shall mean, for each Loan Pool an amount equal to the sum of (i) the difference between (A) the Monthly Payment Amount due on all prior Disbursement Dates and (B) the amount actually distributed to the Lender pursuant to Section 2.8(c)(iii) as the Monthly Payment Amount on all prior Disbursement Dates and (ii) interest at the then current Interest Rate on the amount determined by clause (i) hereof.

     "CASUALTY EVENT" shall mean an event that causes all or a portion of the Equipment leased pursuant to a Business Lease to be lost, stolen, damaged beyond repair or destroyed.

     "COLLECTED FUNDS" shall mean, for each Loan Pool, all revenues, lease payments and other amounts actually collected by the Custodian on all Business Leases related to such Loan Pool commencing upon the Funding Date of each Lease Financing Loan.

     "COMMITMENT TERMINATION DATE" shall mean the seventh anniversary of the Start Date.

     "COMPLIANCE CERTIFICATE" shall have the meaning set forth in Section 5.3(b)(iv) hereof.

     "CONFIDENTIAL INFORMATION" shall mean all information which has or will be disclosed by any party to this Agreement in connection with the Program and all terms contained in this Agreement, provided that Confidential Information shall not include information which is publicly available, was acquired by any party to this Agreement from third parties or is required to be disclosed by law.

     "CREDIT ENHANCEMENT AMOUNT" shall mean, for a Lease Financing Loan, a limited guarantee from the Borrower guaranteeing all Program Loans in the Program Pool of which such Lease Financing Loan is a part in an amount equal to 1.01% of the then outstanding Loan Amount of such Lease Financing Loan. "CREDIT ENHANCEMENT NOTE" shall mean the promissory note, or other evidence of indebtedness, evidencing the indebtedness, including the then outstanding Loan Amount, accrued interest and the Aggregate Credit Enhancement Amount, of the Borrower under all the Lease Financing Loans relating to a Loan Pool amended, restated and consolidated into such Credit Enhancement Note, in substantially the form set forth in Exhibit C hereto.

     "CREDIT ENHANCEMENT PREPAYMENT" shall mean for any Lease Financing Loan and Prepayment Date, the lesser of (i) the outstanding Credit Enhancement Amount for such Lease Financing Loan and (ii) the Program Credit Enhancement Amount.

     "CUMULATIVE LEASE FINANCING LOANS" shall mean the sum of the original Loan Amount of all Lease Financing Loans funded under the Program.

     "CUSHION AMOUNT" shall mean, the Next Monthly Payment Amount minus the amount on deposit in the Loan Payment Account as of such Distribution Date without giving effect to any disbursements on such Disbursement Date with respect to all Lease Financing Loans in such Loan Pool.

     "CUSTODIAL ACCOUNT" shall mean the account of such name created pursuant to each Custodial Agreement.

     "CUSTODIAL AGREEMENT" shall mean each Custodial Agreement executed in connection with a Loan Pool by and among the Borrower, the Lender, the Servicer and the Custodian, a form of which is attached hereto as Exhibit H.

     "CUSTODIAL FEE" shall mean the fee payable to the Custodian on each Payment Date, which shall be in an amount set out in a letter agreement or other agreement among eRoom, the Lender and the Custodian.

     "CUSTODIAN" shall mean Norwest Bank Minnesota, National Association, or some other bank or trust company acting as custodian under a Custodial Agreement.

     "CUSTOMER" shall mean any customer or potential customer of the eRoom Parties (or any of their Affiliates) that desires to have a Refreshment Center or Equipment.

     "DEFAULT" shall mean an event that with notice or lapse of time or both would constitute an Event of Default or an Event of Acceleration.

     "DELINQUENT PROGRAM LOAN" shall mean a Program Loan on which any portion of the Monthly Payment Amount is delinquent or otherwise in default.

     "DISBURSEMENT DATE" shall mean, for each Loan Pool, the 10th day of each month, or if such day is not a Business Day, the next succeeding Business Day beginning for each Lease Financing Loan in the month following the month in which the Funding Date occurs.

     "DISCOUNTED VALUE" shall mean, with respect to each Lease Financing Loan, the amount calculated by discounting all remaining scheduled Monthly Payment Amounts from their respective due dates to the Prepayment Date of such Lease Financing Loan in accordance with acceptable financial practices and at a discount factor (applied on a monthly basis) equal to the Reinvestment Rate.

     "DOLLARS" AND "$" shall mean the lawful money of the United States of America.

     "EQUIPMENT" shall mean, individually or collectively, Standard Unit Equipment and Safe Unit Equipment, as the context may require.

     "EQUIPMENT INTELLECTUAL PROPERTY" shall mean all Intellectual Property of any of the eRoom Parties (or any of their Affiliates) necessary to manufacture, sell, lease, install, maintain, service or operate the Equipment.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as it may be amended from time to time, and the regulations promulgated thereunder.

     "eROOM PARTIES" shall mean eRoom, RSi and the Borrower.

     "eROOM" shall have the meaning assigned to such term in the first paragraph of this Agreement.

     "EVENT OF ACCELERATION" shall have the meaning specified in Section 10.3.

     "EVENT OF DEFAULT" shall have the meaning specified in Section 10.1.

     "FINAL PAYMENT DATE" shall mean for each Lease Financing Loan, the date on which a Lease Financing Loan is, by its terms, scheduled to terminate assuming that all amounts owed thereunder shall be paid on a timely basis.

     "FINANCIAL STATEMENTS" shall mean all financial statements delivered to the Lender pursuant to Sections 6.1 and 6.2 hereof.

     "FIXED CHARGE COVERAGE RATIO" shall mean for any Person, the ratio of (a) the Person's cash flow to (b) the sum of fixed charges and rental expense of such Person, determined by the Lender in its sole discretion consistent with the Lender's normal business practices.

     "FUNDING DATE" shall mean, with respect to each Lease Financing Loan, the date on which the Lender first funds such Lease Financing Loan, which in the case of a Lease Financing Loan that is not an Advance Funded Lease Financing Loan, shall be a date in the month following the end of the related Seasoning Period.

     "GENERAL INTANGIBLES" shall mean any computer programs, source codes, hardware schematics and working drawings, operating manuals, procedural documentation, performance data, customer lists, guidelines, applications, files, records, memoranda, reports, information (including sales, business, financial, accounting, media and other information) or other similar items.

     "GUIDELINES" shall mean the general and business specific underwriting guidelines set out on Exhibit A hereto.

     "INDEBTEDNESS" shall mean with respect to any Person all (i) liabilities or obligations, direct and contingent, which in accordance with generally accepted accounting principles would be included in determining total liabilities as shown on the liability side of a balance sheet of such Person on any given date, including, without limitation, lease obligations required to be shown as a liability on the balance sheet of such Person in accordance with generally accepted accounting principles; (ii) liabilities or obligations of others for which such Person is directly or indirectly liable, by way of guaranty or otherwise; and (iii) liabilities or obligations secured by Liens on any assets of such Person, whether or not such liabilities or obligations shall have been assumed by it.

     "INITIAL LOAN POOL" shall mean the initial pool of Lease Financing Loans accumulated from the Start Date through the initial Securitization of such Lease Financing Loans.

     "INTELLECTUAL PROPERTY" shall mean any patent, copyright, trademark, service mark, trade name or other mark, license, invention, or design, registered or unregistered.

     "INTEREST PERIOD" shall mean with respect to each Lease Financing Loan (i) the period from the Borrowing Date of such Lease Financing Loan to (but excluding) the first Payment Date and (ii) thereafter, the period from a Payment Date to (but excluding) the next succeeding Payment Date.

     "INTEREST RATE" shall mean the annual rate of interest (calculated on the basis of a year of 360 days and subject to Section 2.15(d)) borne by each Lease Financing Loan, as set forth in the related Note, which rate shall be determined for each such Lease Financing Loan as follows:

          (i) For all Lease Financing Loans until *** in cumulative volume of Lease Financing Loans have been funded, 7-Year Treasury plus;

          (ii) For all Lease Financing Loans funded after the first *** in cumulative volume of Lease Financing Loans have been funded but prior to completion of the first Securitization, 7-Year Treasury plus;

          (iii) For all Lease Financing Loans funded after the first Securitization until *** in cumulative volume of Lease Financing Loans have been funded, 7-Year Treasury plus;

                    CONFIDENTIAL MATERIAL REDACTED AND FILED
                         SEPARATELY WITH THE COMMISSION

          (iv) For all Lease Financing Loans funded during the time period that the total amount of Lease Financing Loans funded is between *** and *** in cumulative volume, 7-Year Treasury plus;

          (v) For all Lease Financing Loans funded during the time period that the total amount of Lease Financing Loans funded is between *** and *** in cumulative volume, 7-Year Treasury plus; and

          (vi) For all Lease Financing Loans funded after the total amount of all Lease Financing Loans exceeds a cumulative volume of ***, 7-Year Treasury plus;

provided, that in the event that at any time the Borrower shall fail to meet the production requirements set out in Section 7.9, (A) the interest rate on any Lease Financing Loans previously funded by the Lender shall be automatically and retroactively increased to *** and (B) the interest rate on all future Lease Financing Loans shall be ***, provided, further, that upon the Borrower's later satisfaction of the production requirements set out in Section 7.9, the interest rate for all Lease Financing Loans funded thereafter shall be as set forth in clauses (i) - (vi) above.

     "INVESTORS" shall mean the owners of the securities issued in a Securitization.

     "LATEST BALANCE SHEET" shall have the meaning set forth in Section 4.1(m) hereof.

     "LEASE FINANCING LOAN" shall mean a loan of funds, effected pursuant to this Agreement, by the Lender to the Borrower, related to a Business Lease in the United States of America and secured by the related Pledged Assets.

     "LEASE FINANCING NOTE" shall mean the promissory note, or other evidence of indebtedness evidencing the obligations of the Borrower under a Lease Financing Loan, in substantially the form set out as Exhibit B hereto.

     "LENDER" shall mean AMRESCO Leasing Corporation, a Nevada corporation, and its successors and assigns.

     "LESSEE" shall mean the lessee under a Business Lease relating to a Lease Financing Loan and each successor or assignee of such lessee's interest under such Business Lease.

     "LICENSE" shall mean a nonrevocable license to use all Equipment Intellectual Property granted by eRoom to the Borrower and RSi for a term which will end upon the satisfaction in full of all obligations of the eRoom Parties to Lender under this Agreement and the Operative Documents.

     "LICENSE AGREEMENT" shall mean the License Agreement dated as of May 11, 2000, by and among eRoom, RSi and the Borrower, pursuant to which a License is granted to RSi and the Borrower, a form of which is attached hereto as Exhibit I.

                    CONFIDENTIAL MATERIAL REDACTED AND FILED
                         SEPARATELY WITH THE COMMISSION

     "LIEN" shall mean any mortgage, deed of trust, pledge, hypothecation, security interest, encumbrance, lien or charge of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement and any lease in the nature of a grant of a security interest or lien).

     "LIQUIDATED DAMAGES" shall mean an amount equal to *** of the present value of the Projected Annual Spread Income calculated as of the date the first breach of any Liquidated Damages Obligation occurs, utilizing a discount rate of *** per annum, and a term which begins in the year in which such breach occurs (including such year), and which ends in the year 2006.

     "LIQUIDATED DAMAGES COLLATERAL" shall mean, collectively, the eRoom Parties' right, title and interest in and to all Residual Profits, Refreshment Centers, Equipment, Intellectual Property, Equipment Intellectual Property, Licenses, Business Leases, accounts, goods, inventory, documents, chattel paper, deposit accounts, equipment, General Intangibles, contracts, certificates of title, fixtures, credits, claims, demands, assets and other personal property of the eRoom Parties, whether now owned, existing, hereafter acquired, held, used, or sold, and any other property, rights and interests of the eRoom Parties which at any time relate to, arise out of or in connection with the foregoing or which shall come into the possession or custody or under the control of the eRoom Parties or any of their agents, representatives, associates or correspondents, in connection with the foregoing; any and all additions and accessions, replacements, substitutions, and improvements, of or to all of the foregoing and all products, rents, profits, offspring, and proceeds thereof; PROVIDED, HOWEVER, that Liquidated Damages Collateral shall not include any of the foregoing which constitutes Pledged Assets.

     "LIQUIDATED DAMAGES OBLIGATION" shall mean any obligation of the eRoom Parties set forth in Sections 9.1, 9.2, 9.3(a) 9.4, 9.6, 9.7, 9.8 or 9.9(a)
hereof.

     "LOAN AMOUNT" shall have the meaning specified in Section 2.2(b) for Lease Financing Loans and Section 2.4 for Advance Funded Lease Financing Loans.

     "LOAN PAYMENT ACCOUNT" shall mean for each Loan Pool, the loan payment account established and maintained by the Custodian pursuant to the related Custodial Agreement.

     "LOAN POOL" shall mean the pool of Lease Financing Loans extended by the Lender to the Borrower from the cut-off date of the last Securitization of Lease Financing Loans until the cut-off date of the next Securitization; provided that all Lease Financing Loans extended by the Lender to the Borrower during the period from the Start Date to the cut-off date of the initial Securitization shall be the Initial Loan Pool.

     "LOAN POOL ACCELERATED AMOUNT" shall mean for each Loan Pool, all amounts owed under all the Lease Financing Loans advanced by the Lender hereunder and included in such Loan Pool and all amounts owed under the related Notes, including but not limited to, all unamortized principal, all accrued and unpaid interest (and interest thereon) and the Prepayment Amount for the Lease Financing Loans in such Loan Pool.

                    CONFIDENTIAL MATERIAL REDACTED AND FILED
                         SEPARATELY WITH THE COMMISSION

     "LOSS RESERVE ACCOUNT" shall mean for each Loan Pool, a loss reserve account established and maintained by the Custodian pursuant to the related Custodial Agreement.

     "LOSS RESERVE AMOUNT" shall mean, for each Loan Pool, *** of the difference between (i) the monthly gross revenues and all other amounts from all Business Leases collected by the Custodian pursuant to the Custodial Agreement related to such Loan Pool and (ii) the sum of the amounts paid, disbursed or reserved pursuant to clauses (i) - (iii) of Section 2.8(c) with respect to all Lease Financing Loans related to such Business Leases, until the amounts reserved for such Lease Financing Loans equal the Reserve Cap for such Lease Financing Loans.

     "MAKE WHOLE PREMIUM" shall mean, with respect to any Lease Financing Loan, a premium equal to the excess, if any, of the Discounted Value over the outstanding Loan Amount of such Lease Financing Loan. The Make Whole Amount shall in no event be less than zero.

     "MASTER CUSTODIAL AGREEMENT" shall mean the Master Custodial Agreement by and among the eRoom Parties, the Lender, RSi and the Custodian to be executed within 90 days of the date of this Agreement.

     "MINIMUM DAILY SAFE UNIT CHARGE" shall have the meaning set forth in
Section 7.11(a).

     "MONTHLY PAYMENT AMOUNT" shall mean, for each Lease Financing Loan (i) the amount of principal due during the prior calendar month on such Lease Financing Loan as provided in the related Note plus (ii) interest on such amount in an amount equal to the product of (A) the Interest Rate for such Lease Financing Loan and (B) the remaining principal balance of such Lease Financing Loan and
(iii) any other amounts owing under the related Note with respect to such Lease Financing Loan.

     "NET BORROWER PERCENTAGE PLAN REVENUE" shall have the meaning as set forth in Schedule I.

     "NET BORROWER REVENUE" shall have the meaning as set forth in Schedule I.

     "NET WORTH" shall mean, as at any date, all amounts which would be included under shareholder's equity on a consolidated balance sheet of the eRoom Parties as of such date in accordance with generally accepted accounting principles, consistently applied.

     "NEXT MONTHLY PAYMENT AMOUNT" shall mean, for all Lease Financing Loans in a Loan Pool and for each Disbursement Date, the Monthly Payment Amount due in the following month for all such Lease Financing Loans.

     "NOTE" shall mean, individually or collectively, as the context may require, the Lease Financing Notes and/or the Credit Enhancement Notes.

                    CONFIDENTIAL MATERIAL REDACTED AND FILED
                         SEPARATELY WITH THE COMMISSION

     "OPERATIVE DOCUMENTS" shall mean collectively, this Agreement, the Notes, the Program Agreement, the License Agreement, the Purchase Agreement, the Stock Pledge Agreement, the Master Custodial Agreement, the Servicing Agreements, the Custodial Agreements and the Pledge and Security Agreements.

     "OVERALL LEASE FINANCING LOANS" shall mean the sum of the Cumulative Lease Financing Loans and the Proposed Advance Funded Lease Financing Loans.

     "PAYMENT DATE" shall mean for each Lease Financing Loan, the first Business Day of each month commencing in the month following the month in which the Funding Date for such Lease Financing Loan occurs.

     "PBGC" shall have the meaning set forth in Section 4.1(p) hereof.

     "PERCENTAGE CALCULATION" shall have the meaning as set forth in Schedule I.

     "PERCENTAGE PLAN" shall mean any of the Percentage Plans set forth on Exhibit O.

     "PERMITTED LIENS" shall mean with respect to any Person, item of Equipment or Business Leases: (i) Liens imposed by law, such as carriers', warehousemen's, materialmen's and mechanics' liens, or Liens arising out of judgments or awards against such Person with respect to which such Person at the time shall currently be prosecuting an appeal or proceedings for review; and, (ii) Liens for taxes not yet subject to penalties for nonpayment and Liens for taxes the payment of which is being contested as permitted by Section 7.3 hereof.

     "PERSON" shall mean any individual, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, incorporated organization or government or any agency or political subdivision thereof.

     "PLAN" shall have the meaning set forth in Section 4.1(p).

     "PLATINUM CALCULATION" shall have the meaning as set forth in Schedule I.

     "PLATINUM PLAN" shall mean any of the Platinum Plans set forth on Exhibit
O.

     "PLEDGED ASSETS" shall mean, for each Loan Pool, the collateral securing each Lease Financing Loan included in such Loan Pool, which shall consist of (i) the related Business Lease and the Refreshment Centers and Equipment leased thereunder, (ii) all amounts held in the related Custodial Account by the Custodian pursuant to the related Custodial Agreement, (iii) all amounts held in the related Loan Payment Account by the Custodian pursuant to the related Custodial Agreement, (iv) the stock of RSi pledged to the Lender pursuant to the related Stock Pledge Agreement and (v) the Licenses.

     "PLEDGE AND SECURITY AGREEMENT" shall mean each Pledge and Security Agreement by and among the Borrower, eRoom and RSi in favor of the Lender executed in connection with a Loan Pool prior to the consolidation of the Lease Financing Notes into a Credit Enhancement Note, a form of which is attached as Exhibit M.

     "PREPAYMENT AMOUNT" shall mean (i) with respect to a Lease Financing Loan that has been consolidated into a Credit Enhancement Note, an amount equal to the sum of (A) the outstanding Loan Amount of such Lease Financing Loan on the Prepayment Date, (B) all interest accrued and unpaid on the Loan Amount of such Lease Financing Loan from the immediately preceding Payment Date through the Prepayment Date, if any, plus an additional month of interest on such Loan Amount, (C) all accrued and unpaid Scheduled Monthly Credit Enhancement Obligation Payments due through the Prepayment Date, (D) if any Program Loan Deficiencies exist on the Prepayment Date, the Credit Enhancement Prepayment and (E) the Make Whole Premium, and (ii) with respect to a Lease Financing Loan that has not been consolidated into a Credit Enhancement Note, items (A), (B) and (E) above for such Lease Financing Loan.

     "PREPAYMENT DATE" shall have the meaning set forth in Section 2.11(a) hereof.

     "PREPAYMENT NOTICE" shall have the meaning set forth in Section 2.11(a) hereof.

     "PRE-SECURITIZATION PERIOD" with respect to a Lease Financing Loan shall mean, the period of time between the funding of such Lease Financing Loan and the Securitization of such Lease Financing Loan or the Business Lease pledged as collateral for such Lease Financing Loan.

     "PRICE AND PRODUCT SCHEDULE" shall mean the list of prices and products offered by eRoom to hotels and time-shares, as set out in Exhibit O hereto, as such schedule may be amended by written agreement of eRoom and the Lender from time to time.

     "PROGRAM" shall have the meaning specified in the recitals hereto.

     "PROGRAM AGREEMENT" shall mean the Amended and Restated Program Agreement dated as of March 10, 1999, by and among RSi, eRoom (formerly known as RoomSystem Technologies, Inc. and RoomSystems International Corp.), Sunyich and the Lender, as at any time amended and in effect.

     "PROGRAM CREDIT ENHANCEMENT AMOUNT" shall mean, with respect to each Lease Financing Loan, an amount equal to the product of (i) the ratio of (A) the outstanding Loan Amount plus the Credit Enhancement Amount on the Prepayment Date of such prepaying Lease Financing Loan to (B) the outstanding loan amounts plus the outstanding credit enhancement amounts of all Program Loans in the related Program Pool that are not Delinquent Program Loans, multiplied by (ii) the sum (without duplication) of (A) the Program Prepayment Amounts for all Delinquent Program Loans in the related Program Pool on the Prepayment Date plus
(B) any other outstanding Program Loan Deficiencies with respect to such Program Pool.

     "PROGRAM LOAN" shall mean a commercial loan made by the Lender (or one of its Affiliates) to a third party that is included in a pool of loans formed by the Lender (or one of its Affiliates).

     "PROGRAM LOAN DEFICIENCIES" shall mean any defaults or delinquencies on any of the Program Loans, as determined by the Lender in its sole discretion.

     "PROGRAM POOL" shall mean a pool of Program Loans.

     "PROGRAM PREPAYMENT AMOUNT" shall mean, with respect to any Delinquent Program Loan, an amount equal to the sum of (i) the outstanding loan amount of such Delinquent Program Loan on the prepayment date, (ii) all accrued and unpaid interest on such Delinquent Program Loan to the Prepayment Date, (iii) all accrued and unpaid scheduled monthly credit enhancement obligation payments on such Delinquent Program Loan to the Prepayment Date and (iv) the make whole premium with respect to such Delinquent Program Loan.

     "PROJECTED ANNUAL SPREAD INCOME" shall be equal to the number of projected Refreshment Centers for each year shown below, multiplied by ***:

                                    PROJECTED
                                   REFRESHMENT
                 YEAR                CENTERS
                 ----                -------

                 ***                   ***

     "PROPERTY TAX RESERVE ACCOUNT" shall mean for each Loan Pool, an escrow reserve account established and maintained by the Custodian pursuant to the related Custodial Agreement for payment of applicable property or use taxes on the Equipment subject to each Business Lease related to such Loan Pool.

     "PROPERTY TAX RESERVE AMOUNT" shall mean for each Loan Pool and each Disbursement Date, an amount equal to the product of (i) *** per day (ii) the number of days since the last Disbursement Date (or 30 days in the case of the first Disbursement Date) and (iii) the number of Refreshment Centers included in the Business Leases relating to the Lease Financing Loans in such Loan Pool.

     "PROPOSED ADVANCE FUNDED LEASE FINANCING LOANS" shall mean the sum of the Loan Amount of all Advance Funded Lease Financing Loans submitted by Borrower to Lender and then under consideration for funding.

     "PURCHASE AGREEMENT" shall mean the Business Lease and Equipment Purchase and Sale Agreement dated as of May 11, 2000, by and between eRoom and the Borrower, pursuant to which the Borrower will purchase Business Leases (other than the right to service such Business Leases) and Equipment from eRoom, from time to time, a form of which is attached hereto as Exhibit J.

                    CONFIDENTIAL MATERIAL REDACTED AND FILED
                         SEPARATELY WITH THE COMMISSION

     "RECALCULATED PERCENTAGE CALCULATION" shall have the meaning as set forth in Schedule I.

     "RECALCULATED THRESHOLD CALCULATION" shall have the meaning as set forth in
Schedule I.

     "REFRESHMENT CENTER" shall mean either a Standard Unit Refreshment Center or a Safe Unit Refreshment Center, as applicable.

     "REFRESHMENT CENTER LOAN AMOUNT" for each Lease Financing Loan shall have the meaning specified on Schedule I hereto under the Threshold Plan, the Percentage Plan or the Platinum Plan, as applicable.

     "REINVESTMENT RATE" shall mean the bond equivalent yield to maturity implied by either (i) the yield reported, as of 10:00 A.M. (New York City time) on the Business Day next preceding the Prepayment Date, on the display designated as "Page 678" on the Bridge Capital Telerate Service (or such other display as may replace Page 678 on the Bridge Capital Telerate Service) for actively traded United States Treasury obligations having a maturity equal to the Remaining Average Life, or (ii) if such yields shall not be reported as of such time or the yields reported as of such times shall not be ascertainable, the Treasury Constant Maturity Series yields reported (for the latest day for which such yields shall have been so reported as of the Business Day next preceding the Prepayment Date) in Federal Reserve Statistical Release H. 15
(519) (or any comparable successor publication) for actively traded United States Treasury obligations having a constant maturity equal to the Remaining Average Life. Such implied yield shall be determined, if necessary, by (A) converting United States Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice, and (B) interpolating linearly between reported yields.

     "REMAINING AVERAGE LIFE" shall mean, with respect to each Lease Financing Loan, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) the outstanding Loan Amount on the Prepayment Date into (ii) the sum of the products obtained by multiplying (A) the principal portion of each remaining scheduled Monthly Payment Amount by (B) the number of years (calculated to the nearest one-twelfth year) which will elapse between the Prepayment Date and the Final Payment Date.

     "RESERVE CAP" shall mean with respect to all Lease Financing Loans in a Loan Pool, an amount equal to *** of the sum of all Monthly Payment Amounts on such Lease Financing Loans.

     "RESIDUAL PROFITS" shall mean, for each Loan Pool, all revenues and other amounts collected by the Custodian and not required to be disbursed or retained pursuant to Section 2.8(c)(i) - (v).

     "RESIDUAL PROFITS COLLECTION ACCOUNT" shall mean the account of such name created pursuant to the Master Custodial Agreement.

                    CONFIDENTIAL MATERIAL REDACTED AND FILED
                         SEPARATELY WITH THE COMMISSION

     "RIGHT OF FIRST REFUSAL" shall have the meaning assigned to such term in
Section 9.2 hereof.

     "RSi" shall have the meaning assigned to such term in the first paragraph of this Agreement.

     "RSi STOCK" shall mean all of the issued and outstanding capital stock of RSi.

     "SAFE UNIT EQUIPMENT" shall mean all network computer systems, equipment (including refrigerators and safes) and all other personal property related to a Safe Unit Refreshment Center.

     "SAFE UNIT REFRESHMENT CENTER" shall mean a fully-automated refreshment center (including but not limited to a Convenience Center) or RoomServ refreshment center that includes an attached room safe (including but not limited to RoomSafe).

     "SCHEDULED MONTHLY CREDIT ENHANCEMENT OBLIGATION PAYMENT" shall mean, with respect to a Lease Financing Loan, an amount equal to (i) the product of (A) the Interest Rate on such Lease Financing Loan and (B) the Credit Enhancement Amount for such Lease Financing Loan DIVIDED BY (ii) twelve (12).

     "SEASONING PERIOD" shall mean the period beginning on the first day of the month following the month in which all Equipment subject to the applicable Business Lease is installed and fully operational, and ending ninety (90) days thereafter; provided that in the case of any Lease Financing Loan that has a remaining term of less than 82 months as provided in Section 2.2(c), the Seasoning Period shall be the period beginning 90 days prior to the date of funding of such Lease Financing Loan and ending on the date of such Lease Financing Loan.

     "SECURITIZATION" shall mean the disposition of pools of Business Leases or Loan Pools of Lease Financing Loans through securitization or any other form of transfer of such assets from the Borrower's or the Lender's balance sheet.

     "7-YEAR TREASURY" shall mean the yield to maturity for the United States Treasury bond equal to seven (7) years (as determined by the Lender) as set forth in THE WALL STREET JOURNAL, as of the Business Day immediately preceding the date of funding of the related Lease Financing Loan.

     "SERVICER" shall mean RSi, as servicer under the Servicing Agreement or any successor or assign thereof.

     "SERVICING AGREEMENT" shall mean each Servicing Agreement executed in connection with a Loan Pool by and among the Servicer, the Borrower, the Lender, as Lender and Back-Up Servicer and the Custodian, pursuant to which RSi will service the Equipment and the Business Leases related to the Lease Financing Loans in such Loan Pool, a form of which is attached hereto as Exhibit K.

     "SERVICING FEE" shall mean, for each Loan Pool and for each Disbursement Date, the product of (i) *** (ii) the number of days since the last Disbursement Date (or 30 days in the case of the first Disbursement Date) and (iii) the number of units of installed Refreshment Centers included in the Business Leases relating to the Lease Financing Loans in such Loan Pool.

     "STANDARD LEASE" shall mean a lease entered into between a Customer and any party other than an eRoom Party or an Affiliate of an eRoom Party, providing for the lease of Equipment or a Refreshment Center that does not provide for a sharing of revenues between any eRoom Party or Affiliate and such Customer.

     "STANDARD UNIT EQUIPMENT" shall mean all network computer systems and software (including network systems, room management systems and restocking systems), equipment (including refrigerators) and other personal property related to a Standard Unit Refreshment Center.

     "STANDARD UNIT REFRESHMENT CENTER" shall mean a fully-automated refreshment center (including but not limited to a Convenience Center or RoomServ refreshment center) that does not include an attached room safe.

     "START DATE" shall mean the date of the initial Lease Financing Loan made hereunder.

     "STOCK COLLATERAL" shall have the meaning given to such term in the Stock Pledge Agreements.

     "STOCK PLEDGE AGREEMENT" shall mean each Stock Pledge and Security Agreement executed in connection with a Loan Pool by and among the Lender, RSi and eRoom, a form of which is attached hereto as Exhibit L.

     "SUNYICH" shall mean Steve L. Sunyich.

     "TERM" shall mean have the meaning set forth in Section 12.12(a) hereof.

     "THRESHOLD AMOUNT" shall have the meaning as set forth in Schedule I.

     "THRESHOLD CALCULATION" shall have the meaning as set forth in Schedule I.

     "THRESHOLD PLAN" shall mean any of the Threshold Plans set forth on Exhibit O.

     "TRADITIONAL EQUIPMENT FINANCING" shall mean any financing requested or obtained by a Customer to facilitate the Customer's purchase of Equipment, or any Standard Lease requested or obtained by a Customer.

     "TRANSACTION" shall mean the funding of a Lease Financing Loan or an Advance Funded Lease Financing Loan.

                    CONFIDENTIAL MATERIAL REDACTED AND FILED
                         SEPARATELY WITH THE COMMISSION

     "TRANSACTION APPROVAL" shall mean a written approval of a Lease Financing Loan, in substantially the form set forth in the attached Exhibit E, and executed by the Lender.

     "TRANSACTION SUBMISSION PACKAGE" shall have the meaning assigned to such term in Exhibit A hereto entitled "Guidelines."

     "UCC" shall mean the Uniform Commercial Code (or any comparable law) in effect in any relevant jurisdiction, the laws of which govern the attachment or perfection of security interests under this Agreement.

     "UNDERPERFORMING PROPERTY" shall mean a hotel or timeshare property under
(i) a Threshold Plan that earned a share of the Average Gross Revenues (less the portion of such revenues paid to eRoom) during the Seasoning Period of less than 20% of the total revenue generated by the Refreshment Centers in such hotel or timeshare property during the Seasoning Period, or (ii) a Platinum Plan that does not qualify for a Refreshment Center Loan Amount under Option 1 or Option 2 of Section C to Schedule I to this Agreement and where such hotel or time-share property earned a share of the Average Gross Revenues (less the portion of such revenues paid to eRoom and the guaranteed payment to eRoom) during the Seasoning Period of less than 20% of the total revenue generated by the Refreshment Centers in such hotel or timeshare property during the Seasoning Period.

     Section 1.2 ACCOUNTING TERMS. Except as otherwise defined or provided herein, any accounting terms used in this Agreement which are not specifically defined herein shall have the meanings customarily given thereto, and all financial computations shall be made, in accordance with generally accepted accounting principles, consistently applied.


                                    ARTICLE 2

                BUSINESS LEASES, LEASE FINANCING LOANS; SERVICING

         Section 2.1       THE BUSINESS LEASES.

          (a) Subject to the requirements of Section 2.1(c) below, eRoom will be solely responsible for the negotiation, origination, servicing and management of each Business Lease.

          (b) Pursuant to the Purchase Agreement, eRoom will sell, assign, transfer, set over and otherwise convey without recourse to the Borrower, each Business Lease related to a Lease Financing Loan, other than the right to service the Business Lease, which shall be transferred by eRoom to RSi pursuant to the Servicing Agreement.

          (c) Prior to or contemporaneously with the closing date of the transfer of a Business Lease from eRoom to the Borrower as required by Section 2.1(b), eRoom shall sell, assign, transfer, set over and otherwise convey the related Equipment to the Borrower pursuant to the Purchase Agreement and eRoom shall, pursuant to the License

Agreement, have granted to the Borrower and RSi a License to use all the related Equipment Intellectual Property.

          (d) The Borrower and the Lender agree that in connection with any Business Lease financing: (i) for each proposed Lease Financing Loan, the related Business Lease and the Lessee thereof shall be underwritten by the Lender as part of the Transaction Approval process; (ii) the form of Business Lease must be substantially similar to one of the form(s) of Business Lease set out in Exhibit G and must contain a term of 84 months and pricing terms that incorporate one of the options set out on Exhibit O; and, (iii) any proposed change to a form of Business Lease set out in Exhibit G must be acceptable to the Lender in its reasonable discretion as evidenced by a written acknowledgement of such changed form by the Lender.

          (e) In the event the Borrower wishes to obtain Business Lease Financing for a Business Lease that is in a form that is not substantially similar to those set out in Exhibit G or that contains pricing terms that are not one of the options set out in Exhibit G, the Borrower shall submit a form of such proposed Business Lease (the "Proposed Lease Form") to the Lender at least 30 days prior to the date the Borrower wishes to obtain such Lease Financing Loan. Upon receipt of the Proposed Lease Form, the Lender shall, within 14 days of receipt, indicate whether it will make a Lease Financing Loan with respect to the Proposed Lease Form.

         Section 2.2       THE LEASE FINANCING LOANS.

          (a) The Lender hereby agrees, subject to the terms and conditions of this Agreement, to make Lease Financing Loans to the Borrower during the Term of this Agreement. Unless the Borrower and the Lender shall agree, in writing, to extend the Term, the Lender shall have no obligation to make any Lease Financing Loans after the Commitment Termination Date.

          (b) The amount of each Lease Financing Loan shall be equal to the Refreshment Center Loan Amount for all Refreshment Centers included in the related Business Leases and installed at the related hotel or time-share property or properties that secure such Lease Financing Loan (such amount, the "LOAN AMOUNT").

          (c) The term of each Lease Financing Loan (other than an Advance Funded Lease Financing Loan) shall be eighty-two (82) months from the date of such Lease Financing Loan. The term of each Advance Funded Lease Financing Loan shall be eighty-four (84) months from the date of such Advance Funded Lease Financing Loan, which shall be funded on the first Business Day in the Seasoning Period. If the remaining term of the Business Lease related to a Lease Financing Loan is less than eighty-two (82) months, upon the Lender's consent (determined by the Lender in its sole and absolute discretion), the term of such loan may be adjusted to correspond to the remaining term of the related Business Lease (but not less than the remaining term of the related Business Lease); PROVIDED, HOWEVER, that the Loan Amount of such Lease Financing Loan shall be reduced consistent with the methodology provided in the table below to adjust for the reduced term of the related Business Lease.

REMAINING TERM OF            TERM OF LEASE           NEW BORROWER REVENUE
 BUSINESS LEASE              FINANCING LOAN              ADVANCE RATE*
 --------------              --------------              -------------

     ***                          ***                         ***




* This amount shall be inserted in clause (i)(A) of the definition of "REFRESHMENT CENTER LOAN AMOUNT" for the Threshold Plan and clause (i)(A) of the definition of "REFRESHMENT CENTER LOAN AMOUNT" for the Percentage Plan.

          (d) Notwithstanding the foregoing, if the Lessee of the Business Lease related to a proposed Lease Financing Loan is an Underperforming Property, the Lender shall have the right, but not the obligation to fund such proposed Lease Financing Loan.

     Section 2.3 CONDITIONS TO BORROWING; TRANSACTION APPROVAL OR DENIAL.

          (a) Prior to requesting a Lease Financing Loan hereunder, the Borrower must submit to the Lender an initial Borrowing Notice on which the Borrower shall certify that each of the requirements other than those indicated with asterisks thereon set out thereto has been satisfied (or otherwise waived by the Lender in writing).

          (b) The Lender shall, within 7 Business Days after its receipt of the initial Borrowing Notice for a requested Lease Financing Loan, determine whether the proposed transaction satisfies the preliminary requirements for a Lease Financing Loan.

          (c) In the event that the Lender indicates that the proposed transaction satisfies the preliminary requirements for a Lease Financing Loan, the Lender shall so inform the Borrower in writing, within 7 Business Days after its receipt of the initial Borrowing Notice for the requested Lease Financing Loan.

          (d) At the end of the related Seasoning Period for a Business Lease (or, as provided below, sooner in the case of Lease Financing Loans for which the Lender has an Advance Funding Transaction Approval Obligation), the Borrower will present to the Lender for its review a full Transaction Submission Package (excluding those items previously submitted as part of the Borrowing Notice) relating to such Business Lease.

          (e) Within 7 Business Days after its receipt of the Transaction Submission Package, the Lender shall determine, in its reasonable discretion, whether the proposed transaction satisfies the requirements for a Lease Financing Loan.

          (f) In the event that the Lender approves the issuance of a Lease Financing Loan for a proposed transaction, the Lender shall execute and deliver to the

                    CONFIDENTIAL MATERIAL REDACTED AND FILED
                         SEPARATELY WITH THE COMMISSION

Borrower a Transaction Approval. In the event that the Lender does not approve the issuance of a Lease Financing Loan for a proposed transaction, the Lender shall execute and deliver to the Borrower a transaction denial.

          (g) On the Business Day prior to the closing of each Lease Financing Loan, the eRoom Parties shall provide the Lender with an Acknowledgement that the related Transaction Submission Package and representations and warranties set forth in Section 4.1 hereto are, and will as of the date of such closing, be true and correct in all material respects and that the Borrower has satisfied the Guidelines and all terms and conditions of this Agreement. The eRoom Parties agree that upon the Securitization of any Business Leases or Lease Financing Loans, they will each execute a similar Acknowledgement in connection with the Securitization.

          (h) Notwithstanding the foregoing, the obligation of the Lender to make a Lease Financing Loan is subject to the satisfaction (or waiver) of the conditions set out in Section 5.3 hereof.

     Section 2.4 ADVANCE FUNDED LEASE FINANCING LOANS. Upon the satisfaction of the requirements set out in Section 2.5(a) and (b), the Borrower can request advance funding of certain Lease Financing Loans no less than ten (10) Business Days prior to the first day of the Seasoning Period for the related Business Lease and the Lender hereby agrees, on the terms and subject to the conditions of this Agreement to make Advance Funded Lease Financing Loans. The "LOAN AMOUNT" for each Advance Funded Lease Financing Loan shall equal (a) *** for each Standard Unit Refreshment Center and (b) *** for each Safe Unit Refreshment Center.

     Section 2.5 ADVANCE FUNDING TRANSACTION APPROVAL. Upon satisfaction of the terms and conditions of this Agreement, the Borrower can request an Advance Funded Lease Financing Loan from the Lender no less than ten (10) Business Days prior to the first day of the Seasoning Period with respect to the related Business Lease upon the satisfaction of the following additional conditions: (a) the eRoom Parties must have at least *** installed Refreshment Centers which have completed the related Seasoning Period and which have been funded by the Lender through Lease Financing Loans; and (b) as of the date of the request for such advance funding, the average revenues received by the Borrower (after giving effect to the revenue sharing allocations under the related Business Leases and excluding any revenues for each Advance Funded Lease Financing Loan which has not completed its respective Seasoning Period) must be at least *** per day for each *** of Overall Lease Financing Loans.

     Section 2.6 BORROWINGS DURING TERM. On the Borrowing Date specified for each Lease Financing Loan hereunder, the Lender shall make available the Loan Amount at the office of the Lender or, if the Borrower shall make a written request to the Lender, wire or cause to be wired such amount to such account or accounts of the Borrower specified in such written request and which shall be located within the State of Utah.

     Section 2.7 USE OF PROCEEDS. The proceeds of each Lease Financing Loan hereunder shall be used by the Borrower solely for lawful business or commercial purposes.

                    CONFIDENTIAL MATERIAL REDACTED AND FILED
                         SEPARATELY WITH THE COMMISSION


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


     Section 2.8 PRE-SECURITIZATION PERIOD.

          (a) During the Pre-Securitization Period, the Lender shall retain the Lease Financing Loans in a Loan Pool in accordance with the terms hereof.

          (b) The Custodian shall, on behalf of the Lender and the Borrower as their interests may appear, hold the Pledged Assets for a Loan Pool (other than the stock of RSi, which shall be held by the Lender). Pursuant to the related Custodial Agreement, the Custodian shall collect directly from each Lessee the Collected Funds and shall deposit such Collected Funds into the Custodial Account created pursuant to such Custodial Agreement.

          (c) On each Disbursement Date for each Loan Pool, the Custodian (based on the report provided to the Custodian pursuant to the related Servicing Agreement) shall disburse the Collected Funds held on deposit in the Custodial Account established for such Loan Pool to the parties or accounts indicated in the following priorities (to the extent of funds available therefor):

               (i)  ***

               (ii) ***

               (iii) ***

               (iv) ***

               (v) to the Residual Profits Collection Account, if necessary to cover a shortfall in funds available to pay items (i) - (iv) of Section 2.8(c) with respect to any other Loan Pools; and

               (vi) ***

          (d) Notwithstanding the foregoing, to the extent that Collected Funds for any Disbursement Date are insufficient to make a full disbursement of the amounts required for a Loan Pool in clauses (i) - (iii) above, the Custodian shall, to the extent of funds available therefor, withdraw amounts from (x) first, the Loss Reserve Account for such Loan Pool and (y) second, the Residual Profits Collection Account and disburse such amounts in accordance with the priorities set out in such clauses (i) - (iii) of Section 2.8(c).

                    CONFIDENTIAL MATERIAL REDACTED AND FILED
                         SEPARATELY WITH THE COMMISSION

          (e) Notwithstanding clause (d) above, to the extent that Collected Funds for any Disbursement Date are insufficient to make a full payment to the related Loss Reserve Account for a Loan Pool pursuant to clause (c)(iv) above, the Custodian shall, to the extent of funds available therefor, withdraw amounts from the Residual Profits Collection Account and distribute such amounts to such Loss Reserve Account pursuant to such clause (c)(iv) above.

          (f) On the Disbursement Date in May of each year, any amounts remaining in the Property Tax Reserve Account with respect to each Loan Pool, after the payment of all applicable taxes for the prior calendar year, will be released and applied as payments in accordance with the priorities set out in clauses (iii) - (vi) of Section 2.8(c) for the related Loan Pool.

          (g) On each Disbursement Date, the Custodian will provide each of the eRoom Parties and the Lender with an accounting of the disbursements and allocations of Collected Funds with respect to each Loan Pool for such Disbursement Date.

          (h) In the event that on any Disbursement Date more than one Loan Pool has a shortfall in Collected Funds and amounts on deposit in the related Loss Reserve Account such that such Loan Pool requires amounts on deposit in the Residual Profits Collection Account to satisfy the payments required by Section 2.8(c)(i) - (iv) above, amounts distributed from the Residual Profits Collection Account shall be allocated PRO RATA among such Loan Pools based upon the then outstanding Loan Amount of all Lease Financing Loans in such Loan Pools.

          (i) On each Disbursement Date, after the making of all of the disbursements from the Custodial Account set out in Section 2.8(c) above, the Custodian shall disburse the amounts on deposit in the Loan Payment Account to the parties or accounts indicated in the following priorities (to the extent of funds available therefor):

               (i) to the Lender, an amount equal to the sum of (A) the Monthly Payment Amount for such Disbursement Date with respect to all Lease Financing Loans in such Loan Pool, (B) the Carry Forward Amount for such Disbursement Date with respect to all Lease Financing Loans in such Loan Pool, and (C) if applicable, the Accelerated Loan Amount for such Disbursement Date with respect to all Lease Financing Loans in such Loan Pool

               (ii) to the Custodial Account for such Loan Pool, an amount equal to the amount of interest accrued since the prior Disbursement Date on funds on deposit in the Loan Payment Account on the day prior to such Disbursement Date; and

               (iii) any amount remaining in the Loan Payment Account after making the disbursements set out in subclauses (i) and (ii) of this clause
(i) shall be retained in the Loan Payment Account.

          (j) On the final Disbursement Date with respect to a Loan Pool, all amounts on deposit in the Loss Reserve Account and Loan Payment Account shall, to the extent not required to be distributed pursuant to Section 2.8(c) or (i), be distributed to the Borrower.

     Section 2.9 TIMELINE OF EVENTS. The following is a timeline showing the sequence of events relating to a Lease Financing Loan.

                    *** Equipment installed at a hotel or time-share property in connection with a Business Lease between eRoom and a Lessee.

                    ***       Seasoning Period.

                    *** RSi bills the Lessee under the Business Lease for the period from ***.

                    *** Lessee's due date for lease payment for period from *** (this payment belongs to eRoom). Also RSi bills the Lessee for the month of ***.

                    *** Lessee's due date for lease payment for the *** lease payment - this payment belongs to eRoom. Also RSi bills the Lessee for the month of ***.

                    *** Lessee's due date for the *** lease payment (this payment belongs to eRoom). RSi bills the Lessee for the *** lease payment.

                    *** Funding Date. Lender makes Lease Financing Loan to the Borrower (which has acquired the Business Lease and related Equipment from eRoom pursuant to the Purchase Agreement). Lender withholds Monthly Payment Amount for *** from amounts loaned on such Lease Financing Loan.

                    *** Initial Payment Date. Custodian receives the *** lease payment directly from the Lessee (this payment belongs to the Program and will be distributed on the Disbursement Date pursuant to
                              Section 2.8). Also RSi bills the Lessee for the *** lease payment.

                    CONFIDENTIAL MATERIAL REDACTED AND FILED
                         SEPARATELY WITH THE COMMISSION

                    *** Initial Disbursement Date. Amounts received by the Custodian on the Business Leases since the Funding Date will be disbursed pursuant to Section 2.8.

                    *** Payment Date. Lessee's due date for the *** lease payment and the billing date for the month of ***.

                    *** Disbursement Date. Amounts received by the Custodian on the Business Leases since the prior Distribution Date will be disbursed pursuant to
                              Section 2.8.

          Section 2.10 INTEREST RATES ANDPAYMENT DATES. The Borrower shall pay interest on the unpaid principal amount of each Lease Financing Loan from the Borrowing Date of such Lease Financing Loan until the date such Lease Financing Loan shall have been repaid in full (whether at scheduled maturity or by acceleration or otherwise) at a rate per annum equal to the Interest Rate for such Lease Financing Loan as specified in the related Note or this Agreement.

          Section 2.11 PREPAYMENTS.

          (a) Each Lease Financing Loan is subject to prepayment in whole, but not in part. In the event of prepayment, the Borrower shall pay the related Prepayment Amount. The Prepayment Amount is due and payable regardless of whether the prepayment by the Borrower is made voluntarily or involuntarily, including any prepayment required by the Lender's exercise of its rights upon the occurrence of an Event of Acceleration. In the event that the Borrower ELECTS to prepay any Lease Financing Loan, the Borrower shall deliver written notice (the "PREPAYMENT NOTICE") of such prepayment election to the Lender not less than thirty (30) days nor more than sixty (60) days from the proposed prepayment date (such date or the date of the exercise of Lender's rights of acceleration upon the occurrence of an Event of Acceleration, the "PREPAYMENT DATE"). Within twenty (20) days of the Lender's receipt of such Prepayment Notice, the Lender shall deliver a written notice to the Borrower setting forth the estimated total amount of the Prepayment Amount payable on the proposed Prepayment Date, which amount shall be subject to adjustment for changes in the Reinvestment Rate.

          (b) On the Prepayment Date, the Borrower shall pay the Lender the related Prepayment Amount, with respect to the related Lease Financing Loan to be prepaid.

     Section 2.12 INTEREST COMPUTATIONS. All interest due on any Payment Date shall be computed from and including the immediately preceding Payment Date to but excluding such Payment Date.

                    CONFIDENTIAL MATERIAL REDACTED AND FILED
                         SEPARATELY WITH THE COMMISSION

     Section 2.13 EVIDENCE OF INDEBTEDNESS.

          (a) Each Lease Financing Loan shall be evidenced by a single Lease Financing Note dated as of the related Borrowing Date payable to the order of the Lender in the principal amount specified in such Note and otherwise duly completed. As provided in Section 2.15, each Lease Financing Note may at any time and at the discretion of the Lender be consolidated with other Lease Financing Notes into a Credit Enhancement Note.

          (b) The Lender shall maintain records showing all Lease Financing Loans made by the Lender hereunder, all payments made on account of the Lease Financing Loans, the computation and payment of interest, and other amounts due and sums paid hereunder.

     Section 2.14 EQUIPMENT SERVICING.

          (a) In consideration for the Servicing Fee, RSi shall service all of the Equipment and the Business Leases in accordance with the Servicing Agreements.

          (b) To secure RSi's obligations under the Servicing Agreements, the eRoom Parties will pledge to the Lender (i) pursuant to Article 3 hereof, the Equipment Intellectual Property and, (ii) pursuant to the Stock Pledge Agreements, the stock of RSi.

          (c) In the event that a Lessee fails to make a payment under a Business Lease within 15 days of the due date thereof, RSi shall disrupt the related Equipment through its electronic locking mechanism thereby rendering the Equipment unusable. In the event that a Business Lease is in default for a period of sixty (60) days or more, RSi shall promptly take all action (including legal action) necessary to gain possession of the related Equipment and shall use its best efforts to enter into a new Business Lease or sell the Equipment.

          (d) In the event that any of the eRoom Parties receive proceeds from any sale of Equipment pursuant to clause (c) above, the lesser of (i) the then outstanding Loan Amount of the related Lease Financing Loan or (ii) the proceeds actually received shall immediately be delivered to the Custodian for deposit in the Loss Reserve Account related to such Loan Pool, but such proceeds shall not be counted toward the Reserve Cap.

          (e) Any new Business Lease with respect to the Equipment pursuant to clause (c) above, shall be pledged as security for the applicable Lease Financing Loan and all revenues received by the Custodian with respect to such new Business Lease shall be disbursed by the Custodian pursuant to the priorities set out in Section 2.8(c) for the related Loan Pool.

     Section 2.15 CONSOLIDATION OF LEASE FINANCING NOTES INTO CREDIT ENHANCEMENT
                  NOTES.

          (a) The Lender, in its sole discretion, may at any time, and from time to time, consistent with the terms of this Agreement, amend, restate and consolidate all of the Lease Financing Notes relating to the Lease Financing Loans in a Loan Pool into a Credit Enhancement Note.

          (b) Each Credit Enhancement Note shall be substantially in the form attached hereto as Exhibit C and shall include the Borrower's obligation to pay the Aggregate Credit Enhancement Amount. The eRoom Parties shall cooperate with the Lender in the process of consolidating such Notes and shall execute any and all documents required by the Lender in connection therewith; including but not limited to, a Credit Enhancement Note.

          (c) The interest rate on the Credit Enhancement Note shall be equal to the weighted average of the Interest Rates (after making the adjustment in such Interest Rates specified in clause (d) below) on all Lease Financing Loans consolidated in such Credit Enhancement Note.

          (d) Notwithstanding anything to the contrary herein, upon the consolidation of Lease Financing Loans in a Loan Pool into a Credit Enhancement Note, the Interest Rate otherwise determined pursuant to the definition of "INTEREST RATE" shall be lowered on each such Lease Financing Loan by an amount equal to *** per annum.

          (e) Upon execution and delivery of a Credit Enhancement Note, the Lease Financing Notes amended, restated and consolidated in such Credit Enhancement Note shall automatically be cancelled.

          (f) Following the amendment, restatement and consolidation of the Lease Financing Notes relating to the Lease Financing Loans in a Loan Pool into a Credit Enhancement Note, the related Pledge and Security Agreement, Stock Pledge Agreement (as amended from time to time), and UCC-1 Financing Statements shall continue to secure the prompt and complete payment and performance of such Credit Enhancement Note and all obligations contained therein.


                                    ARTICLE 3

                                SECURITY INTEREST

     Section 3.1 GRANT OF SECURITY INTEREST. To secure the due payment and performance of any and all obligations of the eRoom Parties hereunder and under any and all Notes executed in connection with or related to this Agreement (1) eRoom hereby pledges and grants to the Lender, a continuing security interest in, and Lien on, all of eRoom's right, title and interest in and to the Equipment Intellectual Property, (2) eRoom shall execute a Stock Pledge Agreement for each Loan Pool that provides for a grant by eRoom to the Lender of a continuing Lien upon, and first priority security interest in, all

                    CONFIDENTIAL MATERIAL REDACTED AND FILED
                         SEPARATELY WITH THE COMMISSION
of eRoom's right, title and interest in, to and under the Stock Collateral and
(3) the Borrower shall execute a Pledge and Security Agreement for each Loan Pool which will provide for a grant by the Borrower to the Lender of a continuing Lien upon, and a first priority security interest in, all of the Borrower's right, title and interest in, to and under all of the Pledged Assets related to such Loan Pool including (without limitation) the following:

          (a) any and all Business Leases included in all Transaction Submission Packages submitted to the Lender pursuant to this Agreement and related to such Loan Pool and all of the Borrower's right, title and interest in, to and under any contracts, including any security agreements, or other documents executed by, or in favor of, the Borrower in connection therewith;

          (b) any and all Refreshment Centers and Equipment related to any of the foregoing Business Leases;

          (c) the Collected Funds, the Custodial Accounts, the Loss Reserve Accounts, the Loan Payment Accounts, the Property Tax Reserve Accounts and any other bank or similar accounts in the name, or held for the benefit of, the Borrower or the Lender and all amounts on deposit therein;

          (d)  the Licenses;

          (e) all additions, accessions, replacements, substitutions and improvements to any of the foregoing; and

          (f) any and all proceeds of the foregoing, including all insurance payments (whether or not the Lender is the loss payee thereof).

     Section 3.2 CHIEF EXECUTIVE OFFICE; LOCATION OF PLEDGED ASSETS. The Borrower represents and warrants to the Lender that (i) the address of the Borrower's chief executive office is its address stated in Section 12.7, (ii) all records (including books of account) pertaining to the Pledged Assets are kept by the Borrower at such address or at the office of one of the eRoom Parties set out in Section 12.7 and (iii) to the best of the Borrower's knowledge, no Refreshment Center or Equipment is kept at any location that is not expressly specified or permitted by any Business Lease applicable thereto. The Borrower covenants to the Lender that the Borrower will notify the Lender of any change in the foregoing representations not later than ten (10) Business Days after such change shall have occurred. The Borrower covenants that the Borrower shall maintain all records pertaining to the Pledged Assets at the Borrower's chief executive office or at the office of one of the eRoom Parties set out in Section 12.7 and that the Borrower will not store, use or locate any of the Pledged Assets at any place other than its chief executive office or, with respect to any Refreshment Centers and Equipment, at such locations as are expressly specified or permitted under any Business Lease applicable thereto.

     Section 3.3 PERFECTION OF SECURITY INTEREST.

          (a) To perfect the Lender's security interest in the Pledged Assets with respect to each Loan Pool, the Borrower shall execute one or more UCC financing statements and other UCC financing statement amendments and/or assignments and other notices appropriate under applicable law in form and substance satisfactory to the Lender. To perfect the Lender's security interest in the Equipment Intellectual Property, eRoom shall execute one or more UCC financing statements and other UCC financing statement amendments and/or assignments and other notices appropriate under applicable law in form and substance satisfactory to the Lender. The related eRoom Party will pay all filing or recording costs with respect to such UCC financing statements and all costs of filing or recording this Agreement or any other instrument, agreement or document executed or delivered in connection with the transactions contemplated hereby (including the cost of all federal, state or local, documentary, stamp or other taxes), in each case, in all public offices where filing or recording is deemed by the Lender to be necessary or desirable. The Borrower and eRoom each hereby authorizes the Lender to take all action at the expense of such party (including, without limitation, the filing of any UCC financing statements or amendments thereto without the signature of such party) which the Lender may deem necessary or desirable to perfect or otherwise protect the Liens and security interest created hereunder or under any of the Operative Documents and to obtain the benefits of this Agreement or any of the Operative Documents. Without limiting the generality of the foregoing, the eRoom Parties shall, at their own expense, execute and deliver such instructions, documents and certificates and take and cause to be taken all such actions as the Lender may request (including, without limitation, the execution and filing of all financing and continuation statements under the UCC) to evidence, maintain, protect, perfect and continue the perfection of the Liens and security interest granted to the Lender in any Pledged Assets, the Equipment Intellectual Property and the rights and interests of the Lender hereunder.

          (b) On or prior to the date of this Agreement, eRoom shall deliver the RSi Stock to the Lender along with all necessary stock powers duly executed in blank.

          (c) The Lender shall have the right at any time at Borrower's expense, to the extent provided in Section 11.2, to cause the perfection of the security interest granted to the Lender in the Liquidated Damages Collateral by whatever means the Lender shall deem to be necessary, and the Borrower shall cooperate fully with the Lender in connection therewith.

     Section 3.4 GENERAL COVENANTS.

     The Borrower (and, with respect to the Equipment Intellectual Property, eRoom) shall:

          (a) furnish the Lender from time to time at the Lender's request written statements and schedules further identifying and describing the Pledged Assets and Equipment Intellectual Property in such detail as the Lender may reasonably require;

          (b) advise the Lender promptly, in sufficient detail, of the occurrence of any event which would have a material adverse effect on the value of the Pledged Assets or Equipment Intellectual Property or on the Lender's security interest therein;

          (c) promptly execute and deliver to the Lender such further security agreements or other instruments, documents, certificates and assurances and take such further actions as the Lender may from time to time in its sole discretion deem reasonably necessary to perfect, protect or enforce its security interest in the Pledged Assets or Equipment Intellectual Property or otherwise to effectuate the intent of this Agreement; and

          (d) use commercially reasonable efforts to enforce the provisions of the Business Leases requiring the Lessees to maintain the Refreshment Centers and Equipment leased thereunder.

     Section 3.5 ASSIGNMENT OF INSURANCE PROCEEDS. The eRoom Parties shall, or shall cause all Lessees to, maintain insurance in scope and amount required by the related Business Lease. Each eRoom Party shall pay over to the Custodian as Collected Funds all sums it receives from Lessees which may have become payable under or in respect of any policy of insurance owned by such Lessees.

     Section 3.6 LEGENDS. The Borrower will conspicuously mark, or cause to be conspicuously marked, with the following legend the cover page of each original copy of all Business Leases (including all security agreements, and all promissory notes and instruments, as defined in the UCC, evidencing any monetary obligation owing to the Borrower in connection with such Business Leases):

ALL OF THE RIGHTS OF eROOM HEREUNDER HAVE BEEN ASSIGNED TO AMRESCO LEASING CORPORATION.


                                    ARTICLE 4

                    REPRESENTATIONS, WARRANTIES AND COVENANTS

     Section 4.1 REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE eROOM PARTIES. Each of the eRoom Parties hereby represents and warrants to the Lender as follows:

          (a) ORGANIZATION. Each of the eRoom Parties is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation with full power and authority to own its properties and conduct its business as such properties are presently owned and such business is presently conducted or is proposed to be conducted.

          (b) QUALIFICATION; LICENSES. Each of the eRoom Parties is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or leasing of its properties or the conduct of its business requires such qualifications, except where the failure to be so qualified or to have obtained such licenses or approvals would not have a material adverse effect on the transactions contemplated by this Agreement and the other Operative Documents to which it is a party.

          (c) NO VIOLATION OF LAW OR AGREEMENTS. The execution and delivery of this Agreement by each of the eRoom Parties in the manner contemplated herein and the performance and compliance with the terms hereof by it (i) shall not violate: (A) its articles of incorporation or bylaws, or (B) any laws that could have any material adverse effect whatsoever upon the validity, performance or enforceability of any of the terms of this Agreement or the other Operative Documents applicable to such eRoom Party, and (ii) will not constitute a material default (or an event that, with notice or lapse of time or both, would constitute a material default) under, or result in the breach of, any material contract, agreement or other instrument to which such eRoom Party is a party or that may be applicable to it or any of its assets.

          (d) NO CONSENT. The execution and delivery of this Agreement and the other Operative Documents to which it is a party by each of the eRoom Parties in the manner contemplated herein and the performance and compliance with the terms hereof by it do not require the consent or approval of any governmental authority, or if such consent or approval is required, it has been obtained.

          (e) LEGAL, VALID AND BINDING OBLIGATIONS. Assuming due authorization, execution and delivery by each other party hereto or thereto, this Agreement and the other Operative Documents to which it is a party and all of the obligations of each eRoom Party hereunder are the legal, valid and binding obligations of such eRoom Party and are enforceable in accordance with the terms of this Agreement, except as such enforcement may be limited by applicable debtor relief laws.

          (f) POWER AND AUTHORITY. Each of the eRoom Parties has the full power and authority to enter into and consummate all transactions contemplated by this Agreement and the other Operative Documents to which it is a party, has duly authorized the execution, delivery and performance of this Agreement and the other Operative Documents to which it is a party, and has duly executed and delivered this Agreement and such other documents, and has taken all requisite corporate action to make this Agreement and such other documents valid, binding and enforceable upon such eRoom Party in accordance with its terms.

          (g) NO VIOLATION OF LAW. Each eRoom Party's execution and delivery of this Agreement and the other Operative Documents to which it is a party and its performance and compliance with the terms hereof and thereof will not constitute a violation of, any law, any order or decree of any court, or any order, regulation or demand of any federal, state or local governmental or regulatory authority.

          (h) NO ACTIONS. No action, suit or other proceeding or investigation is pending or, to the best of any eRoom Party's knowledge, threatened before any court or any federal, state or local governmental or regulatory authority (i) asserting the invalidity of this Agreement or the other Operative Documents to which it is a party, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or the other Operative Documents to which it is a party, or (iii) seeking any determination or ruling that would materially and adversely affect the ability of a eRoom Party to perform its obligations under this Agreement or the other Operative Documents to which it is a party.

          (i) NO FILINGS REQUIRED. No consent, approval, authorization or order of, registration or filing with or notice to, any court or any federal, state or local governmental or regulatory authority is required for the execution, delivery and performance by the eRoom Parties of this Agreement (other than those that have been obtained or will be obtained prior to the effective date of this Agreement).

          (j) INTELLECTUAL PROPERTY; NO INFRINGEMENT. No eRoom Party is infringing upon, or otherwise violating the rights of any third party with respect to any Intellectual Property. The use of General Intangibles by the eRoom Parties in connection with their respective businesses and operations or the transactions contemplated under this Agreement and the other Operative Documents does not, and will not, violate or otherwise infringe the rights of any third party. The eRoom Parties own and possess all Intellectual Property and General Intangibles necessary for the conduct of their businesses and operations, including, without limitation, the development, manufacture, sale, leasing, maintenance, installation, servicing and operation of the Equipment and no eRoom Party is aware of any claim to the contrary or challenge by any person to the rights of a eRoom Party with respect to such Intellectual Property and General Intangibles.

          (k) AVERAGE REVENUE. As of the date of this Agreement, the average revenue per day of all installed Refreshment Centers (excluding revenue generated from room safes) in businesses is at least ***/unit.

          (l) PROPERTIES, PRIORITY OF LIENS. As of the Funding Date of each Lease Financing Loan, the Borrower will have good and marketable title to the related Pledged Assets, free and clear of any Lien of any nature whatsoever, except for Permitted Liens and the rights of the Lessees under the related Business Leases. The Liens which will be created and granted to the Lender by this Agreement and any other Operative Document shall constitute valid first priority Liens on the Pledged Assets, subject to no Lien other than Permitted Liens.

          (m) FINANCIAL STATEMENTS. Each of the Financial Statements is correct and complete in all material respects and presents fairly the financial position of the eRoom Parties as of its date, and has been prepared in accordance with generally accepted accounting principles consistently applied. The eRoom Parties do not have any material obligation, liability or commitment, direct or contingent, which is not reflected in the Financial Statements. There has been no material adverse change in the financial position or operations of the eRoom Parties since the date of the latest balance sheet included in the Financial Statements (the "LATEST BALANCE SHEET").

          (n) TAX RETURNS. Each eRoom Party has filed all federal and state income tax returns required to be filed by it and has not failed to pay any taxes, or interest

                    CONFIDENTIAL MATERIAL REDACTED AND FILED
                         SEPARATELY WITH THE COMMISSION
and penalties relating thereto, on or before the due dates thereof except with respect to which such eRoom Party has duly filed extensions. Except to the extent that reserves therefor are reflected in the Financial Statements, (i) there are no material federal, state or local tax liabilities of a eRoom Party due or to become due for any tax year ended on or prior to the date of the Latest Balance Sheet, whether incurred in respect of or measured by the income of such entity, which are not properly reflected in the Latest Balance Sheet, and (ii) there are no material claims pending or, to the knowledge of any eRoom Party proposed or threatened against a eRoom Party for past federal, state or local taxes, except those, if any, as to which proper reserves are reflected in the Financial Statements.

          (o) FULL DISCLOSURE. Neither the Financial Statements nor any certificate, opinion, or any other statement made or furnished in writing to the Lender by or on behalf of the eRoom Parties in connection with this Agreement or the transactions contemplated herein, as of the effective dates thereof or at the time such documents were delivered to the Lender contained, or at the date hereof contains, any untrue statement of a material fact, or as of the effective date thereof or at the time such documents were delivered to the Lender omitted, or at the date hereof omits, to state a material fact required to be stated therein or necessary to make the statements contained therein or herein not misleading.

          (p) ERISA. No eRoom Party has a pension or other employee benefit plans which is subject to the provisions of Title IV of ERISA (any such plans which have been or may hereafter be adopted or assumed by a eRoom Party are hereinafter referred to individually as a "PLAN" and, collectively, as the "PLANS"), the application of which could give rise to direct or contingent liabilities of such eRoom Party to the Pension Benefit Guaranty Corporation ("PBGC"), the Department of Labor or the Internal Revenue Service. No eRoom Party is a participating employer in any Plan under which more than one employer makes contributions as described in Sections 4063 and 4064 of ERISA. No eRoom Party is a participating employer in a multi-employer plan as defined in Section 4001(a) of ERISA, which participation could give rise to withdrawal liability on the part of the eRoom Party under Subtitle E of Title IV of ERISA.

          (q) INVESTMENT COMPANY. The Borrower is not an "investment company" or a company "controlled by" an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

     Section 4.2 REPRESENTATIONS AND WARRANTIES OF THE LENDER. The Lender hereby represents and warrants to the eRoom Parties as follows:

          (a) ORGANIZATION. The Lender is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation with full power and authority to own its properties and conduct its business as such properties are presently owned and such business is presently conducted.

          (b) QUALIFICATIONS. The Lender is duly qualified to do business as a foreign corporation in good standing in all jurisdictions in which the ownership or leasing of its properties or the conduct of its business requires such qualifications, except where the failure to be so qualified would not have a material adverse effect on the transactions contemplated by this Agreement and the other Operative Documents.

          (c) NO VIOLATION OF LAW OR AGREEMENTS. The execution and delivery of this Agreement by the Lender in the manner contemplated herein and the performance and compliance with the terms hereof by it (i) shall not violate:
(A) its articles of incorporation or bylaws, or (B) any laws that could have any material adverse effect whatsoever upon the validity, performance or enforceability of any of the terms of this Agreement and the other Operative Documents applicable to the Lender, and (ii) will not constitute a material default (or an event that, with notice or lapse of time or both, would constitute a material default) under, or result in the breach of, any material contract, agreement or other instrument to which the Lender is a party or that may be applicable to it or any of its assets.

          (d) NO CONSENT. The execution and delivery of this Agreement and the other Operative Documents by the Lender in the manner contemplated herein and the performance and compliance with the terms hereof by it do not require the consent or approval of any governmental authority, or if such consent or approval is required, it has been obtained.

          (e) LEGAL, VALID AND BINDING OBLIGATIONS. Assuming due authorization, execution and delivery by each other party hereto, this Agreement and the other Operative Documents and all of the obligations of the Lender hereunder are the legal, valid and binding obligations of the Lender, enforceable in accordance with the terms of this Agreement, except as such enforcement may be limited by applicable debtor relief laws.

          (f) POWER AND AUTHORITY. The Lender has the full power and authority to enter into and consummate all transactions contemplated by this Agreement and the other Operative Documents, has duly authorized the execution, delivery and performance of this Agreement and the other Operative Documents, and has duly executed and delivered this Agreement and the other Operative Documents, and has taken all requisite corporate action to make this Agreement and the other Operative Documents valid, binding and enforceable upon the Lender in accordance with its terms.

          (g) NO VIOLATION OF LAW. The Lender's execution and delivery of this Agreement and the other Operative Documents and all other related documents, its performance and compliance with the terms hereof and thereof will not constitute a violation of, any law, any order or decree of any court, or any order, regulation or demand of any federal, state or local governmental or regulatory authority.

          (h) NO ACTIONS. No action, suit or other proceeding or investigation is pending or, to the best of the Lender's knowledge, threatened before any court or any federal, state or local governmental or regulatory authority (i) asserting the invalidity of this Agreement and the other Operative Documents to which it is a party, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement and the other Operative Documents or
(iii) seeking any determination or ruling that would materially and adversely affect the ability of the Lender to perform its obligations under the Agreement or the other Operative Documents to which it is a party.

          (i) NO FILINGS REQUIRED. No consent, approval, authorization or order of, registration or filing with or notice to, any court or any federal, state or local governmental or regulatory authority is required for the execution, delivery and performance by the Lender of this Agreement (other than those that have been obtained or will be obtained prior to the effective date of this Agreement and other than any such actions, approvals, etc., under any state securities laws or "Blue Sky" statutes, as to which the Lender makes no such representation or warranty).


                                    ARTICLE 5

              CONDITIONS PRECEDENT TO EFFECTIVENESS, EACH LOAN POOL
                          AND THE LEASE FINANCING LOANS

     Section 5.1 EFFECTIVENESS. This Agreement shall become effective upon the satisfaction (or waiver by the Lender in its sole discretion) of the following conditions precedent:

          (a)  The Borrower shall have:

               (i)  duly executed and delivered to the Lender this Agreement;

               (ii) delivered to the Lender the fully executed Stock Pledge Agreement and the Pledge and Security Agreement relating to the Initial Loan Pool;

               (iii) delivered to the Lender the fully executed License Agreement, and Purchase Agreement;

               (iv) duly executed and delivered to the Lender appropriate UCC financing statements to enable the Lender to perfect and preserve the priority of its security interest in the Liquidated Damages Collateral and the Pledged Assets relating to the Initial Loan Pool;

               (v) otherwise fully complied with all of the terms and conditions of the Operative Documents;

               (vi) delivered to the Lender:

                    (A) a copy of the articles of incorporation of the Borrower, certified by the Secretary of State of Nevada;

                    (B) a copy of the bylaws of the Borrower, certified by the Secretary of the Borrower;

                    (C) a copy of all corporate action taken by the Borrower to authorize the Borrower's execution and delivery of each of the Operative Documents and the consummation of the transactions contemplated thereby, certified by the Secretary of the Borrower;

                    (D) a good standing certificate relating to the Borrower dated as of a date not more than ten (10) days prior to the date of this Agreement from the Secretary of State of Nevada;

                    (E) an incumbency certificate with respect to the officers of the Borrower, certified by the Secretary of the Borrower;

                    (F) the legal opinion of Gregory L. Hrncir, in-house counsel to the Borrower, in the form set out as Exhibit N hereto and satisfactory to the Lender; and

                    (G) copies of the Financial Statements, all of which shall be certified as true and correct by an officer of the Borrower.

          (b)  RSi shall have delivered to the Lender:

               (i) a copy of the articles of incorporation of RSi, certified by the Secretary of State of Nevada;

               (ii) a copy of the bylaws of RSi, certified by the Secretary of RSi;

               (iii) a copy of all corporate action taken by RSi to authorize RSi's execution and delivery of each of the Operative Documents to which it is a party and the consummation of the transactions contemplated thereby, certified by the Secretary of RSi;

               (iv) a good standing certificate relating to RSi dated as of a date not more than ten (10) days prior to the date of the making of the initial Lease Financing Loan from the Secretary of State of Nevada;

               (v) an incumbency certificate with respect to the officers of RSi, certified by the Secretary of RSi; and

               (vi) the legal opinion of Gregory L. Hrncir, in-house counsel to RSi, in the form set out as Exhibit N hereto and satisfactory to the Lender.

          (c)  eRoom shall have delivered to the Lender:

               (i) a copy of the articles of incorporation of eRoom, certified by the Secretary of State of Nevada;

               (ii) a copy of the bylaws of eRoom, certified by the Secretary of eRoom;

               (iii) a copy of all corporate action taken by eRoom to authorize eRoom's execution and delivery of each of the Operative Documents to which it is a party and the consummation of the transactions contemplated thereby, certified by the Secretary of eRoom;

               (iv) a good standing certificate relating to eRoom dated as of a date not more than ten (10) days prior to the date of the making of the initial Lease Financing Loan from the Secretary of State of Nevada;

               (v) an incumbency certificate with respect to the officers of eRoom, certified by the Secretary of eRoom;

               (vi) the legal opinion of Gregory L. Hrncir, in-house counsel to eRoom, in the form set out as Exhibit N hereto and satisfactory to the Lender; and

               (vii) the RSi Stock with executed stock powers in blank.

          (d) (i) The Borrower shall have complied and shall then be in compliance with all the terms, covenants and conditions of this Agreement;

               (ii) There shall exist no Default or Event of Default or Event of Acceleration hereunder;

               (iii) The representations and warranties contained in Section 4 hereof shall be true and correct in all material respects; and

               (iv) The Lender shall have received such other documents, certificates and information as it may reasonably request.

     Section 5.2 THE INITIAL LEASE FINANCING LOAN. The obligation of the Lender to make the initial Lease Financing Loan hereunder, shall be subject to the following conditions precedent:

          (a) The Lender shall have received evidence satisfactory to it that the eRoom Parties have fully complied with all of the terms and conditions of this Agreement (including the terms and conditions of Section 9.6 hereof) and the other Operative Documents;

          (b) The Lender shall have received duly executed appropriate UCC financing statements for filing in each jurisdiction in which Pledged Assets would be deemed located or otherwise necessary or advisable to enable the Lender to create and/or perfect and preserve a first priority security interest in all of the Pledged Assets;

          (c) The Lender shall have received a fully executed copy of the Custodial Agreement relating to the Initial Loan Pool and the Custodian shall have established the Custodial Account, the Loss Reserve Account, the Loan Payment Account and the Property Tax Reserve Account with respect to the Initial Loan Pool in its name for the benefit of the Borrower and the Lender, as their interest may appear; and

          (d) The Lender shall have received a fully executed copy of the Servicing Agreement relating to the Initial Loan Pool; and

     Section 5.3 THE LEASE FINANCING LOANS. The obligation of the Lender to make any Lease Financing Loan hereunder, including the initial Lease Financing Loan, shall be subject to the following conditions:

          (a) The Lender shall have received a Borrowing Notice relating to such Lease Financing Loan

          (b) (i) The Borrower shall have complied and shall then be in compliance with all the terms, covenants and conditions of this Agreement and the Operative Documents;

               (ii) There shall exist no Default or Event of Default or Event of Acceleration hereunder;

               (iii) The representations and warranties contained in Section 4.1 hereof shall be true and with the same effect as though such representations and warranties had been made at the time of the making of such Lease Financing Loan;

               (iv) The Lender shall have received a certificate with respect to the compliance by the Borrower with the conditions specified in clauses (b)(i),
(ii) and (iii) above (a "Compliance Certificate") dated the date of the making of such Lease Financing Loan, executed on behalf of the Borrower by one of its officers;

               (v) The Lender shall have received such other documents, certificates and information as it may request;

               (vi) The Lender shall have received copies of the most recent Financial Statements then required to be delivered hereunder;

               (v) The Guidelines and all terms and conditions of this Agreement shall have been satisfied to the satisfaction of the Lender; and

          (c) All legal matters incident to such Lease Financing Loan shall be reasonably satisfactory to counsel for the Lender.

     Section 5.4 SUBSEQUENT LOAN POOLS. The obligation of the Lender to create any Loan Pool other than the Initial Loan Pool and to perform any other obligation hereunder, shall be subject to the following conditions precedent:

          (a) The Borrower shall have delivered to the Lender the fully executed Stock Pledge Agreement, Pledge and Security Agreement, Servicing Agreement and Custodial Agreement relating to such Loan Pool;

          (b) The Borrower shall have duly executed and delivered to the Lender the appropriate UCC financing statements to enable the Lender to perfect and preserve the priority of its security interests in the Pledged Assets relating to such Loan Pool; and

          (c) The Borrower shall have complied and shall then be in compliance with all the terms, covenants and conditions of this Agreement and the Operative Documents.


                                    ARTICLE 6

                         DELIVERY OF FINANCIAL REPORTS,
                         DOCUMENTS AND OTHER INFORMATION

So long as the Borrower is indebted to the Lender and until payment in full of each of the Notes and full and complete performance of all of its other obligations arising hereunder, the eRoom Parties shall deliver to the Lender:

     Section 6.1 ANNUAL FINANCIAL STATEMENTS. Annually, as soon as available, but in any event within ninety (90) days after the last day of each of its fiscal years, a balance sheet of the eRoom Parties as at such last day of the fiscal year, and statements of income and retained earnings and changes in financial position, for such fiscal year, each prepared in accordance with generally accepted accounting principles consistently applied, in reasonable detail, such financial statements of the eRoom Parties to be certified without qualification by a firm of independent certified public accountants which, if none of the eRoom Parties is then a public company traded on a nationally recognized stock exchange, must be reasonably satisfactory to the Lender, as fairly presenting the financial position and the results of operations of the eRoom Parties as at and for the year ending on its date and as having been prepared in accordance with generally accepted accounting principles.

     Section 6.2 QUARTERLY FINANCIAL STATEMENTS. As soon as available, but in any event within sixty (60) days after the end of each calendar quarter (other than the fourth calendar quarter of each fiscal year) of the eRoom Parties a balance sheet as of the last day of each such quarter and statements of income and retained earnings for such quarter, all in reasonable detail, each such statement to be certified, on behalf of the eRoom Parties by an officer of eRoom, as fairly presenting the financial position and the results of operations of the eRoom Parties at its date and for such quarter and as having been prepared in accordance with generally accepted accounting principles consistently applied (subject to year-end audit adjustments).

          (a) Simultaneously with the delivery of each set of quarterly and annual financial statements returned to Section 6.1 and Section 6.2 (a), a certificate of the treasurer or chief financial officer of eRoom (i) certifying that none of the eRoom Parties has violated the provisions of Section 9.4
(i)-(iii) and (ii) that no Event of Default or Event of Acceleration then exists or if such event does exist setting forth the details thereof and the action the eRoom Parties are taking or are proposing to take with respect thereto.

          (b) The Lender agrees to execute a Confidentiality Agreement substantially in the form of Exhibit T hereto with respect to the information provided by the eRoom Parties in Section 6.1 and 6.2.

     Section 6.3 OTHER INFORMATION. Promptly after a written request thereof such other financial data or information evidencing compliance with the requirements of this Agreement as the Lender may reasonably request from time to time.

     Section 6.4 NO DEFAULT CERTIFICATE. At the same time as it delivers the financial statements required under the provisions of Sections 6.1 and 6.2, a certificate on behalf of each of the eRoom Parties by one of its officers to the effect that, to the best of such officer's knowledge after due inquiry, there has not occurred (i) any Default, Event of Default or Event of Acceleration hereunder or (ii) any event which would constitute or cause a material adverse change in the condition, financial or otherwise, of the operations of any of the eRoom Parties or, if such cannot be so certified, specifying in reasonable detail the exceptions, if any, to such statement.

     Section 6.5 OTHER DOCUMENTS. Such other documents, reports, notices, financial statements or other financial information as shall be reasonably requested by the Lender.

     Section 6.6 NOTICES OF DEFAULTS. Promptly, notice of the occurrence of any Default, Event of Default or Event of Acceleration hereunder, or any event which would constitute or cause a material adverse change in the condition, financial or otherwise, of the operations of the Borrower.


                                    ARTICLE 7

                              AFFIRMATIVE COVENANTS

So long as the Borrower is indebted to the Lender, and until payment in full of each of the Notes and full and complete performance of all of its other obligations arising hereunder the eRoom Parties shall:

     Section 7.1 BOOKS AND RECORDS. Keep proper books of record and account in accordance with generally accepted accounting principles, consistently applied in which full, true and correct entries shall be made of all dealings or transactions in relation to its business and activities. All executed originals of the Business Leases shall be marked with a legend on the cover page disclosing the security interest in favor of the Lender in a form and format approved by the Lender.

     Section 7.2 INSPECTIONS AND AUDITS. Permit the Lender to make or cause to be made, inspections and audits of any books, records and papers of the eRoom Parties (including the Business Leases and financial and other information pertaining to the Equipment) and to make extracts therefrom and copies thereof at all such reasonable times as the Lender may reasonably require; provided that unless an Event of Default or Event of Acceleration has occurred and is continuing, the Lender agrees to limit such inspections to no more than one per calendar quarter. Such originals shall be retained by the eRoom Parties and not delivered to any third party. All costs associated with such inspections and audits shall be at the expense of the Lender unless such inspection or audit reveals a material misstatement, in which case the cost and expense of such inspections or audit shall be borne by the eRoom Parties.

     Section 7.3 PERFORM OBLIGATIONS. Pay and discharge all of its obligations and liabilities, including, without limitation, all taxes, assessments and governmental charges upon its income and properties, when due, unless and to the extent only that such obligations, liabilities, taxes, assessment and governmental charges shall be contested in good faith and by appropriate proceedings and that, to the extent required by generally accepted accounting principles then in effect, proper and adequate book reserves relating thereto are established by the eRoom Parties.

     Section 7.4 NOTICE OF LITIGATION. Immediately notify the Lender in writing of any litigation, legal proceeding or dispute involving amounts in excess of One Hundred Thousand Dollars ($100,000) instituted against any of the eRoom Parties and regardless of the subject matter thereof (excluding, however, any actions relating to workmen's compensation claims or negligence claims relating to use of motor vehicles, if fully covered by insurance, subject to deductibles). The parties agree that such notice has been provided with respect to the Willow Creek matter.

     Section 7.5 INSURANCE. (i) Maintain at its own expense or cause Lessees to maintain all-risk insurance on each item of Equipment and other assets material to the conduct of the business of the eRoom Parties in an amount at least equal to the book or fair market value thereof, whichever is greater, and liability insurance with respect to each item of Equipment in amounts customarily maintained by similar businesses, (ii) maintain at its own expense property insurance, all-risk liability insurance, business interruption insurance and all other insurance material to the conduct of the business of the eRoom Parties as set forth in each Pledge and Security Agreement, and (iii) deliver to the Lender, upon the Lender's request, evidence (which shall be in form and substance satisfactory to the Lender) of the maintenance thereof. The eRoom Parties shall maintain the insurance policies required hereunder in the name of the Lender, its successors and assigns, as loss payee and as named insured.

     Section 7.6 PRIORITY OF LIEN ON EQUIPMENT AND LEASES; FURTHER SECURITY. Whenever any Borrowing Notice with respect to a Lease Financing Loan is delivered, cause the Lender to have a valid first-priority, perfected Lien on and security interest in the Pledged Assets including (i) all Refreshment Centers and Equipment relating to the Business Lease to be financed with the proceeds of such Lease Financing Loan, (ii) all Business Leases, and (iii) all instruments and chattel paper evidencing any Business Leases. Each Business Lease and the Refreshment Centers and Equipment related thereto shall be free and clear of any Lien, charge or encumbrance other than Permitted Liens. The eRoom Parties shall assist the Lender in evidencing and/or perfecting such security interest by completing and assisting in filing or recording UCC financing statements and such other instruments, certificates or agreements requested by the Lender.

     Section 7.7 MAINTENANCE OF SEPARATE EXISTENCE. Maintain (i) records and books of account separate from those of any Affiliate and (ii) adequate capitalization for the conduct of each of their respective business.

     Section 7.8 TAXES. Pay all taxes, assessments and other governmental impositions related to their properties, businesses and operations other than property taxes on the Equipment.

     Section 7.9 BUSINESS LEASE PRODUCTION REQUIREMENT. Originate Business Leases which result in Cumulative Lease Financing Loans as set forth in the following table:

      PERIOD                                            CUMULATIVE LEASE
                                                        FINANCING LOANS

       ***                                                     ***


If Cumulative Lease Financing Loans are equal to or greater than ***, the production requirement will be satisfied in full. If the Cumulative Lease Financing Loans are less than ***, the production requirement shall not be satisfied until such time as the Cumulative Lease Financing Loans equal or exceed ***.

     Section 7.10 DIRECTION TO LESSEES. Upon the funding of a Lease Financing Loan or Advance Funded Lease Financing Loan, the Borrower shall instruct the Lessee, in writing, to make all payments under the related Business Lease to the related Custodial Account.

     Section 7.11 SAFE UNIT REFRESHMENT CENTERS.

          (a) Ensure that the daily minimum charge to hotel or time-share guests for the room safe component of each Safe Unit Refreshment Center offered pursuant to a Percentage Plan is equal to or greater than *** per day (the "MINIMUM DAILY SAFE UNIT CHARGE").

          (b) Contractually agree with the Customer in the related Business Lease that the monthly payment from the Customer to the Borrower for each Safe Unit Refreshment Center offered pursuant to a Percentage Plan shall be equal to or greater than the sum of: (i) 25% of the monthly gross revenues generated from each such Safe Unit Refreshment Center and (ii) the product of (A) ***, (B) ***,
(C) ***, and (D) ***. The Borrower shall promptly enforce against each Customer the contractual agreement referenced in the preceding sentence of this Section 7.11(b).

     Section 7.12 CASUALTY EVENTS. Upon the occurrence of a Casualty Event, the Borrower shall either (i) pay the accelerated portion (on a pro rata basis) of the Accelerated Loan Amount of any Lease Financing Loan relating to a Business Lease for which all or a portion of the related Equipment has been lost, stolen, damaged beyond repair or destroyed or (ii) within 90 days after such Casualty Event, replace such portion of the related Equipment that has been lost, stolen, damaged beyond repair or destroyed with similar Equipment that is in good working condition.

                    CONFIDENTIAL MATERIAL REDACTED AND FILED
                         SEPARATELY WITH THE COMMISSION

     Section 7.13 SERVICING, BILLING AND MAINTENANCE MANUAL. Within 90 days of the date of this Agreement, prepare a detailed Equipment servicing, billing and maintenance manual in a form acceptable to the Lender.

     Section 7.14 INSTALLATION AND MAINTENANCE OF EQUIPMENT. Install or cause the Lessee to install the Equipment in accordance with the Customer Installation Manual attached as an exhibit to the Servicing Agreement and maintain or cause the Lessee to maintain the Equipment in accordance with the Customer Maintenance Manual attached as an exhibit to the Servicing Agreement.

     Section 7.15 MISAPPLIED PAYMENTS. Immediately upon receipt thereof, at any time after the Funding Date with respect to any Lease Financing Loan, forward any payments received by it with respect to the Business Lease related to such Lease Financing Loan to the Custodian for deposit in the related Custodial Account.

     Section 7.16 LEGAL OPINION. Deliver to the Lender within 45 days of the date of this Agreement, a legal opinion of outside counsel to the eRoom Parties (which counsel must be acceptable to the Lender) in the form set out as Exhibit N hereto and which must be acceptable to the Lender in its sole discretion.


                                    ARTICLE 8

                               NEGATIVE COVENANTS

So long as the Borrower is indebted to the Lender and until payment in full of each of the Notes and full and complete performance of all of its other obligations arising hereunder:

     Section 8.1 LIENS. None of the eRoom Parties shall create, or assume or permit to exist any Lien on any of the Equipment or any other equipment purchased and provided as collateral or the Business Leases or any of the Pledged Assets except (i) Liens in favor of the Lender and (ii) Permitted Liens.

     Section 8.2 CHANGES IN BUSINESS. None of the eRoom Parties shall make any material change in its business, or in the nature of its operations, or liquidate or dissolve itself (or suffer any liquidation or dissolution).

     Section 8.3 CHANGE OF OFFICE ADDRESS. The Borrower shall not change the address of its principal office or place of business or open any other office or place of business in any jurisdiction unless the Borrower shall have provided to the Lender written notice thereof within ten (10) days of such action.

     Section 8.4 AMENDMENT OF THE CHARTER DOCUMENTS. The Borrower shall not amend the articles of incorporation or by-laws of the Borrower, or agree to do the same, if the effect of any such amendment is to materially adversely affect the Borrower's ability to perform its obligations hereunder.

     Section 8.5 SALE, TRANSFER OR TERMINATION OF PLEDGED ASSETS. The eRoom Parties shall not sell or transfer any of the Pledged Assets without the prior written consent of the Lender. The eRoom Parties shall not terminate any Business Lease or relocate any Equipment without the prior written consent of the Lender.

                                    ARTICLE 9

                       ADDITIONAL COVENANTS OF THE PARTIES

     Section 9.1 EXCLUSIVITY.

          (a) During the Term of this Agreement, the eRoom Parties hereby covenant and agree, with respect to each Business Lease to a hotel or time-share property located in the United States that: (i) the eRoom Parties shall request financing in the form of Lease Financing Loans from the Lender, (ii) the Lender shall have the exclusive right to provide such financing and (iii) in connection with such financing, the eRoom Parties shall use their best efforts to provide Lender with the information required in items k, l, m and n of Section 1 of the Business Specific Underwriting Requirements of the Guidelines, (iv) upon the specific written request of Lender, the eRoom Parties shall use their best efforts to provide the Lender with all of the information required in the Business Specific Underwriting Requirements of the Guidelines and (v) shall use their best efforts to facilitate communication and information exchange between Lender and Lessees.

          (b) During the Term of this Agreement, if the Guidelines and all terms and conditions of this Agreement are not satisfied, the Lender shall continue to have the exclusive right (but not the obligation) to provide Lease Financing Loans to the Borrower pursuant to the terms of this Agreement, however, in the event that the Lender declines to exercise its exclusive right to engage in business lease financing for any Business Lease pursuant to the terms of this Section 9.1(b), the eRoom Parties may sell or finance such Business Lease to, or with, a third party.

     Section 9.2 RIGHT OF FIRST REFUSAL. During the Term of this Agreement, the eRoom Parties hereby acknowledge and agree that the Lender shall have an exclusive right of first refusal (the "RIGHT OF FIRST REFUSAL") to provide financing for all Refreshment Centers, Equipment or any other goods, equipment or personal property provided by any of the eRoom Parties or their Affiliates to all customers in all industries (other than the hotel and time-share industries in which the Lender has the exclusive right set out in Section 9.1) pursuant to a lease (or revenue sharing agreement) that provides for the sharing of revenue or any other kind of payment or arrangement between any of the eRoom Parties (or their Affiliates) and such customer. In the event that the Lender does not exercise the Right of First Refusal with respect to a new industry within 90 days from the date the Lender receives notice from eRoom requesting the Lender to consider such industry, this covenant shall be null and void with respect to such industry. If the Lender agrees to exercise the Right of First Refusal for an industry, the eRoom Parties and the Lender shall document such program in a mutually agreed upon time period and upon mutually acceptable terms.

     Section 9.3 MARKETING; TRADITIONAL EQUIPMENT FINANCING.

          (a) (i) During the Term of this Agreement, the eRoom Parties covenant and agree to use their best efforts to market Refreshment Centers to Customers in the hotel and time-share industries through Business Leases satisfying the requirements set forth herein and which offer Customers lease terms of 84 months and the pricing terms set out in Exhibit O (unless the Lender agrees in its sole discretion to lease or pricing terms that either from those set out in Exhibit
O). Notwithstanding the foregoing, the eRoom Parties shall be allowed to sell Refreshment Centers to Customers that do not finance such purchase or which finance such purchase through Traditional Equipment Financing.

               (ii) During the Term of this Agreement, the eRoom Parties shall not offer Business Leases to Customers unless such Business Leases are for a lease term of 84 months and are on the pricing terms set out in Exhibit O.

               (iii) During the Term of this Agreement, except as expressly permitted by this Agreement, the eRoom Parties shall not allow or permit any third party to offer or provide leases (or revenue sharing arrangements) that provide for the leasing and use of Equipment and/or Refreshment Centers to hotels or time-shares located within the United States that provide for a sharing of revenue, or any other kind of payment or arrangement.

          (b) eRoom shall provide the Lender with written notice that a proposed Customer intends to utilize or is considering utilizing Traditional Equipment Financing within five (5) Business Days from the date eRoom first becomes aware of such Customer's intentions.

          (c) The Lender shall credit *** of the amount financed by the Lender through Traditional Equipment Financing (calculated based on the cost of the Equipment financed) against the cumulative volume amounts set forth in the definition of "Interest Rate" and for purposes of Section 7.9.

          (d) For each Traditional Equipment Financing Transaction entered into between the Lender and a Customer and funded by the Lender, the Lender shall pay eRoom a cash referral fee of 0.50% of the principal amount financed by the Lender.

     Section 9.4 MERGER; CONSOLIDATION. Without the written consent of the Lender, the eRoom Parties will not, nor will any of them permit any of their subsidiaries or Affiliates to: (i) enter into any transaction of merger or consolidation or amalgamation, unless the person or entity resulting from such merger or consolidation (if not the relevant eRoom Party) shall expressly assume, by supplemental agreement satisfactory in form to the Lender and executed and delivered to the Lender, the due and punctual performance and observance of each and every covenant and condition of this Agreement and the other Operative Documents to be performed and observed by the eRoom Parties,
(ii) liquidate, wind-up or dissolve itself (or suffer any liquidation or dissolution), or (iii) convey, sell, lease, transfer or otherwise dispose of, in one transaction or a series of transactions, all or a substantial part of its assets, whether now owned or hereafter acquired (including without limitation) receivables, but excluding any inventory or other assets sold or disposed of in the ordinary course of business). The eRoom Parties shall not be in breach of the covenant reflected in item (iii) unless the Lender provides the eRoom Parties with notice of the violation of such covenant within ninety (90) days from

                    CONFIDENTIAL MATERIAL REDACTED AND FILED
                         SEPARATELY WITH THE COMMISSION
the date that the Lender receives Financial Statements from the eRoom Parties pursuant to Section 6.1 and 6.2 that make such violation reasonably and clearly apparent.

     Section 9.5 LENDER COVENANT TO FINANCE; BORROWER'S EXCLUSIVE REMEDY. The Lender hereby covenants and agrees that upon presentation by the Borrower of a Transaction Submission Package that meets the requirements of this Agreement and the Guidelines, the Lender shall provide Lease Financing Loans pursuant to the terms hereof. In the event that the Lender fails to provide Lease Financing Loans pursuant to the terms hereof after receipt of a Transaction Submission Package that meets the requirements of this Agreement and the Guidelines, the Lender shall have 90 days to cure such failure. If, at the end of such 90 day period, the Lender has not cured such failure the Borrower's sole remedy shall be the right to terminate the Lender's exclusive rights under Section 9.1 hereof.

     Section 9.6 TERMINATION OF EXISTING LIENS. Immediately upon completion of the initial public offering of shares in any of the eRoom Parties or upon the sale of ten percent (10%) or more of the capital stock of any of the eRoom Parties in a single transaction or a series of transactions, the eRoom Parties shall (i) pay in full all debt related to all existing Liens on any of the property of any of the eRoom Parties, (ii) terminate all such Liens, and (iii) evidence such termination by providing to the Lender copies of Uniform Commercial Code termination statements relating to all such Liens.

     Section 9.7 CREATION OF NEW LOAN POOLS. The eRoom Parties hereby covenant and agree that they will cooperate with the Lender in the creation of new Loan Pools, including executing all documents necessary to create such Loan Pool and to secure the collateral comprising such Loan Pool

     Section 9.8 DIRECTION TO LESSEES. The eRoom Parties hereby covenant and agree that until the termination of all of their obligations under this Agreement, they shall instruct each Lessee to make all payments on its Business Lease (after the Funding Date with respect to the related Lease Financing Loan) directly to the Custodian and not to any eRoom Party or any other entity.

     Section 9.9 PRINCIPAL PLACE OF BUSINESS.

          (a) The Borrower hereby covenants and agrees that it shall maintain its principal place of business in the State of Idaho until such time as the Lender becomes licensed in Nevada under the Nevada Installment Loan and Finance Act (the "Nevada Installment Loan Act").

          (b) The Lender hereby covenants and agrees that it shall use good faith and its reasonable efforts to obtain all necessary licenses under the Nevada Installment Loan Act.


                                   ARTICLE 10

                    EVENTS OF DEFAULT; EVENTS OF ACCELERATION

     Section 10.1 EVENTS OF DEFAULT. If any one or more of the following events (each, an "EVENT OF DEFAULT") shall occur and be continuing, the Lender (i) shall be relieved of all its obligations hereunder (including the obligation to fund any future Lease Financing Loans), but shall not be relieved of its rights hereunder and (ii) shall have the rights and remedies set out in Section 10.2, upon written notice to that effect given to the Borrower by the Lender (except that in the case of the occurrence of any Event of Default described in paragraphs (c) - (e) of this Section 10.1 no such notice shall be required), without presentment or demand for payment, notice of nonpayment, protest or further notice or demand of any kind, all of which are expressly waived by the Borrower, and the Lender may exercise any of the remedies specified in Section
10.2 or elsewhere in this Agreement:

          (a) Any of the eRoom Parties shall fail to perform or observe any of the covenants contained in Section 7.1, 7.2, 7.3, 7.4, 7.7, 7.8, 7.10, 7.15,
8.2, 8.3, 8.4, 8.5 or Article 9 (other than Section 9.9(b)) hereof and such failure shall continue for thirty (30) days (five (5) days with respect to Section 7.15) after the earlier of such eRoom Party's receipt of notice thereof or the occurrence of such event;

          (b) Any representation or warranty made by any of the eRoom Parties in writing to the Lender in any of the Operative Documents or in connection with the making of any Lease Financing Loan, or any certificate, statement or report made or delivered in compliance with this Agreement, shall have been false or misleading in any material respect when made or delivered; or

          (c) Any of the eRoom Parties shall make an assignment for the benefit of creditors, file a petition in bankruptcy, be adjudicated insolvent, petition or apply to any tribunal for the appointment of a receiver, custodian, or any trustee for it or a substantial part of its assets, or shall commence any proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect; or there shall have been filed any such petition or application, or any such proceeding shall have been commenced against it, which remains undismissed for a period of seventy-five (75) days or more; or any order for relief shall be entered in any such proceeding; or any of the eRoom Parties by any act or omission shall indicate its consent to, approval of or `acquiescence in any such petition, application or proceeding or the appointment of a custodian, receiver or any trustee for it or any substantial part of any of its properties, or shall suffer any custodianship, receivership or trusteeship to continue undischarged for a period of seventy-five (75) days or more; or

          (d) Any of the eRoom Parties shall generally not pay their debts as such debts become due or shall admit in writing their inability to pay their debts as such debts become due; or

          (e) Any of the eRoom Parties shall have concealed, removed, or permitted to be concealed or removed, any part of its property, with intent to hinder, delay or defraud its creditors or any of them or made or suffered a transfer of any of its property which may be fraudulent under any bankruptcy, fraudulent conveyance or similar, law; or shall have made any fraudulent transfer of its property to or for the benefit of a creditor at a time when other creditors similarly situated have not been paid; or shall have suffered or permitted, while insolvent, any creditor to obtain a Lien upon any of its property through legal proceedings or distraint which is not vacated within thirty (30) days from the date thereof; or

          (f) Any judgment against any of the eRoom Parties or any attachment, levy of execution against any of its assets or properties for any amount in excess of One Hundred Thousand Dollars ($100,000) (not covered by insurance) shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of ninety (90) days or more; or

          (g) This Agreement, the Master Custodial Agreement, the License' Agreement or the Purchase Agreement shall for any reason cease to be valid and binding on any of the eRoom Parties, or any of the eRoom Parties shall so state in writing.

     Section 10.2 RIGHTS AND REMEDIES ON EVENT OF DEFAULT.

          (a) If an Event of Default shall have occurred and be continuing, the Lender shall have the right (but not the obligation), itself or through any of its agents (including the Borrower), with or without notice to the Borrower (as provided below), as to any or all of the Pledged Assets, by any available judicial procedure, or without judicial process (PROVIDED, HOWEVER, that it is in compliance with the UCC), to take possession of the Pledged Assets and without liability to the eRoom Parties for trespass to enter any premises where the Pledged Assets may be located for the purpose of taking possession of or removing the Pledged Assets, and, generally, to exercise any and all rights afforded to a secured party under the UCC or other applicable law. Without limiting the generality of the foregoing, the Borrower agrees that the Lender shall have the right to sell, lease, or otherwise dispose of all or any part of the Pledged Assets, whether in its then condition or after further preparation or processing, either at public or private sale or any broker's board, in lots or in bulk, for cash or for credit, with or without warranties or representations, and upon such terms and conditions, all as the Lender in its sole discretion may deem advisable, and it shall have the right to purchase such Pledged Assets at any such sale; and, if any Pledged Assets shall require rebuilding, repairing, maintenance, preparation, the Lender shall have the right, at its option, to do such rebuilding or repairing for the purpose of putting the Pledged Assets in such salable or disposable form as it shall deem appropriate. At the Lender's request, the Borrower shall assemble the Pledged Assets and make them available to the Lender at places which the Lender shall select, whether at Borrower's premises or elsewhere, and make available to the Lender, without rent, all of Borrower's premises and facilities for the purpose of the Lender's taking possession of, removing or putting the Pledged Assets in saleable or disposable form. The proceeds of any such sale, lease or other disposition of the Pledged Assets shall be applied, first to the expenses of retaking, holding, storing, processing and preparing for sale, selling, lease, leasing and the like, and to the reasonable attorneys' fees and legal expenses incurred by the Lender and to the payment of any other amounts required by applicable law. To the extent permitted by applicable law, the Borrower waives all claims, damages and demands against the Lender arising out of the repossession, removal, retention or sale or lease of the Pledged Assets.

          (b) The Borrower authorizes the Lender and does hereby make, constitute and appoint the Lender, and any officer, employee or agent of the Lender, with full power of substitution, as Borrower's true and lawful attorney-in-fact, effective as of the date hereof, with power, in its own name or in the name of the Borrower, during the continuance of an Event of Default, to endorse any notes, checks, drafts , money orders, or other instruments of payment (including payments payable under or in respect of any policy of insurance) in respect of the Pledged Assets that may come into possession of the Lender, to sign and endorse any invoice, freight or express bill, bill of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with accounts, and other documents relating to Pledged Assets to pay or discharge taxes, Liens, security interests or other encumbrances at any time levied or placed on or threatened against the Pledged Assets; to demand, collect, issue receipt for, compromise, settle and sue for monies due in respect of the Pledged Assets: to notify Lessees and other persons obligated with respect to the Pledged Assets to make payments directly to the Lender; and, generally, to do, at the Lender's option and at Borrower's expense, at any time, or from time to time, all acts and things which the Lender deems necessary to protect, preserve and realize upon the Pledged Assets and the Lender's security interest therein to effect the intent of this Agreement all as fully and effectually as the Borrower night or could do; and the Borrower hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney shall be irrevocable as long as any of the obligations of the eRoom Parties under the Operative Documents shall be outstanding.

     Section 10.3 EVENTS OF ACCELERATION. If any one or more of the following events (each, an "EVENT OF ACCELERATION") shall occur and be continuing with respect to a Loan Pool, the Lender shall be relieved of its obligation to fund any future Lease Financing Loans (but shall not be relieved of any of its rights hereunder) and the Loan Pool Accelerated Amount related to each such Loan Pool shall immediately become due and payable upon written notice to that effect given to the Borrower by the Lender (except that in the case of the occurrence of any Event of Acceleration described in paragraphs (c) - (e) of this Section
10.3 no such notice shall be required), without presentment or demand for payment, notice of nonpayment, protest or further notice or demand of any kind, all of which are expressly waived by the Borrower, and the Lender may exercise any of the remedies specified in this Agreement:

          (a) The Collected Funds and the amounts to be withdrawn from the Loss Reserve Account and the Residual Profits Collection Account for each Loan Pool pursuant to Section 2.8(d) of this Agreement on any Disbursement Date for such Loan Pool shall be insufficient to pay the amounts specified in Section 2.8(c)(i) - (iii).

          (b) Failure to perform or observe any of the covenants contained in Sections 7.5, 7.6, 7.11, 7.12, 7.13, 7.14, 7.16, 8.1 or 8.5 hereof and such failure shall continue for thirty (30) days after the earlier of the Borrower's having notice thereof or the occurrence of such event;

          (c) Any of the eRoom Parties shall make an assignment for the benefit of creditors, file a petition in bankruptcy, be adjudicated insolvent, petition or apply to any tribunal for the appointment of a receiver, custodian, or any trustee for it or a substantial part of its assets, or shall commence any proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect; or there shall have been filed any such petition or application, or any such proceeding shall have been commenced against it, which remains undismissed for a period of sixty (60) days or more; or any order for relief shall be entered in any such proceeding; or any of the eRoom Parties by any act or omission shall indicate its consent to, approval of or `acquiescence in any such petition, application or proceeding or the appointment of a custodian, receiver or any trustee for it or any substantial part of any of its properties, or shall suffer any custodianship, receivership or trusteeship to continue undischarged for a period of sixty (60) days or more;

          (d) Any of the eRoom Parties shall generally not pay their debts as such debts become due or shall admit in writing their inability to pay their debts as such debts become due;

          (e) Any of the eRoom Parties shall have concealed, removed, or permitted to be concealed or removed, any part of its property, with intent to hinder, delay or defraud its creditors or any of them or made or suffered a transfer of any of its property which may be fraudulent under any bankruptcy, fraudulent conveyance or similar, law; or shall have made any fraudulent transfer of its property to or for the benefit of a creditor at a time when other creditors similarly situated have not been paid; or shall have suffered or permitted, while insolvent, any creditor to obtain a Lien upon any of its property through legal proceedings or distraint which is not vacated within thirty (30) days from the date thereof;

          (f) Any Lien of the Lender against the Pledged Assets with respect to such Loan Pool shall at any time fail to be a valid, first-priority perfected Lien, subject to no prior or equal Lien other than a Permitted Lien;

          (g) Any of the Operative Documents relating to such Loan Pool shall for any reason cease to be valid and binding on any of the eRoom Parties or any of the eRoom Parties shall so state in writing.

     Section 10.4 RIGHTS AND REMEDIES ON EVENT OF ACCELERATION.

          (a) If an Event of Acceleration shall have occurred and be continuing, the Lender (and its successor and assigns) shall have the right, itself or through any of its agents (including the Borrower), with or without notice to the Borrower (as provided below), as to any or all of the Pledged Assets related to such Loan Pool, by any available judicial procedure, or without judicial process (PROVIDED, HOWEVER, that it is in compliance with the UCC), to take possession of the Pledged Assets related to such Loan Pool and without liability for trespass to enter any premises where the Pledged Assets related to such Loan Pool may be located for the purpose of taking possession of or removing the Pledged Assets related to such Loan Pool, and, generally, to exercise any and all rights afforded to a secured party under the UCC or other applicable law. Without limiting the generality of the foregoing, the Borrower agrees that the Lender shall have the right to sell, lease, or otherwise dispose of all or any part of the Pledged Assets related to such Loan Pool, whether in its then condition or after further preparation or processing, either at public or private sale or any broker's board, in lots or in bulk, for cash or for credit, with or without warranties or representations, and upon such terms and conditions, all as the Lender in its sole discretion may deem advisable, and it shall have the right to purchase at any such sale; and, if any Pledged Assets related to such Loan Pool shall require rebuilding, repairing, maintenance, preparation, the Lender shall have the right, at its option, to do such rebuilding or repairing for the purpose of putting the Pledged Assets related to such Loan Pool in such salable or disposable form as it shall deem appropriate. At the Lender's request, the Borrower shall assemble the Pledged Assets related to such Loan Pool and make them available to the Lender at places which the Lender shall select, whether at Borrower's premises or elsewhere, and make available to the Lender, without rent, all of Borrower's premises and facilities for the purpose of the Lender's taking possession of, removing or putting the Pledged Assets related to such Loan Pool in saleable or disposable form. The proceeds of any such sale, lease or other disposition of the Pledged Assets related to such Loan Pool shall be applied, first to the expenses of retaking, holding, storing, processing and preparing for sale, selling, lease, leasing and the like, and to the reasonable attorneys' fees and legal expenses incurred by the Lender and to the payment of any other amounts required by applicable law. To the extent permitted by applicable law, the Borrower waives all claims, damages and demands against the Lender arising out of the repossession, removal, retention or sale or lease of the Pledged Assets related to such Loan Pool.

          (b) The Borrower authorizes the Lender and does hereby make, constitute and appoint the Lender, and any officer, employee or agent of the Lender, with full power of substitution, as Borrower's true and lawful attorney-in-fact, effective as of the date hereof, with power, in its own name or in the name of the Borrower, during the continuance of an Event of Acceleration, to endorse any notes, checks, drafts , money orders, or other instruments of payment (including payments payable under or in respect of any policy of insurance) in respect of the Pledged Assets related to such Loan Pool that may come into possession of the Lender, to sign and endorse any invoice, freight or express bill, bill of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with accounts, and other documents relating to Pledged Assets related to such Loan Pool to pay or discharge taxes, Liens, security interests or other encumbrances at any time levied or placed on or threatened against the Pledged Assets related to such Loan Pool; to demand, collect, issue receipt for, compromise, settle and sue for monies due in respect of the Pledged Assets related to such Loan Pool: to notify Lessees and other persons obligated with respect to the Pledged Assets related to such Loan Pool to make payments directly to the Lender; and, generally, to do, at the Lender's option and at Borrower's expense, at any time, or from time to time, all acts and things which the Lender deems necessary to protect, preserve and realize upon the Pledged Assets related to such Loan Pool and the Lender's security interest therein to effect the intent of this Agreement all as fully and effectually as the Borrower night or could do; and the Borrower hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney shall be irrevocable as long as any of the obligations of the eRoom Parties under the Operative Documents shall be outstanding.


                                   Article 11

                               LIQUIDATED DAMAGES

     Section 11.1 LIQUIDATED DAMAGES.

          (a) Notwithstanding the foregoing, if any of the eRoom Parties breach any Liquidated Damages Obligation, the eRoom Parties shall pay to the Lender Liquidated Damages within sixty (60) days of the Borrower's receipt of notice of such breach, unless such breach is cured to the satisfaction of the Lender within such sixty (60) day period.

          (b) The eRoom Parties and the Lender expressly acknowledge and agree that it would be extremely difficult to determine the Lender's actual damages as a result of any breach of a Liquidated Damages Obligation, and that the Liquidated Damages are a fair and reasonable estimate of such actual damages in light of the magnitude of the actual or anticipated harm that will be caused to the Lender by any such breach.

          (c) The eRoom Parties acknowledge and agree that their obligations to pay Liquidated Damages are joint and several.

          (d) The Liquidated Damages shall be reduced by sixty-six and two-thirds percent (66 2/3%) if both Donnelly Prehn and William Cole are not employed on a full-time basis by the Lender (or AMRESCO Commercial Finance, Inc. or AMRESCO, INC. or their successors or assigns) on the date the related breach of a Liquidated Damages Obligation occurs, unless (1) both Derek Ellis and Steven L. Sunyich are not employed by eRoom on such date (unless eRoom replaces either Messrs. Ellis or Sunyich with a successor that holds a substantially similar position and that is acceptable to the Lender as of the date of such replacement in its reasonable and good faith judgment), and/or (2) the Lender replaces either Donnelly Prehn or William Cole with a successor that holds a substantially similar position and that is acceptable to eRoom as of the date of such replacement in its reasonable and good faith judgment, in which event, the Liquidated Damages shall not be reduced.

     Section 11.2 PLEDGE AND GRANT OF SECURITY INTEREST FOR LIQUIDATED DAMAGE
                  OBLIGATION.

          (a) As collateral security for the prompt and complete payment and performance when due of each Liquidated Damages Obligation, and of the eRoom Parties' obligation to pay Liquidated Damages, the eRoom Parties hereby amend, modify and restate the continuing security interest in, and lien on, all of the eRoom Parties' right, title and interest in and to the Liquidated Damages Collateral which lien and security interest were granted by the eRoom Parties pursuant to the Program Agreement. Without limiting the generality of the foregoing, this Agreement also secures the payment of all amounts that constitute part of the Liquidated Damages that would be owed by the eRoom Parties to the Lender, but for the fact they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving any of the eRoom Parties.

          (b) All rights of the Lender and security interests hereunder, shall be absolute and unconditional irrespective of: (i) any change in the time, manner, amount or place of payment of, or any other term of, all or any of the Liquidated Damages Obligation or the Liquidated Damages or any other amendment or waiver of or any consent to any departure from this Agreement; (ii) any exchange, release or non-perfection of all or any part of the Liquidated Damages Collateral or any other collateral, or any release from, amendment to, waiver of, or consent to departure from any or all of the Liquidated Damage Obligation or the Liquidated Damages, or (iii) to the fullest extent permitted by law, any other circumstances which might otherwise constitute a defense available to, or a discharge of the eRoom Parties.

          (c) At the request of the Lender, the eRoom Parties shall execute all UCC financing statements and other documents and shall deliver items (including but not limited to stock certificates) to the Lender required to continue the perfection of the Lender's security interests granted pursuant to the Program Agreement and amended, modified and restated pursuant to this Section 11.2.


                                   ARTICLE 12

                            MISCELLANEOUS PROVISIONS

     Section 12.1 FEES AND EXPENSES. The Lender and the eRoom Parties: (i) shall equally share all legal fees and related costs incurred by the Lender in connection with the negotiation and drafting of this Agreement and the Operative Documents and (ii) shall each pay their own legal fees and related costs associated with each Lease Financing Loan. The eRoom Parties shall pay their own legal fees and related costs in connection with the negotiation and drafting of this Agreement and the Operative Documents. If it is determined in a judicial proceeding that a party to this Agreement has failed to perform under any provision of this Agreement or the Operative Documents, and if the other party shall employ attorneys or incur other expenses for the enforcement, performance or observance of the terms of this Agreement or the Operative Documents on the part of the nonperforming party, then such other party, shall be reimbursed by the nonperforming party, on demand, for reasonable attorneys' fees and other out-of-pocket expenses including any such costs and expenses incurred in any bankruptcy or insolvency proceedings or on appeal.

     Section 12.2 INDEMNIFICATION.

          (a) The eRoom Parties agree to defend, indemnify, pay and hold harmless (jointly and severally) the Lender and the officers, directors, counsel, agents and affiliates of the Lender (collectively, the "ALC INDEMNITEES") from and against any and all losses, liabilities, damages and claims, whether based on any federal, state or foreign laws, statutes, rules and regulations, on common law or equitable cause or on contract or otherwise, that may be imposed on, incurred by or asserted against any ALC Indemnitee, in any manner relating to, arising out of or resulting from any of the Operative Documents, or the transactions contemplated thereby (collectively, the "ALC INDEMNIFIED LIABILITIES"); PROVIDED, HOWEVER, that none of the eRoom Parties shall have any obligation to any ALC Indemnitee hereunder with respect to ALC Indemnified Liabilities to the extent such ALC Indemnified Liabilities arise from the gross negligence or willful misconduct of that ALC Indemnitee as determined by a final judgment of a court of competent jurisdiction. To the extent that the undertaking to defend, indemnify, pay and hold harmless set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, the eRoom Parties shall contribute the maximum that they are permitted to pay and satisfy under applicable law to the payment and satisfaction of all ALC Indemnified Liabilities incurred by the ALC Indemnitee or any of them.

          (b) The Lender agrees to defend, indemnify, pay and hold harmless the eRoom Parties and the officers, directors, counsel, agents and affiliates of the eRoom Parties (collectively, the "eROOM INDEMNITEES") from and against any and all losses, liabilities, damages and claims, whether based on any federal, state or foreign laws, statutes, rules and regulations, on common law or equitable cause or on contract or otherwise, that may be imposed on, incurred by or asserted against any such eRoom Indemnitee, in any manner relating to, arising out of or resulting from the Lender's disclosure of information, or representations, regarding the Equipment or Refreshment Centers to third parties (collectively, the "eROOM INDEMNIFIED LIABILITIES"); PROVIDED, HOWEVER, that the Lender shall have no obligation to any eRoom Indemnitee hereunder with respect to Indemnified Liabilities to the extent such eRoom Indemnified Liabilities arise from the gross negligence or willful misconduct of that eRoom Indemnitee as determined by a final judgment of a court of competent jurisdiction. To the extent that the undertaking to defend, indemnify, pay and hold harmless set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, the Lender shall contribute the maximum that it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all eRoom Indemnified Liabilities incurred by the eRoom Indemnitee or any of them.

     Section 12.3 WAIVER OF TRIAL BY JURY. THE PARTIES, INCLUDING ANY ASSIGNEES, HEREBY WAIVE (A) THEIR RIGHT TO TRIAL BY JURY OF DISPUTES, CLAIMS OR CONTROVERSIES BETWEEN THEMSELVES ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY AGREEMENTS, INSTRUMENTS OR TRANSACTIONS RELATING TO THIS AGREEMENT, WHETHER ARISING IN CONTRACT, TORT OR OTHERWISE; AND (B) THEIR RIGHT TO ANY CONSEQUENTIAL OR PUNITIVE DAMAGES.

     Section 12.4 MODIFICATIONS, CONSENTS AND WAIVERS; ENTIRE AGREEMENT. No modification, amendment or waiver of or with respect to any provision of this Agreement or the other Operative Documents, nor consent to any departure by any of the eRoom Parties from any of the terms or conditions thereof, shall in any event be effective unless it shall be in writing and signed by each of the eRoom Parties and the Lender. Any such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No consent to or demand on any of the eRoom Parties in any case shall entitle any of the eRoom Parties to any other or further notice or demand in similar or other circumstances. This Agreement embodies the entire agreement and understanding between the Lender and each of the eRoom Parties relating to the subject matter hereof and supersedes all prior agreements and understandings including the Program Agreement; PROVIDED, HOWEVER, that the parties hereto agree that Article IV, "Traditional Equipment Financing" and Article III, Section 8, "Securitization Servicers" of the Program Agreement shall remain in full force and effect and shall be binding on the parties.

     Section 12.5 REMEDIES CUMULATIVE. Each and every right granted to the Lender hereunder or under any Operative Document or other document delivered hereunder or in connection herewith, or allowed it by law or equity, shall be cumulative and may be exercised from time to time. No failure on the part of the Lender to exercise, and no delay in exercising, any right shall operate as a waiver thereof, nor shall any single or partial exercise of any right preclude any other or future exercise thereof or the exercise of any other right. The due payment and performance of the Borrower's indebtedness, liabilities and obligations under each Lease Financing Loan and the related Note and the other documents delivered in connection therewith shall be without regard to any counterclaim, right of set-off or any other claim whatsoever which the Borrower may have against the Lender and without regard to any other obligation of any nature whatsoever which the Lender may have to the Borrower, and no such counterclaim or set-off shall be asserted by the Borrower in any action, suit or proceeding instituted by the Lender for payment or performance of the Borrower's indebtedness, liabilities or obligations under any Note or any of the other documents delivered in connection therewith, or otherwise other than that no Event of Default or Event of Acceleration has occurred under any of the Operative Documents or that the Lender has breached its obligations under any of the Operative Documents.

     Section 12.6 FURTHER ASSURANCES. At any time and from time to time, upon the request of the Lender, the Borrower shall execute, deliver and acknowledge or cause to be executed, delivered and acknowledged, such further documents and instruments and do such other acts and things as the Lender may reasonably request to fully effect the purposes of any of the Operative Documents and any other agreements, instruments and documents delivered pursuant hereto or in connection with any Lease Financing Loan or Securitization, subject to the confidentiality requirements set forth in Section 12.9 hereof.

     Section 12.7 NOTICES. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if mailed, by registered or certified mail, return receipt requested, or, if by other means, when received by the other party at the address as follows:

                  (1)      If to the Borrower:

                           eRoom System SPE, Inc.
                           3770 Howard Hughes Parkway
                           Suite 175
                           Las Vegas, Nevada  89109
                           Attention:  Steven L. Sunyich and Gregory L. Hrncir

                  (2)      If to RSi:

                           RoomSystems, Inc.
                           390 North 3050E.
                           St. George, Utah  84790
                           Attention:  Steven L. Sunyich and Gregory L. Hrncir

                  (3)      If to eRoom:

                           eRoom System Technologies, Inc.
                           3770 Howard Hughes Parkway
                           Suite 175
                           Las Vegas, Nevada  89109
                           Attention:  Steven L. Sunyich

                  (4)      If to ALC:

                           AMRESCO Leasing Corporation
                           412 E. ParkCenter Boulevard
                           Suite 300
                           Boise, Idaho  83706
                           Attention:  William C. Cole

or such other address as may hereafter be furnished to the other party by like notice. Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee (as evidenced, in the case of registered or certified mail, by the date noted on the return receipt).

     Section 12.8 CONSTRUCTION; GOVERNING LAW; CONSENT TO JURISDICTION.

          (a) The headings used in this Agreement and the table of contents are for convenience only and shall not be deemed to constitute a part hereof. All uses herein of the masculine gender or of singular or plural terms shall be deemed to include uses of the feminine or neuter gender or plural or singular terms, as the context may require.

                  (b) Each party acknowledges that it has had the opportunity to consult with legal counsel in the preparation and review of this Agreement. The parties therefore stipulate that the rule of construction that ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement to favor any party against the other.

                  (c) This Agreement shall be construed in accordance with the laws of the State of Idaho, without regard to conflicts of law principles. The parties hereto irrevocably (i) agree that any suit, action or other legal proceeding arising out of or relating to this Agreement may be brought in a court of record in the State of Idaho or in the courts of the United States of America located in such state, (ii) consent to the jurisdiction of each such court in any such suit, action or proceeding, and (iii) waive any objection which it may have to the laying of venue of any such suit, action or proceeding in any of such courts and any claim that any such suit, action or proceeding has been brought in an inconvenient forum.

     Section 12.9 CONFIDENTIALITY. The parties, without the prior written consent of the other party, will not disclose or use, and will direct their agents and representatives not to disclose or use any Confidential Information at any time or in any manner other than in connection with the parties' participation in the Program. Notwithstanding the foregoing, (a) the Lender shall be allowed to disclose Confidential Information to statistical rating agencies, investors, monoline insurers, investment bankers, equipment leasing or financing companies, conduit purchasers, warehouse credit providers, other potential sources of capital and other parties involved in a Securitization or the providing of financing to the Lender and (b) eRoom shall be allowed to disclose the general existence of the Program, the Lender's agreement to provide Lease Financing Loans and eRoom's relationship with the Lender, but eRoom shall have no authorization, without the Lender's express written consent, to disclose the structure or financial terms of the Program or any Lease Financing Loans. Upon the written request of any party to this Agreement ("REQUESTING PARTY"), the party to whom such request is directed ("RECIPIENT PARTY") will promptly return to the Requesting Party all originals and all copies of Confidential Information, and the Recipient Party will promptly destroy all written information prepared by such Recipient Party or any of its agents or representatives which contain or refer to Confidential Information.

     Section 12.10 SEVERABILITY. The provisions of this Agreement are severable, and if any clause or provision hereof shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision in this Agreement in any jurisdiction. Each of the covenants, agreements and conditions contained in this Agreement is independent and compliance by the Borrower with any of them shall not excuse noncompliance by the Borrower with any other. The Borrower shall not take any action the effect of which shall constitute a breach or violation of any provision of this Agreement.

     Section 12.11 BINDING EFFECT: NO ASSIGNMENT OR DELEGATION. This Agreement shall be binding upon and inure to the benefit of the Borrower and its successors and to the benefit of the Lender and its successors and assigns. The rights and obligations of the Borrower under this Agreement, including the Borrower's right to receive Residual Profits, shall not be assigned or delegated without the prior written consent of the Lender, and any purported assignment or delegation without such consent shall be void. The Lender may sell, assign, delegate or otherwise transfer its rights and obligations under this Agreement to one or more purchasers, assignees or transferees.

     Section 12.12 TERM OF AGREEMENT; TERMINATION.

          (a) The term of this Agreement (the "TERM") shall commence on the date hereof and shall continue until the Commitment Termination Date unless terminated earlier pursuant to Section 12.12(b).

          (b) Notwithstanding anything to the contrary herein, this Agreement shall terminate upon the earliest to occur of (x) the date on which the Lender, in its sole discretion, terminates the agreement as a result of the Borrower's failure to meet the production requirements set out in Section 7.9 or (y) at the discretion of the Lender upon the occurrence of an Event of Default or an Event of Acceleration.

          (c) Upon termination of the Agreement, (i) the Lender shall have no further obligation to provide Lease Financing Loans, (ii) the Lender's exclusive right to provide business lease financing shall terminate and (iii) in the event that such termination is as a result of an Event of Acceleration, the Accelerated Loan Amount of all Lease Financing Loans which have not been included in a Securitization shall immediately become due and payable.

          Section 12.13 NO JOINT VENTURE. This Agreement and the Program are not intended and shall not be construed as creating a partnership or joint venture for any purpose whatsoever.

          Section 12.14 COUNTERPARTS. This Agreement may be executed in counterparts, so that when all parties have signed this form of Agreement, such signatures taken together form one complete agreement.

          Section 12.15 CERTAIN REMEDIES. Without in any way limiting the remedies otherwise available under this Agreement, the parties hereto acknowledge that in the event of any breach or nonperformance by any party of the agreements or covenants required by this Agreement to be performed or observed by it, the other parties shall be entitled to such equitable remedies as may be appropriate, including without limitation specific performance.

     Section 12.16 USURY. The amount of interest payable or paid on any Lease Financing Loan under the terms of this Agreement shall be limited to an amount which shall not exceed the maximum nonusurious rate of interest allowed by the applicable laws of the State of Idaho or any applicable law of the United States permitting a higher maximum nonusurious rate that preempts such applicable Idaho laws, which could lawfully be contracted for, charged or received.

     Section 12.17 SURVIVAL OF CERTAIN PROVISIONS. All agreements, representations and warranties made herein shall survive the delivery of this Agreement. In addition, the provisions of Sections 12.1, 12.2, 12.8(c) and 12.9 shall survive the termination of this Agreement.


                                   ARTICLE 13

                             SECURITIZATION SERVICES

     Section 13.1 SECURITIZATION.

          (a) On or prior to the date on which *** of Lease Financing Loans have been funded hereunder, the Lender at its sole discretion may choose to engage in a Securitization. Thereafter, the Lender will use its best efforts to engage in a Securitization.

          (b) The eRoom Parties agree to cooperate with the Lender in effecting a Securitization (including signing any documents necessary thereto) in such format as the Lender reasonably determines will maximize the economic interests of the Lender. To such end the provisions of Article III, Section 8 "Securitization Services" of the Program Agreement are incorporated herein.

          (c) The Lender agrees that, without the written consent of the eRoom Parties, it will not take any action to effect a Securitization that would result in the eRoom Parties receiving less than the Residual Profits from a Loan Pool after such Residual Profits are first allocated as credit support on all other Loan Pools as provided in Section 2.8 hereof.

                    CONFIDENTIAL MATERIAL REDACTED AND FILED
                         SEPARATELY WITH THE COMMISSION

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date first above written.


                             eROOM SYSTEM SPE, INC.



                             By:___________________________________
                             Name:_________________________________
                             Title:________________________________


                             ROOMSYSTEMS, INC.



                             By:___________________________________
                             Name:_________________________________
                             Title:________________________________


                             eROOM SYSTEM TECHNOLOGIES, INC.




                             By:___________________________________
                             Name:_________________________________
                             Title:________________________________


                             AMRESCO LEASING CORPORATION, as Lender


                             By:___________________________________
                             Name:_________________________________
                             Title:________________________________


ACKNOWLEDGED:

STEVEN L. SUNYICH

_________________________

                                   SCHEDULE I


                 DETERMINATION OF REFRESHMENT CENTER LOAN AMOUNT

     With respect to each Refreshment Center, the Borrower in the related Borrowing Notice shall indicate whether it is requesting a Lease Financing Loan under the Threshold Plan, the Percentage Plan or the Platinum Plan (and, if the Platinum Plan is selected, the type of Platinum Plan)

A.   THRESHOLD PLAN.

     The "REFRESHMENT CENTER LOAN AMOUNT" for each Refreshment Center financed under the Threshold Plan is equal to the lesser of (i) the product obtained by multiplying (A) ***, (B) Net Borrower Revenue, and (C) *** and (ii) *** times the Actual Cost of Goods Sold for such Refreshment Center; provided that the Lender may in its sole discretion, adjust the Refreshment Center Loan Amount to
(A) be equal to the Actual Costs of Goods Sold even if such amount is greater than the amount set out in clause (i) above or (B) be determined by clause (i) above even if such clause (i) is greater than clause (ii) above.

     "NET BORROWER REVENUE" with respect to a Business Lease is determined by the Lender in its sole discretion as either (i) the Average Daily eRoom Threshold Plan Revenue during the Seasoning Period less ***, or (ii) the highest Average Daily eRoom Threshold Plan Revenue during any calendar month period during the Seasoning Period less ***.

     "AVERAGE DAILY eROOM THRESHOLD PLAN REVENUE" shall mean the average revenue received by eRoom (or Borrower) per Refreshment Center per day using either (i) if the Lease Financing Loan satisfies requirement number 3 of the Business Specific Underwriting Requirements of the Guidelines, the Threshold Calculation, or (ii) if the Lease Financing Loan does not satisfy requirement number 3 of the Business Specific Underwriting Requirements of the Guidelines (or if Lender does not receive information adequate to determine if requirement number 3 has been satisfied), but Lender elects to fund such Lease Financing Loan, either the Recalculated Threshold Calculation or the Threshold Calculation, as determined in Lender's sole and absolute discretion.

     "THRESHOLD CALCULATION" shall mean a calculation of the revenue due eRoom (or Borrower) from the Lessee under the applicable Threshold Plan, as shown by way of example in Step 1 of Exhibit P.

     "RECALCULATED THRESHOLD CALCULATION" shall mean a calculation of the revenue due eRoom (or Borrower) from the Lessee under the applicable Threshold Plan, assuming for such calculation, that the related Lessee's occupancy during the Seasoning Period was equal to the Lessee's average occupancy for the previous *** months (or since the opening of the related hotel or timeshare property if less than *** months), as shown by way of example in Step 2 of Exhibit P.

                    CONFIDENTIAL MATERIAL REDACTED AND FILED
                         SEPARATELY WITH THE COMMISSION

B.   PERCENTAGE PLAN.

     The "REFRESHMENT CENTER LOAN AMOUNT" for each Refreshment Center financed under the Percentage Plan is equal to the lesser of (i) the product obtained by multiplying (A) ***, (B) Net Borrower Percentage Plan Revenue, and (C) *** and
(ii) *** times the Actual Cost of Goods Sold for such Refreshment Center; provided that the Lender may in its sole discretion, adjust the Refreshment Center Loan Amount to (A) be equal to the Actual Costs of Goods Sold even if such amount is greater than the amount set out in clause (i) above or (B) be determined by clause (i) above even if such clause (i) is greater than clause
(ii) above.

     "NET BORROWER PERCENTAGE PLAN REVENUE" with respect to a Business Lease is determined by the Lender in its sole discretion as either (i) the Average Daily eRoom Percentage Plan Revenue during the Seasoning Period less ***, or (ii) the highest Average Daily eRoom Percentage Plan Revenue during any calendar month period during the Seasoning Period less ***.

     "AVERAGE DAILY eROOM PERCENTAGE PLAN REVENUE" shall mean the average revenue received by eRoom (or Borrower) per Refreshment Center per day using either: (i) if the Lease Financing Loan satisfies requirement number 3 of the Business Specific Underwriting Requirements of the Guidelines, either (as determined by Lender in its sole and absolute discretion), (A) the Percentage Calculation, or (B) if the Lessee's average occupancy for the previous *** months (or since the opening of the related hotel or time-share property if less than *** months) is more than *** occupancy, the Recalculated Percentage Calculation, assuming for purposes of such Recalculated Percentage Calculation, that the Lessee's average occupancy for the previous *** months (or since the opening of the related hotel or time-share property if less than *** months) equals *** occupancy, or (ii) if the Lease Financing Loan does not satisfy requirement number 3 of the Business Specific Underwriting Requirements of the Guidelines (or if Lender does not receive information adequate to determine if requirement number 3 has been satisfied), but Lender elects to fund such Lease Financing Loan, either the Recalculated Percentage Calculation or the Percentage Calculation, as determined in Lender's sole and absolute discretion.

     "PERCENTAGE CALCULATION" shall mean a calculation of the revenue due eRoom (or Borrower) from the Lessee under the applicable Percentage Plan, as shown by way of example in Step 1 of Exhibit Q.

     "RECALCULATED PERCENTAGE CALCULATION" shall mean a calculation of the revenue due eRoom (or Borrower) from the Lessee under the applicable Percentage Plan, assuming for such calculation, that the related Lessee's occupancy during the Seasoning Period was equal to the Lessee's average occupancy for the previous *** months (or since the opening of the related hotel or timeshare property if less than *** months), as shown by way of example in Step 2 of Exhibit Q, and subject to the minimum conditions described in Section 7.11 of the Agreement for any such Percentage Plan.

                    CONFIDENTIAL MATERIAL REDACTED AND FILED
                         SEPARATELY WITH THE COMMISSION

C.   PLATINUM PLANS.

     The "REFRESHMENT CENTER LOAN AMOUNT" for each Refreshment Center financed under the Platinum Plan is calculated using the same methodology used to calculate the "Refreshment Center Loan Amount" described in Section A of this
Schedule I under the Threshold Plan, except that the Average Daily eRoom Platinum Plan Revenue (defined below) shall be substituted for the "Average Daily eRoom Threshold Plan Revenue".

     The "AVERAGE DAILY eROOM PLATINUM PLAN REVENUE" shall mean the amount calculated using either Option 1, Option 2 or Option 3 below, as applicable:

     Option 1: If the Lessee has a Fixed Charge Coverage Ratio of at least 1.4:1 and occupancy of *** for the previous *** month period, the "Average Daily eRoom Platinum Plan Revenue" shall be equal to the average revenue received by eRoom (or Borrower) per Refreshment Center per day using the Platinum Calculation.

     Option 2: If the Lessee has a Fixed Charge Coverage Ratio between *** and *** and occupancy of at least *** for the previous *** month period, the "Average Daily eRoom Platinum Plan Revenue" shall be equal to the average revenue received by eRoom (or Borrower) per Refreshment Center per day using the Platinum Calculation. Notwithstanding the foregoing, Lender may, in its sole and absolute discretion, and at any time limit all such Lease Financing Loans funded under this Option 2 to no more than *** of the then current Overall Lease Financing Loans.

     Option 3: In all other cases (including cases in which Lender does not receive information adequate to determine the Lessee's Fixed Charge Coverage Ratio), the "Average Daily eRoom Platinum Plan Revenue" shall be equal to the Average Daily eRoom Threshold Plan Revenue (described in Section A of this
Schedule I) under the theoretical assumption that the Lessee to such Platinum Plan Business Lease had selected a Threshold Plan instead of a Platinum Plan; provided however, that the Average Daily eRoom Platinum Plan Revenue calculated pursuant to Option 3 shall not exceed the amount calculated in Option 1 above, assuming that the Lessee had qualified for Option 1 above.

     "PLATINUM CALCULATION" shall mean a calculation of the revenue due eRoom (or Borrower) from the Lessee under the applicable Platinum Plan, as shown by way of example in Exhibit R.

                    CONFIDENTIAL MATERIAL REDACTED AND FILED
                         SEPARATELY WITH THE COMMISSION

                                                                      EXHIBIT A



                                   GUIDELINES

GENERAL UNDERWRITING GUIDELINES

The Borrower shall certify that:

1. At all times during the Term of the Agreement, the Business Leases related to all Lease Financing Loans funded under the Program must have average revenues to the Borrower (after giving effect to the revenue sharing allocations under the related Business Leases) per installed Refreshment Center of at least *** per day for each *** advanced by the Lender as Lease Financing Loans under the Program.

2. There is no existing default on any indebtedness or equity obligations of any of the eRoom Parties.

3. The eRoom Parties must have and must have maintained at all times during the term of the Agreement, a Net Worth of at least *** at all times (determined on quarterly basis).

4. During the Term of the Agreement, no more than *** of the Business Leases related to any Lease Financing Loan (determined by reference to the total units of Refreshment Centers subject to such Business Leases) are or have been more than *** days delinquent in the payment of rents or other obligations thereunder.

5. During the Term of the Agreement, the eRoom Parties must maintain working capital of at least *** (determined quarterly).

6. During the Term of this Agreement, the eRoom Parties must maintain a liabilities to net worth ratio of no more than 3.0:1 (determined on a quarterly basis.

BUSINESS SPECIFIC UNDERWRITING REQUIREMENTS

1. The Borrower must submit a full credit package relating to the proposed Lease Financing Loan (the "TRANSACTION SUBMISSION PACKAGE") including:

          a.   Deal summary;

          b.   Copies of all required UCC- 1 financing statements;

          c.   Verification of business' *** (including dates received);

                    CONFIDENTIAL MATERIAL REDACTED AND FILED
                         SEPARATELY WITH THE COMMISSION

          d.   ***

          e.   ***

          f.   Business Lease and all supporting documentation;

          g.   Estoppel certificate signed by business/lessee;

          h.   ACH authorization forms (unless declined by business);

          i. Bill of Sale for Equipment from eRoom to the Borrower; j. License for Equipment Intellectual Property to the Borrower and RSi;

          k.   ***

          l.   ***

          m.   ***

          n.   The Average Gross Revenue during the Seasoning Period; and

          o. Evidence that such business has been in operation for at least one year.


2.   In addition, the Borrower must certify that:

          a.   The Lessee is not an Underperforming Property.

          b. Neither of the first two full rental payments under the related Business Lease have been more than 15 days late.

1. The Lessee (a) if a hotel, either has (i) a Fixed Charge Coverage Ratio of at least *** and *** occupancy or (ii) a Fixed Charge Coverage Ratio of *** and either: (A) *** occupancy and *** of average daily room rate for comparable properties, or (B) *** occupancy and *** of average daily room rate for comparable properties; or (b) if a commercial business other than a hotel, has a Fixed Charge Coverage Ratio of at least ***; provided however, if the Business Lease related to the Lease Financing Loan is a Platinum Plan and the related Lease Financing Loan qualifies for a Refreshment Center Loan Amount under Option 2 of Section C to Schedule I to this Agreement, the Lessee need not satisfy the requirements of sections
     (a) or (b) herein.

                    CONFIDENTIAL MATERIAL REDACTED AND FILED
                         SEPARATELY WITH THE COMMISSION

                                                                       EXHIBIT B

                          FORM OF LEASE FINANCING NOTE



                                                Lease Financing Loan No. _______
US $______________                                     ___________, ____


     FOR VALUE RECEIVED, the undersigned (the "BORROWER") promises to pay to the order of AMRESCO Leasing Corporation, a Nevada corporation (together with its successors and assigns, the "LENDER"), the principal sum of _____________________ and __/___ Dollars (US $_______), with interest thereon, to be computed from the date of this Note at the Applicable Interest Rate (defined in Paragraph 3 below).

     This Lease Financing Note is executed and delivered by the Borrower pursuant to that certain Master Business Lease Financing Agreement, dated May 11, 2000 (as amended from time to time, the "AGREEMENT"), by and among the Borrower, the Lender, RoomSystems, Inc. and eRoom System Technologies, Inc. to evidence the obligation of the Borrower to repay the Lease Financing Loan made by the Lender to the Borrower in accordance with the terms of the Agreement. This Lease Financing Note is entitled to the benefit and security of the Agreement and the other Operative Documents, to which reference is hereby made for a statement of all of the terms and conditions under which the Lease Financing Loan evidenced hereby is made. The Agreement requires certain of the terms of the Lease Financing Loan to be evidenced by a Borrowing Notice and Transaction Approval, and reference is hereby made to the related Borrowing Notice and Transaction Approval for such terms.

     1. DEFINED TERMS. As used in this Note, the term "INDEBTEDNESS" means the principal of, interest on, or any other amounts due at any time under, this Lease Financing Note, the Operative Documents or any other document delivered in connection with the Lease Financing Loan, including the Prepayment Amount; provided that such amounts are related to the Lease Financing Loan. Event of Default, Event of Acceleration and other capitalized terms used but not defined in this Lease Financing Note shall have the meanings given to such terms in the Agreement (or, if not defined in the Agreement, as defined in the other Operative Documents).

     2. ADDRESS FOR PAYMENT. All payments due under this Note shall be payable at 412 E. ParkCenter Blvd., Suite 300, Boise, Idaho 83706, or such other place as may be designated by written notice to the Borrower from or on behalf of the Lender.

     3. PAYMENT OF PRINCIPAL AND INTEREST. Principal and interest shall be paid as follows:

          (a) This Lease Financing Note shall evidence a Lease Financing Loan made under the Agreement. The Lease Financing Loan shall bear interest at a rate (the "APPLICABLE INTEREST RATE") equal to __________ percent (____%) per annum; PROVIDED, HOWEVER, that if a "NON-PRODUCTION EVENT" occurs, the Applicable Interest Rate will automatically and retroactively be increased to the sum of 7-Year Treasury

(determined as of the date of the Lease Financing Loan evidenced hereby) plus ***. Interest under this Lease Financing Note shall be computed on the basis of a year of 360 days.

     The term "NON-PRODUCTION EVENT" shall mean the failure of the Borrower to satisfy the Business Lease and Cumulative Lease Financing Loan production requirements set forth in Section 7.9 of the Agreement.

     The term "7-YEAR TREASURY" shall mean the yield to maturity for the United States Treasury bond equal to seven (7) years (as determined by the Lender) as set forth in THE WALL STREET JOURNAL as of the Business Day immediately preceding the date of funding of this Lease Financing Loan.

     (b) Consecutive monthly installments of principal and interest, each in the amount of _____________________ and __/___ Dollars (US $_______), shall be payable on the first (1st) day of each month (or, if such day is not a Business Day, the next succeeding Business Day), in arrears, beginning on ________________ (as provided in the Agreement), until the entire unpaid principal balance evidenced by this Lease Financing Note is fully paid; provided that notwithstanding anything to the contrary herein the initial monthly installment due hereunder shall be due on the date of this Lease Financing Note and shall be deducted by the Lender from the Loan Amount hereof. Any accrued interest remaining past due for 30 days or more shall be added to and become part of the unpaid principal balance and shall bear interest at the rate or rates specified in this Lease Financing Note, and any reference below to "accrued interest" shall refer to accrued interest which has not become part of the unpaid principal balance. Any remaining principal and interest shall be due and payable on _______________ or on any earlier date on which the unpaid principal balance of this Lease Financing Note becomes due and payable, by acceleration or otherwise (the "MATURITY DATE"). The unpaid principal balance shall continue to bear interest after the Maturity Date at the Default Rate set forth in this Lease Financing Note, until and including the date on which it is paid in full.

     (c) Any regularly scheduled monthly installment of principal and interest that is received by the Lender before the date it is due shall be deemed to have been received on the due date.

     4. APPLICATION OF PAYMENTS. If at any time the Lender receives, from the Borrower or otherwise, any amount applicable to the Indebtedness that is less than all amounts due and payable at such time, the Lender may apply that payment to amounts then due and payable in any manner and in any order determined by the Lender, in the Lender's discretion. The Borrower agrees that neither the Lender's acceptance of a payment from the Borrower in an amount that is less than all amounts then due and payable nor the Lender's application of such payment shall constitute or be deemed to constitute either a waiver of the unpaid amounts or an accord and satisfaction.

     5. SECURITY. The Indebtedness is secured, among other things, by the Pledged Assets described in the Agreement, and reference is made to the Agreement and

                    CONFIDENTIAL MATERIAL REDACTED AND FILED
                         SEPARATELY WITH THE COMMISSION
the other Operative Documents for other rights of the Lender concerning the collateral for the Indebtedness.

     6. ACCELERATION. If an Event of Acceleration has occurred and is continuing, the entire unpaid principal balance, any accrued interest, the Prepayment Amount and all other amounts payable under this Lease Financing Note and the Agreement with respect to the related Lease Financing Loan shall at once become due and payable, at the option of the Lender, without any prior notice to the Borrower. The Lender may exercise this option to accelerate regardless of any prior forbearance.

     7. LATE CHARGE. If any monthly amount payable under this Lease Financing Note or under the Agreement is not received by the Lender within *** days after the amount is due, the Borrower shall pay to the Lender, immediately and without demand by the Lender, a late charge equal to *** of such amount. The Borrower acknowledges that its failure to make timely payments will cause the Lender to incur additional expenses in connection with the related Lease Financing Loan, and that it is extremely difficult and impractical to determine those additional expenses. The Borrower agrees that the late charge payable pursuant to this Paragraph represents a fair and reasonable estimate, taking into account all circumstances existing on the date of this Lease Financing Note, of the additional expenses the Lender will incur by reason of such late payment. The late charge is payable in addition to, and not in lieu of, any interest payable at the Default Rate pursuant to Paragraph 8.

     8. DEFAULT RATE. So long as any monthly installment or any other payment due under this Lease Financing Note remains past due for 30 days or more, interest under this Lease Financing Note shall accrue on the unpaid principal balance from the earlier of the due date of the first unpaid monthly installment or other payment due, as applicable, at a rate (the "DEFAULT RATE") equal to the lesser of *** above the Applicable Interest Rate or the maximum interest rate which may be collected from the Borrower under applicable law. If the unpaid principal balance and all accrued interest are not paid in full on the Maturity Date, the unpaid principal balance and all accrued interest shall bear interest from the Maturity Date at the Default Rate. The Borrower also acknowledges that its failure to make timely payments will cause the Lender to incur additional expenses in connection with the related Loan, that, during the time that any monthly installment or payment under this Lease Financing Note is delinquent for more than 30 days, the Lender will incur additional costs and expenses arising from its loss of the use of the money due and from the adverse impact on the Lender's ability to meet its other obligations and to take advantage of other investment opportunities, and that it is extremely difficult and impractical to determine those additional costs and expenses. The Borrower also acknowledges that, during the time that any monthly installment or other payment due under this Lease Financing Note is delinquent for more than 30 days, the Lender's risk of nonpayment of this Note will be materially increased and the Lender is entitled to be compensated for such increased risk. The Borrower agrees that the increase in the rate of interest payable under this Lease Financing Note to the Default Rate represents a fair and reasonable estimate, taking into account all circumstances existing on the date of this Lease Financing Note, of the additional costs and expenses the Lender will incur by reason of the Borrower's delinquent payment and the additional

                    CONFIDENTIAL MATERIAL REDACTED AND FILED
                         SEPARATELY WITH THE COMMISSION
compensation the Lender is entitled to receive for the increased risks of nonpayment associated with a delinquent loan.

     9. VOLUNTARY AND INVOLUNTARY PREPAYMENTS. The Lease Financing Loan may be prepaid in whole but not in part. In the event of prepayment, the Borrower shall pay the related Prepayment Amount. The Prepayment Amount is due and payable regardless of whether the prepayment by the Borrower is made voluntarily or involuntarily, including any prepayment required by the Lender's exercise of its rights upon the occurrence of an Event of Default or an Event of Acceleration. In the event the Borrower elects to prepay the related Lease Financing Loan, the Borrower shall, at the dates and times specified therein, deliver written notice to the Lender in accordance with Section 2.11(a) of the Agreement.

     10. COSTS AND EXPENSES. The Borrower shall pay on demand all expenses and costs, including fees and out-of-pocket expenses of attorneys and expert witnesses and costs of investigation, incurred by the Lender as a result of any default under this Lease Financing Note or in connection with efforts to collect any amount due under this Lease Financing Note, or to enforce the provisions of the Agreement, including those incurred in post-judgment collection efforts, in any appeal, and in any bankruptcy proceeding (including any action for relief from the automatic stay of any bankruptcy proceeding) or judicial or non-judicial foreclosure proceeding.

     11. FORBEARANCE. Any forbearance by the Lender in exercising any right or remedy under this Lease Financing Note or the Agreement or otherwise afforded by applicable law, shall not be a waiver of or preclude the exercise of that or any other right or remedy. The acceptance by the Lender of any payment after the due date of such payment, or in an amount which is less than the required payment, shall not be a waiver of the Lender's right to require prompt payment when due of all other payments or to exercise any right or remedy with respect to any failure to make prompt payment. Enforcement by the Lender of any security for the Borrower's obligations under this Lease Financing Note shall not constitute an election by the Lender of remedies so as to preclude the exercise of any other right or remedy available to the Lender.

     12. WAIVERS. Presentment, demand, notice of dishonor, protest, notice of acceleration, notice of intent to demand or accelerate payment or maturity, presentment for payment, notice of nonpayment, grace, and diligence in collecting the Indebtedness are waived by the Borrower and all endorsers and guarantors of this Lease Financing Note and all other third party obligors.

     13. LOAN CHARGES. If any applicable law limiting the amount of interest or other charges permitted to be collected from the Borrower in connection with the Lease Financing Loan is interpreted so that any interest or other charge provided for in the Agreement, whether considered separately or together with other charges provided for in the Agreement, violates that law, and the Borrower is entitled to the benefit of that law, that interest or charge is hereby reduced to the extent necessary to eliminate that violation. The Borrower agrees to an effective rate of interest that is the stated rate of interest plus any additional rate of interest resulting from any other charges or fees that are to be paid by the Borrower to the Lender that may be found by a court of competent jurisdiction to be interest. The amounts, if any, previously paid to the Lender in excess of the permitted amounts shall be applied by the Lender to reduce the unpaid principal balance of this Lease Financing Note. For the purpose of determining whether any applicable law limiting the amount of interest or other charges permitted to be collected from the Borrower has been violated, all Indebtedness that constitutes interest, as well as all other charges made in connection with the Indebtedness that constitute interest, shall be deemed to be allocated and spread ratably over the stated term of the Lease Financing Note. Unless otherwise required by applicable law, such allocation and spreading shall be effected in such a manner that the rate of interest so computed is uniform throughout the stated term of the Lease Financing Note.

     14. COMMERCIAL PURPOSE. The Borrower represents that the Indebtedness is being incurred by the Borrower solely for lawful business or commercial purposes.

     15. COUNTING OF DAYS. Except where otherwise specifically provided, any reference in this Lease Financing Note to a period of "days" means calendar days, not Business Days.

     16. GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL. The provisions of Sections 12.3 and 12.8 of the Agreement are hereby incorporated into this Lease Financing Note by this reference to the fullest extent as if the text of such Sections were set forth in their entirety herein.

     17. CAPTIONS. The captions of the paragraphs of this Lease Financing Note are for convenience only and shall be disregarded in construing this Lease Financing Note.

     18. NOTICES. All notices, demands and other communications required or permitted to be given by the Lender to the Borrower pursuant to this Lease Financing Note shall be given in accordance with Section 12.7 of the Agreement.

     19. INDIVIDUAL LEASE FINANCING LOAN. This Lease Financing Note is issued as part of the business lease financing arrangement between the Lender and the Borrower, as described in the Agreement. The Borrower may not re-borrow any amounts under this Lease Financing Note that it has previously borrowed and repaid under this Lease Financing Note.

     20. AUTHORITY. The Borrower (and the undersigned representative of the Borrower) represents that the Borrower has full power, authority and legal right to execute and deliver this Lease Financing Note, and that this Lease Financing Note constitutes the valid and binding obligation of the Borrower.

     21. CONSOLIDATION; AMENDMENT. The Lender, in its sole discretion, may at any time, amend, restate and consolidate this Lease Financing Note with other Lease Financing Notes relating to Lease Financing Loans in the same Loan Pool into a Credit Enhancement Note. The Borrower hereby agrees that it shall cooperate with the Lender in the process of consolidating this Lease Financing Note and shall execute any and all documents required by the Lender in connection therewith.

     22. FULL RECOURSE. Notwithstanding anything to the contrary herein or in the Agreement, the obligations of the Borrower hereunder are full recourse obligations enforceable against the Borrower to the maximum extent allowable under the law.

     IN WITNESS WHEREOF, the Borrower has signed and delivered this Lease Financing Note under seal or has caused this Lease Financing Note to be signed and delivered under seal by its duly authorized representative. The Borrower intends that this Lease Financing Note shall be deemed to be signed and delivered as a sealed instrument.

                               eROOM SYSTEM SPE, INC.



                               By:________________________________

                               Name:______________________________

                               Title:_____________________________

                                                                       EXHIBIT C


                         FORM OF CREDIT ENHANCEMENT NOTE

$
 ---------------

     PURSUANT to the Master Business Lease Financing Agreement (the "AGREEMENT") dated as of May 11, 2000 among eRoom System SPE, Inc., a Nevada corporation, having an office at 3770 Howard Hughes Parkway, Suite 175, Las Vegas, Nevada 89109 (the "BORROWER"), RoomSystems Inc., a Nevada corporation, having an office at 390 North 3050 E., St. George, Utah 85790 ("RSi"), eRoom System Technologies, Inc., a Nevada corporation having an office at 3770 Howard Hughes Parkway, Suite 175, Las Vegas, Nevada 89109 ("eROOM"; and collectively, with the Borrower and RSi, the "eROOM PARTIES") and AMRESCO Leasing Corporation, 412 E. ParkCenter Blvd., Suite 300, Boise, Idaho 83767 (the "LENDER"), the eRoom Parties and the Lender agreed that the Lender, in its sole discretion, may amend, restate and consolidate all of the Lease Financing Notes relating to the Lease Financing Loans in a Loan Pool into a Credit Enhancement Note.

         WHEREAS, it is the intent of the Lender and the Borrower to amend, restate and consolidate those Lease Financing Notes relating to the Lease Financing Loans for Loan Pool No. _____ described in Schedule I hereto into this single Credit Enhancement Note;

         FOR VALUE RECEIVED, the Borrower hereby promises to pay to the order of the Lender, the principal sum of ______________________________ Dollars and __ Cents ($ ____________) (the "AGGREGATE LOAN AMOUNT") and an amount of up to ________________________________ Dollars and __ Cents ($_________) (the
"AGGREGATE CREDIT ENHANCEMENT AMOUNT"), and all other amounts owed under the Operative Documents related to Loan Pool No. _____, together with all interest accrued thereon, at the times and place and in the manner specified in the Operative Documents.

         This Credit Enhancement Note is one of a series of notes (the "PROGRAM NOTES") issued by certain business owners or landlords of commercial properties (the "PROGRAM BORROWERS") in connection with Program Loans made or to be made by the Lender to the Program Borrowers as part of the [_________] Program. This Credit Enhancement Note evidences the Borrower's obligation, INTER ALIA, (i) to repay the Lease Financing Loans set forth on Schedule I attached hereto and made a part hereof (each such loan, a "CONSOLIDATED LOAN" and collectively, the "CONSOLIDATED LOANS") made by the Lender to the Borrower in an aggregate principal amount equal to the Aggregate Loan Amount, (ii) to guarantee the payment of delinquencies or defaults in respect of Program Loans or any obligations in connection therewith, as determined in Lender's sole discretion ("PROGRAM LOAN DEFICIENCIES"; each such delinquent or defaulted Program Loan or related obligation, a "DELINQUENT PROGRAM LOAN") in an amount up to the Aggregate Credit Enhancement Amount, (iii) to pay, subject to rebate, the Scheduled Monthly Credit Enhancement Obligation Payment, (iv) to pay interest on the Aggregate Loan Amount, and (v) to pay all Indebtedness. For purposes of this paragraph, a "delinquent" Program Loan is defined as a

Program Loan where the loan payments are past due by one or more days. Moreover, a "defaulted" Program Loan is defined as a Program Loan where an event of default has occurred and remains uncured under the loan documents for such Program Loan.

     1. DEFINITIONS. Terms defined in the Agreement which are not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement. Terms defined herein and also defined in the Agreement shall have the meanings defined herein with respect to the Consolidated Loans. The following terms shall have the meanings set forth on Schedule II attached hereto and made a part hereof: [__________] Program, Applicable Interest Rate, Consolidation Payment, Credit Enhancement Amount, Indebtedness, Loan Amount, Loan Deficiency, Note Amount, Ratable Share, Scheduled Monthly Loan Payment, State and Stated Maturity Date. All terms defined in the singular will have the same meaning when used in the plural and vice versa.

     2. INTEREST. This Credit Enhancement Note shall evidence the Consolidated Loans made under the Agreement. The Borrower agrees to pay interest on the outstanding Note Amount at the Applicable Interest Rate from the Consolidation Date (defined below) until the Consolidated Loans have been discharged or otherwise paid in full in accordance with the terms hereof. Interest shall be payable in one (1) month installments on each Payment Date and, unless otherwise expressly stated, in arrears (as provided in the Agreement). Interest on the Aggregate Loan Amount shall be paid as part of the Scheduled Monthly Loan Payment, and interest on the outstanding Aggregate Credit Enhancement Amount shall be paid, subject to rebate, as the Scheduled Monthly Credit Enhancement Obligation Payment. All computations of interest shall be made by the Lender on the basis of a year of 360 days and shall be allocated in twelve (12) equal monthly installments.

     Notwithstanding the foregoing paragraph, upon the occurrence and during the continuation of an Event of Default, the Borrower shall instead pay interest on the outstanding Note Amount at a rate (the "DEFAULT RATE") per annum equal to the Applicable Interest Rate ***, payable upon demand by the Lender. All obligations hereunder which are not paid by the Borrower when due and payable shall bear interest at the Default Rate.

     3. GUARANTEE. As more fully specified herein, the Borrower hereby irrevocably and unconditionally guarantees and promises to pay to the Lender (the "GUARANTEE") an amount up to the Aggregate Credit Enhancement Amount PLUS the aggregate Scheduled Monthly Credit Enhancement Obligation Payments for the payment of Program Loan Deficiencies.

     4.   REQUIRED PAYMENTS AND REBATES.

          (a) CONSOLIDATION PAYMENT. On the date hereof (the "CONSOLIDATION DATE"), the Borrower shall pay the Lender the Scheduled Monthly Credit Enhancement Obligation Payment for each Consolidated Loan.

          (b) SCHEDULED MONTHLY LOAN PAYMENTS. The Borrower agrees to pay the Lender an amount equal to the Scheduled Monthly Loan Payment for each Consolidated Loan


                    CONFIDENTIAL MATERIAL REDACTED AND FILED
                         SEPARATELY WITH THE COMMISSION
on each Payment Date until the earliest of (A) the acceleration or prepayment of such Consolidated Loan (SUBJECT TO THE FULFILLMENT OF PREPAYMENT AMOUNTS UNDER
SECTION 5), (B) the applicable Loan Amount Repayment Date (as defined in Section 4(e), below) or (C) the applicable Stated Maturity Date. The Scheduled Monthly Loan Payment for each Consolidated Loan equals (1) the monthly installment amount which will fully amortize the Loan Amount and the Credit Enhancement Amount of such Consolidated Loan (including the applicable interest on such amounts) over the period from the next calendar month following the Consolidation Date (the "INITIAL PAYMENT DATE") through the applicable Stated Maturity Date LESS (2) the Scheduled Monthly Credit Enhancement Obligation Payment for such Consolidated Loan.

          (c) SCHEDULED MONTHLY CREDIT ENHANCEMENT OBLIGATION PAYMENTS. The Borrower agrees to pay the Lender an amount equal to the Scheduled Monthly Credit Enhancement Obligation Payment for each Consolidated Loan (i) on the Consolidation Date (as part of the Consolidation Payment) and (ii) on each Payment Date, commencing on the Initial Payment Date, until the earliest of (A) the discharge, acceleration or prepayment of such Consolidated Loan (SUBJECT TO THE FULFILLMENT OF PREPAYMENT AMOUNTS UNDER SECTION 5), (B) payment in full of the applicable Credit Enhancement Amount or (C) the applicable Stated Maturity Date. Each Scheduled Monthly Credit Enhancement Obligation Payment shall be subject to the Monthly Enhancement Rebate provided for in Section 4(d), below.

          (d)  MONTHLY ENHANCEMENT REBATES.

               (i) If, on any Payment Date, there are no outstanding Program LoanDeficiencies, the Borrower shall be entitled to a rebate on each Consolidated Loan (a "MONTHLY ENHANCEMENT REBATE") in an amount equal to the Scheduled Monthly Credit Enhancement Obligation Payment for such Consolidated Loan PLUS the Borrower's pro rata portion of recoveries of Program Loan Deficiencies with respect to previously paid Scheduled Monthly Credit Enhancement Obligation Payments which have not been previously rebated. On the Initial Payment Date, if there are no outstanding Program Loan Deficiencies, the Borrower shall also be entitled to a rebate of the Scheduled Monthly Credit Enhancement Obligation Payments paid pursuant to Section 4(a).

               (ii) If, on any Payment Date, there are outstanding Program Loan Deficiencies, the amount of each Monthly Enhancement Rebate will be reduced, in whole or in part, by an amount which would equal the Borrower's PRO RATA portion of such Program Loan Deficiency or Deficiencies MULTIPLIED by the applicable Ratable Share, PROVIDED, HOWEVER, that in no event shall the Monthly Enhancement Rebate be reduced by more than the Scheduled Monthly Credit Enhancement Obligation Payment. For the purposes of this subsection (ii), the Borrower's PRO RATA portion of any Program Loan Deficiency shall be calculated by (A) dividing the Borrower's aggregate Scheduled Monthly Credit Enhancement Obligation Payments by the aggregate Scheduled Monthly Credit Enhancement Obligation Payments of all non-delinquent Program Loans and (B) multiplying such amount by the Program Loan Deficiency or Deficiencies.

               (iii) Any payment (excluding prepayments) made under this Credit Enhancement Note which is less than (A) the aggregate of (1) the Scheduled Monthly Loan Payment on each Consolidated Loan and (2) the Scheduled Monthly Credit Enhancement Obligation Payment on each Consolidated Loan, MINUS (B) the allocated Monthly Enhancement Rebate, if any, shall be applied ratably among the Consolidated Loans, in accordance with their respective Ratable Shares (see
Schedule I), creating a Loan Deficiency on each of the Borrower's Consolidated Loans. If the Borrower's Consolidated Loans are subject to any Loan Deficiency, the Borrower will not be entitled to any Monthly Enhancement Rebate on any Consolidated Loan.

               (iv) Each Monthly Enhancement Rebate, if any, will be credited against the payment of the Scheduled Monthly Credit Enhancement Obligation Payment for the applicable Consolidated Loan due on the immediately succeeding Payment Date.

          (e)  DISCHARGE; REPAYMENT OF THE CREDIT ENHANCEMENT AMOUNT.

               (i) At any time after the Loan Amount of any Consolidated Loan has been paid in full by the Borrower pursuant to Section 4(b), above (the "LOAN AMOUNT REPAYMENT DATE"), the Borrower may elect to have such Consolidated Loan discharged by making a payment in an amount (the "DISCHARGE AMOUNT") equal to the lesser of (A) the outstanding Credit Enhancement Amount of such Consolidated Loan and (B) the Program Credit Enhancement Amount, if any, as of such date.

               (ii) In the event that the Borrower does not elect to discharge any Consolidated Loan in accordance with paragraph (i), above, on the applicable Loan Amount Repayment Date, the Borrower shall instead repay the outstanding Credit Enhancement Amount of such Consolidated Loan in monthly installments (each such installment to be in an amount equal to the Scheduled Monthly Loan Payment for such Consolidated Loan) on each Payment Date, commencing on the first Payment Date following the Loan Amount Repayment Date, until the earliest of (A) payment in full of the outstanding Credit Enhancement Amount, (B) the discharge or acceleration of such Consolidated Loan (IN ACCORDANCE WITH SECTION 4 AND 5) or (C) the applicable Stated Maturity Date.

               (iii) Upon payment of the Loan Amount and either (A) the Discharge Amount of any Consolidated Loan or (B) the amount described in Section 4(e)(ii), such Consolidated Loan and the Borrower's obligations hereunder relating to such Consolidated Loan shall be terminated.

          (f) STATED MATURITY DATE. Unless earlier repaid, prepaid or accelerated hereunder, the outstanding Loan Amount of each Consolidated Loan and all accrued and unpaid interest thereon, the outstanding Credit Enhancement Amount of such Consolidated Loan and all accrued and unpaid Scheduled Monthly Credit Enhancement Obligation Payments shall be due and payable in full on the applicable Stated Maturity Date.

     5.   PREPAYMENTS.

          (a) PROCEDURES. Each Consolidated Loan is subject to prepayment in whole, but not in part. In the event of prepayment, Borrower shall pay the Prepayment Amount as such term is defined below. The Prepayment Amount is due and payable regardless of whether the prepayment by Borrower is made voluntarily or involuntarily, including any prepayment required by the holder's exercise of its rights of acceleration upon the occurrence of an Event of Acceleration. In the event that the Borrower ELECTS to prepay any Consolidated Loan, the Borrower shall deliver written notice (the "PREPAYMENT NOTICE") of such prepayment election to the Lender not less than thirty (30) days nor more than sixty (60) days from the proposed prepayment date (such date or the date of Lender's exercise of its rights of acceleration upon the occurrence of an Event of Acceleration, the "PREPAYMENT DATE"). Within twenty (20) days of the Lender's receipt of such Prepayment Notice, the Lender shall deliver a written notice to the Borrower setting forth the estimated total amount of the Prepayment Amount (as defined below) payable on the proposed Prepayment Date, which amount shall be subject to adjustment for Delinquent Program Loans and changes in the Reinvestment Rate.

          (b) PREPAYMENT AMOUNT. On the Prepayment Date, the Borrower shall pay the Lender an amount, with respect to the Consolidated Loan to be prepaid (the "PREPAYMENT AMOUNT"), equal to the sum of (i) the outstanding Loan Amount of such Consolidated Loan on the Prepayment Date, (ii) all interest accrued and unpaid on the Loan Amount of such Consolidated Loan from the immediately preceding Payment Date through the Prepayment Date, if any, PLUS an additional month of interest on such Loan Amount, (iii) all accrued and unpaid Scheduled Monthly Credit Enhancement Obligation Payments due to the Prepayment Date, (iv) if any Program Loan Deficiencies exist on the Prepayment Date, the lesser of (A) the outstanding Credit Enhancement Amount and (B) the Program Credit Enhancement Amount (the "Credit Enhancement Prepayment"), and (v) the Make Whole Premium.

          (c) DEFINITIONS. For purposes of this Section 5, the following terms have the following meanings:

          "DISCOUNTED VALUE" means, with respect to each Consolidated Loan, the amount calculated by discounting all Remaining Scheduled Monthly Loan Payments from their respective scheduled due dates to the Prepayment Date, in accordance with acceptable financial practice and at a discount factor (applied on a monthly basis) equal to the Reinvestment Rate.

          "MAKE WHOLE PREMIUM" means, with respect to each Consolidated Loan, a premium equal to the excess, if any, of the Discounted Value over the outstanding Loan Amount of such Consolidated Loan. The Make Whole Premium shall in no event be less than zero.

          "PROGRAM CREDIT ENHANCEMENT AMOUNT" means, with respect to each Consolidated Loan, an amount equal to the product of (i) the ratio of (A) the outstanding loan amount plus the outstanding credit enhancement amount on the Prepayment Date of such prepaying Program Loan to (B) the outstanding loan amounts plus the outstanding credit enhancement amounts of all Program Loans that are not Delinquent Program Loans, multiplied by (ii) the sum (without duplication) of (A) the Program Prepayment Amounts for all Delinquent

Program Loans on the Prepayment Date plus (B) any other outstanding Program Loan Deficiencies on the Prepayment Date.

          "PROGRAM PREPAYMENT AMOUNT" means, with respect to any Delinquent Program Loan, an amount equal to the sum of (i) the outstanding loan amount of such Delinquent Program Loan on the Prepayment Date, (ii) all accrued and unpaid interest on such Delinquent Program Loan to the Prepayment Date, (iii) all accrued and unpaid Scheduled Monthly Credit Enhancement Obligation Payments on such Delinquent Program Loan to the Prepayment Date, and (iv) the Make Whole Premium with respect to such Delinquent Program Loan.

          "REMAINING AVERAGE LIFE" means, with respect to each Consolidated Loan, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) the outstanding Loan Amount of such Consolidated Loan on the Prepayment Date into (ii) the sum of the products obtained by multiplying (A) the principal portion of each Remaining Scheduled Monthly Loan Payment by (B) the number of years (calculated to the nearest one-twelfth year) which will elapse between the Prepayment Date and the Loan Amount Repayment Date.

          "REMAINING SCHEDULED MONTHLY LOAN PAYMENTS" means, with respect to each Consolidated Loan, an amount equal to the sum of all Scheduled Monthly Loan Payments that would be due during the period from the Prepayment Date to and including the Loan Amount Repayment Date.

     6.   PAYMENT PROCEDURES.

          (a) METHOD AND TIMING. The Borrower shall make each payment due hereunder in one aggregate amount per calendar month, not later than 3:00 p.m. (New York City time) on the day when due, in lawful money of the United States of America (in freely transferable U.S. dollars and in immediately available funds), at such place or places identified by Lender by Electronic Transfer of Funds. BY WRITTEN NOTICE TO THE BORROWER, THE LENDER MAY REQUEST BORROWER TO MAKE SUCH PAYMENTS AT OTHER PLACES AND BY OTHER METHODS AND BORROWER SHALL THEREAFTER MAKE SUCH PAYMENTS IN ACCORDANCE WITH SUCH WRITTEN NOTICE FROM LENDER.

          (b) COMPUTATION OF TIME PERIODS. In this Credit Enhancement Note, in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including", the words "to" and "until" each mean "to but excluding" and the word "through" means "to and including".

          (c) CALCULATIONS. All calculations of the Monthly Enhancement Rebate, the Make Whole Premium and other amounts due on prepayment or acceleration and the amounts actually received by the Lender with respect to Delinquent Loans will be made by the Lender. The Borrower agrees that all such calculations will be conclusive and binding, absent manifest error.

          (d) APPLICATION. The Lender shall apply timely payments made under this Credit Enhancement Note in the following order with respect to each Consolidated Loan: (i) to accrued and unpaid interest on the Loan Amount, (ii) to any late payment charges due pursuant to Section 6(f), below, (iii) to accrued and unpaid Scheduled Monthly Credit Enhancement Obligation Payments, (iv) to the Make Whole Premium, if any, (v) to the Loan Amount, UNTIL THE OUTSTANDING LOAN AMOUNT IS ZERO, and
(vi) the balance, if any, to the Credit Enhancement Amount to the extent then due and unpaid. Notwithstanding the foregoing, any payment (excluding prepayments) made under this Credit Enhancement Note which is less than (A) the aggregate of (1) the Scheduled Monthly Loan Payment on each Consolidated Loan and (2) the Scheduled Monthly Credit Enhancement Obligation Payment on each Consolidated Loan MINUS (B) the allocated Monthly Enhancement Rebate, if any, shall be applied ratably among the Loans, in accordance with their respective Ratable Shares.

          (e) LATE PAYMENT CHARGE: If, on any Payment Date, the Lender has not received the full Scheduled Monthly Loan Payment due on such Payment Date in accordance with Section 6(a), above, the Borrower shall pay to the Lender, promptly on demand, as liquidated damages, a late payment charge of *** per Consolidated Loan.

     7.   CONCERNING THE GUARANTEE.

          (a) Nature of the Guarantee. The Guarantee is absolute, unconditional, irrevocable and continuing in nature. The Guarantee is a guarantee of prompt and punctual payment and performance and is not merely a guarantee of collection. The obligations of the Borrower under this Credit Enhancement Note with respect to the Guarantee are direct and primary obligations of the Borrower and are independent of the obligations (the "PROGRAM OBLIGATIONS") of any Program Borrower or any other Person with respect to any Program Note or any document or instrument relating thereto (each a "PROGRAM LOAN DOCUMENT" and, collectively, the "PROGRAM LOAN DOCUMENTS"), and a separate action or actions may be brought and prosecuted against the Borrower to enforce the Guarantee, irrespective of whether any action is brought against any Program Borrower or any other Person or whether any Program Borrower or any other Person is joined in any such action or actions. The liabilities and obligations of the Borrower under this Credit Enhancement Note shall be absolute and unconditional notwithstanding any event or occurrence, including without limitation:

               (i) any lack of validity or enforceability of any Program Loan Document;

               (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Program Obligations under any Program Document, or any other amendment or waiver of or any consent to departure therefrom including, without limitation, any increase in any Program Loan;

               (iii) any taking, exchange, release or non-perfection of any collateral, or any taking, release or amendment or waiver of or consent to departure from any other guarantee, for all or any of the Program Obligations;

                    CONFIDENTIAL MATERIAL REDACTED AND FILED
                         SEPARATELY WITH THE COMMISSION

               (iv) any manner of application of any collateral, or proceeds thereof, to all or any of the Program Obligations, or any manner of sale or other disposition of any collateral or any other assets of the Program Borrowers;

               (v) any change, restructuring or termination of the structure or existence of any Program Borrower;

               (vi) the existence of any claim, set-off, defense or other right which the Borrower may have at any time against the Lender, whether in connection with the transactions contemplated by this Credit Enhancement Note and the other Operative Documents or otherwise;

               (vii) any impossibility or impracticality of performance, illegality, FORCE MAJEURE, any act of government, or any other circumstance which might otherwise constitute a defense available to, or a discharge of, any Program Borrower or a guarantor, or any other circumstance or event or happening whatsoever, whether foreseen or unforeseen and whether similar or dissimilar to anything referred to above in this Section 7; or

               (viii) any variation in the percentage amount of Aggregate Credit Enhancement among Program Borrowers.

          The Guarantee shall continue to be effective or be reinstated (at any time, including, without limitation, after discharge or termination of any Consolidated Loan or this Credit Enhancement Note), as the case may be, if at any time any payment (or part thereof) of any of the Program Obligations is rescinded or must otherwise be returned by the Lender upon the insolvency, bankruptcy or reorganization of any Program Borrower, all as though such payment had not been made.

          (b) RELATIONSHIP TO OTHER AGREEMENTS. Nothing herein shall in any way modify or limit the effect of terms or conditions set forth in any other document, instrument or agreement executed by the Borrower or in connection with the Program Obligations, but each and every term and condition hereof shall be in addition thereto.

          (c) CONSENTS AND WAIVERS. The Borrower acknowledges that the obligations undertaken herein involve the guarantee of obligations of Persons other than the Borrower and, in full recognition of that fact, consents and agrees that the Lender may, at any time and from time to time, without notice or demand, and without affecting the enforceability or continuing effectiveness hereof: (i) supplement, modify, amend, extend, renew, accelerate or otherwise change the time for payment or the terms of the Program Obligations or any part thereof; (ii) supplement, modify, amend or waive, or enter into or give any agreement, approval or consent with respect to, the Program Obligations or any part thereof, or any of the Program Documents or any additional security or guaranties, or any condition, covenant, default, remedy, right, representation or term thereof or thereunder; (iii) accept new or additional instruments, documents or agreements in exchange for or relative to any of the Program Documents or the Program Obligations or any part thereof; (iv) accept partial payments on the Program Obligations; (v) receive and hold additional security or guaranties for the Program Obligations or any part thereof;

(vi) release, reconvey, terminate, waive, abandon, fail to perfect, subordinate, exchange, substitute, transfer and/or enforce any security or guaranties, and apply any security and direct the order or manner of sale thereof as the Lender in its sole and absolute discretion may determine; (vii) release any Person from any personal liability with respect to the Program Obligations or any part thereof; (viii) settle, release on terms satisfactory to the Lender or by operation of applicable laws or otherwise liquidate or enforce any Program Obligation and any security or guarantee therefor in any manner, consent to the transfer of any security and bid and purchase at any sale; and/or (ix) consent to the merger, change or any other restructuring or termination of the partnership or corporate existence, as the case may be, of the Borrower, any Program Borrower or any other Person, and correspondingly restructure the Program Obligations, and any such merger, change, restructuring or termination shall not affect the liability of the Borrower or the continuing effectiveness hereof, or the enforceability hereof with respect to all or any part of the Program Obligations. In addition to the foregoing, the Borrower consents and agrees that Lender may add or delete Program Borrowers and Program Loans. Borrower waives any defense to enforcement of this guarantee based upon variation of risk in the addition or deletion of Program Borrowers or in adding or deleting Program Loans before or after the date hereof.

          The Borrower hereby waives promptness, diligence, notice of acceptance, presentment, demand, notice of dishonor, protest and any other notice with respect to any of the Program Obligations and the Guarantee and any requirement that the Lender or any Program Borrower protect, secure, perfect or insure any lien or any property subject thereto or exhaust any right or take any action against any Program Borrower or any other Person or any collateral. Borrower hereby waives any rights it may now or hereinafter have to an appraisal of any security or collateral for the Program Obligations, including, without limitation, any such rights provided by statute. BORROWER ALSO WAIVES ALL DEFENSES THAT IT MAY BE ENTITLED TO UNDER SURETYSHIP LAW REGARDING THE GUARANTEE.

          (d)  SUBROGATION.

               (i) Except as set forth in subsection (ii), below, the Borrower will not exercise any rights which it may acquire by way of subrogation under the Guarantee, by any payment made hereunder or otherwise.

               (ii) If the Borrower should make a payment under the Guarantee, the Borrower's sole claim and recourse for repayment of amounts so paid shall be to amounts actually received by the Lender in respect of Program Loan Deficiencies and held by the Lender for credit against either the next Scheduled Monthly Credit Enhancement Obligation Payment or the next Scheduled Monthly Loan Payment due from the Borrower on each Consolidated Loan; PROVIDED, HOWEVER, that if the Borrower prepays a Consolidated Loan and pays a Credit Enhancement Prepayment, such Borrower is not entitled to any future recoveries with respect to such Consolidated Loan. The Lender does not represent or warrant that (A) any such amounts will be recovered on Delinquent Program Loans, (B) amounts recovered on Delinquent Program Loans or other monies will be actually received and held by the Lender for such credit, or (C) to the extent, if any, that such monies are so received and held by the Lender, such monies will be sufficient to reimburse or indemnify the Borrower for all amounts paid under the Guarantee.

          (e) LIABILITY. The liability of the Borrower hereunder is joint and several and is independent of any other guaranties at any time in effect with respect to all or any part of the Program Obligations, and the Borrower's liability hereunder may be enforced regardless of the existence of any such guaranties. Any termination by or release of any guarantor in whole or in part shall not affect the continuing liability of the Borrower hereunder, and no notice of any such termination or release shall be required.

          (f) Borrower is entering into the Guarantee as a material inducement to Lender to enter into the Program and to make the Lease Financing Loans and Borrower acknowledges that Lender would not enter into the Program or make such Lease Financing Loans absent the Guarantee.

     8. SECURITY ARRANGEMENTS. This Credit Enhancement Note is entitled to the benefits of and is secured by the pledge, liens, security title, rights and security interests granted under the Agreement, the Pledge and Security Agreement and the other Operative Documents, as the same may be amended, supplemented or renewed, from time to time.

     9. REMEDIES. If an Event of Acceleration occurs, the Lender may take (but is not obligated to take) any or all of the following actions: (a) declare the entire Note Amount, all interest, the Make Whole Premium on each Consolidated Loan and any other amounts payable hereunder to be, whereupon the same shall become, forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower, (b) proceed to enforce or cause to be enforced any remedies provided under any of the Operative Documents or (c) exercise any other remedies available at law or in equity. The Borrower agrees that upon the occurrence of an Event of Acceleration, the Borrower shall pay all costs and expenses actually incurred by Lender (including, without limitation, reasonable attorneys' fees and disbursements) incident to the enforcement, collection, protection or preservation of any right or claim of the Lender under the Operative Documents, including any such fees or costs incurred in connection with any bankruptcy or insolvency proceeding of Borrower.

     10. UNDERSTANDINGS WITH RESPECT TO WAIVERS, AGREEMENTS AND CONSENTS: THE BORROWER HEREBY MAKES AND ACKNOWLEDGES THAT IT MAKES ALL OF THE WAIVERS, AGREEMENTS AND CONSENTS ("WAIVERS") SET FORTH IN THIS CREDIT ENHANCEMENT NOTE BOTH AS BORROWER HEREUNDER AND AS GUARANTOR WITH RESPECT TO THE GUARANTEE, AND THAT EACH AND ALL SUCH WAIVERS ARE BEING MADE KNOWINGLY, INTENTIONALLY, VOLUNTARILY, WITHOUT DURESS, AND ONLY AFTER EXTENSIVE CONSIDERATION OF THE RAMIFICATIONS OF SUCH WAIVERS WITH ITS ATTORNEY. THE BORROWER FURTHER ACKNOWLEDGES THAT THE GUARANTEE AND SUCH WAIVERS ARE A MATERIAL INDUCEMENT TO THE LENDER TO ENTER INTO THE PROGRAM AND MAKE THE LEASE FINANCING

LOANS AND TO CONSOLIDATE THE LEASE FINANCING NOTES INTO THE CREDIT ENHANCEMENT NOTES; THAT THE TERMS OF THE CONSOLIDATED LOANS ARE FAVORABLE TO BORROWER AND THAT THE LENDER WOULD NOT HAVE ENTERED INTO THE PROGRAM OR HAVE ENTERED INTO THE CONSOLIDATED LOANS ON SUCH TERMS WITHOUT SUCH GUARANTEE AND WAIVERS; AND THE BORROWER HEREBY MAKES AND ACKNOWLEDGES THAT IT MAKES SUCH WAIVERS WITH RESPECT TO EACH OTHER PROGRAM LOAN. THE BORROWER ACKNOWLEDGES AND AGREES THAT NEITHER THE LENDER, NOR ANY OF ITS AFFILIATES, AGENTS OR REPRESENTATIVES HAS MADE AND NO SUCH PERSON IS MAKING OR SHALL BE DEEMED TO HAVE MADE ANY REPRESENTATIONS OR WARRANTIES WITH RESPECT TO THE GUARANTEE, INCLUDING ANY REPRESENTATION OR WARRANTY CONCERNING ANY PROGRAM BORROWER'S PERFORMANCE, THE FINANCIAL CONDITION OF ANY PROGRAM BORROWER, OR THE ABILITY OF ANY PROGRAM BORROWER TO PERFORM ITS PROGRAM OBLIGATIONS. THE BORROWER ACKNOWLEDGES THAT IT HAS SUFFICIENT KNOWLEDGE AND EXPERIENCE TO BE CAPABLE OF EVALUATING THE RISKS OF ITS CONSOLIDATED LOANS AND GUARANTEE. IF ANY OF THE WAIVERS HEREIN ARE DETERMINED TO BE UNENFORCEABLE UNDER APPLICABLE LAW, SUCH WAIVERS SHALL BE EFFECTIVE TO THE MAXIMUM EXTENT PERMITTED BY SUCH LAW.

     11. WAIVER OF TRIAL BY JURY. THE BORROWER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, AND THE LENDER BY ITS ACCEPTANCE OF THIS CREDIT ENHANCEMENT NOTE IRREVOCABLY AND UNCONDITIONALLY WAIVES, ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT OR COUNTERCLAIM ARISING IN CONNECTION WITH, OUT OF OR OTHERWISE RELATING TO THIS CREDIT ENHANCEMENT NOTE.

     12. LIMITATION ON INTEREST. NOTWITHSTANDING ANY OTHER PROVISION HEREOF, IN NO EVENT SHALL THE AMOUNT OR RATE OF INTEREST OR OTHER AMOUNTS PAYABLE, CONTRACTED FOR, CHARGED OR RECEIVED UNDER OR IN CONNECTION WITH THIS CREDIT ENHANCEMENT NOTE, FROM TIME TO TIME OR FOR WHATEVER REASON, EXCEED THE MAXIMUM RATE OR AMOUNT, IF ANY, SPECIFIED BY APPLICABLE LAW. IF ANY SUCH PAYMENT IS FOUND TO BE USURIOUS, SUCH PORTION OF THE PAYMENT THAT IS CONSIDERED USURIOUS SHALL BE TREATED AS A PRINCIPAL PAYMENT.

     13.  MISCELLANEOUS.

          (a) AMENDMENT. Neither this Credit Enhancement Note nor any provision hereof may be amended, altered, modified, changed, waived, discharged or terminated, except by an instrument in writing signed by the Lender and its assigns.

          (b) ASSIGNMENT. This Credit Enhancement Note is freely assignable in whole or in part, from time to time, by the Lender and the Lender may grant participation interests herein. Without limiting the foregoing, the Borrower understands and agrees that the Lender intends to and may sell, pledge, grant a security interest in, collaterally assign, transfer, deliver or otherwise dispose of this Credit Enhancement Note and Borrower's other Operative Documents (or any interest therein, or its rights and powers thereunder), from time to time, in connection with a Securitization. The Borrower may only assign this Credit Enhancement Note and the rights and obligations under this Credit Enhancement Note (including the rights to rebates or credits as provided in Section 4(d)) in full but not in part, (i) with the prior written consent of the Lender, (ii) to entities qualified to be Program Borrowers and (iii) upon payment to Lender of (A) a fee in an amount equal to *** of the outstanding Aggregate Loan Amount on the date of any such assignment and (B) all expenses incurred by the Lender in connection therewith (including attorneys fees and costs). For purposes of this Credit Enhancement Note, a change in control of the Borrower (whether by stock sale, issuance or otherwise) shall constitute an assignment of this Credit Enhancement Note. This Credit Enhancement Note shall be binding upon Borrower, its heirs, devises, administrators, executives, personal representatives, successors, receivers, trustees, and permitted assignees, including all successors in interest of the Borrower, and shall inure to the benefit of the Lender, and the successors and assignees of the Lender.

          (c) TIME OF THE ESSENCE. For all payments to be made and obligations to be performed under this Credit Enhancement Note, time is of the essence.

          (d) SEVERABILITY. Whenever possible this Credit Enhancement Note and each provision hereof shall be interpreted in such manner as to be effective, valid and enforceable under applicable law. If and to the extent that any such provision shall be held invalid and unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provisions hereof, and any determination that the application of any provision hereof to any person or under any circumstance is illegal and unenforceable shall not affect the legality, validity and enforceability of such provision as it may be applied to any other person or in any other circumstance.

          (e) NO WAIVER; REMEDIES CUMULATIVE. No failure to exercise and no delay in exercising on the part of the Lender of any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof, or the exercise of any other right, power or privilege. All rights and remedies provided in this Credit Enhancement Note or any other Loan Document or any law shall be available to Lender and shall be cumulative.

          (f) HEADINGS DESCRIPTIVE. The headings of the various sections, subsections and paragraphs of this Credit Enhancement Note are for convenience of reference only, do not constitute a part hereof and shall not affect the meaning or construction of any provision hereof.

          (g) GOVERNING LAW. THIS CREDIT ENHANCEMENT NOTE AND ALL OPERATIVE DOCUMENTS ARE ENTERED INTO IN THE STATE OF IDAHO, AND THE VALIDITY, ENFORCEABILITY, CONSTRUCTION AND INTERPRETATION OF THIS CREDIT ENHANCEMENT NOTE SHALL BE CONSTRUED, APPLIED, ENFORCED

                    CONFIDENTIAL MATERIAL REDACTED AND FILED
                         SEPARATELY WITH THE COMMISSION

AND GOVERNED UNDER AND BY THE LAWS OF THE STATE OF IDAHO WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW.

     14. LOAN POOL FLEXIBILITY. Lender shall have the right, at its sole and absolute discretion upon written notice to Borrower, to transfer (a "Transfer"), within eighteen (18) months from the effective date of this Credit Enhancement Note, all or any of the Consolidated Loans and all Liens related to such Consolidated Loans, from the Program to any other loan program formed by Lender. Upon the occurrence of a Transfer, the applicable Operative Documents shall be automatically amended and reclassified to reflect the Transfer. The Borrower shall execute all amendments or other documents Lender deems necessary to effectuate a Transfer.

         THIS DOCUMENT IS EXECUTED UNDER SEAL AND INTENDED TO TAKE EFFECT AS A SEALED INSTRUMENT.

ATTESTED:                              eROOM SYSTEM SPE, INC.

By:                                    By:
   -------------------------------        -------------------------------
Name:                                  Name:
     -----------------------------          -----------------------------
Title:                                 Title:
      ----------------------------           ----------------------------

(SEAL)                                 Address:
                                               --------------------------

 CORPORATE ACKNOWLEDGEMENT

STATE OF                   )
         -----------------

                           ) ss.

COUNTY OF                  )
         -----------------

     On the ____ day of __________________, 200__, before me a Notary Public personally appeared ____________________, to me known to be the person named in and who executed the foregoing instrument, who, being duly sworn, did depose and say that he/she resides at _______________________________________________; that he/she is the ________________ of __________________________, the corporation described in and which executed the foregoing instrument; and that he/she signed his/her name thereto by authority of the board of directors of said corporation.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal of office this _____ day of ___________________, 200__.



                                  -----------------------------------------
                                  Notary Public




My commission expires:


------------------------

                                   SCHEDULE I

                         SCHEDULE OF CONSOLIDATED LOANS


                                                          Credit          Scheduled
                                          Loan          Enhancement     Monthly Loan
   Loan Number       Date of Loan        Amount           Amount           Payment       Maturity Date    Ratable Share
   -----------       ------------        ------           ------           -------       -------------    -------------

                                   SCHEDULE II

                               CERTAIN DEFINITIONS

     "[            ] PROGRAM" means the series of loans made by the Lender to the Program Borrowers in an aggregate amount not to exceed *** and to be funded by the Lender no later than __________ __, 200_.

     "APPLICABLE INTEREST RATE" means a rate equal at any time to the weighted average of the Interest Rates on the Consolidated Loans less *** per annum; PROVIDED, HOWEVER, that if a Non-Production Event occurs, the Applicable Interest Rate will automatically and retroactively be increased to the sum of the 7-Year Treasury (determined as of ____________) plus ***.

     "CONSOLIDATION PAYMENT" means $____________, but will change if the Funding Date is any day other than the date hereof.

     "CREDIT ENHANCEMENT AMOUNT" means, as applicable, each of the credit enhancement amounts set forth on Schedule I attached to the Credit Enhancement Note. Among Program Borrowers the percentage of Credit Enhancement Amount to Aggregate Loan Amount may vary and the percentage amount for each Program Borrower is set by Lender in its sole and absolute discretion.

     "INDEBTEDNESS" means the principal of, interest on, and any other amounts due at any time under, this Credit Enhancement Note, the Operative Documents or any other document delivered in connection with the Consolidated Loans, including the Prepayment Amount; provided, that such amounts are related to the Consolidated Loans.

     "LOAN AMOUNT" means, as applicable, each of the loan amounts set forth on
Schedule I attached to the Credit Enhancement Note.

     "LOAN DEFICIENCY" means a delinquency or default with respect to any Loan or related Indebtedness.

     "NOTE AMOUNT" means the Aggregate Credit Enhancement Amount PLUS the Aggregate Loan Amount.

     "RATABLE SHARE" means, with respect to each Consolidated Loan, the fraction, expressed as a percentage, corresponding to such Consolidated Loan on
Schedule I attached to the Credit Enhancement Note. For a given Consolidated Loan, its Ratable Share will equal the original Loan Amount (of said given loan) divided by the original Aggregate Loan Amount of the Borrower.

     "SCHEDULED MONTHLY LOAN PAYMENT" means, with respect to each Consolidated Loan, the Scheduled Monthly Loan Payment corresponding to such Consolidated Loan on Schedule I attached to the Credit Enhancement Note.

                    CONFIDENTIAL MATERIAL REDACTED AND FILED
                         SEPARATELY WITH THE COMMISSION

     "STATED MATURITY DATE" means, with respect to each Consolidated Loan, the Maturity Date corresponding to such Consolidated Loan listed on Schedule I attached to the Credit Enhancement Note.

                                                                       Warehouse

                                     ALLONGE

     Allonge endorsement attached to the Note, in the stated principal amount of $____________, executed by ________________ payable to the order of AMRESCO LEASING CORPORATION, a Nevada corporation.

     Pay to the order of NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as custodian or trustee under the applicable custodian agreement or indenture, and its successors and/or assigns, without recourse or warranty.

                          AMRESCO LEASING CORPORATION,
                          a Nevada corporation

                          By:
                                 --------------------------
                          Name:
                          Title:

                                                                  Securitization

                                     ALLONGE

     Allonge endorsement attached to the Credit Enhancement Note, in the stated principal amount of $____________, executed by ________________ payable to the order of AMRESCO LEASING CORPORATION, a Nevada corporation.

     Pay to the order of AMRESCO COMMERCIAL FINANCE, INC., a Nevada corporation without recourse or warranty.

                          AMRESCO LEASING CORPORATION,
                          a Nevada corporation

                          By:
                                 --------------------------
                          Name:
                          Title:

     Pay to the order of ACFI FUNDING CORP., a Delaware corporation without recourse or warranty.

                          AMRESCO COMMERCIAL FINANCE, INC.,
                          a Nevada corporation

                          By:
                                 --------------------------
                          Name:
                          Title:

     Pay to the order of FIRST UNION TRUST COMPANY, NATIONAL ASSOCIATION, a national banking association, as custodian or trustee under the applicable custodial or trust agreement, without recourse or warranty.

                          ACFI FUNDING CORP.,
                          a Delaware corporation

                          By:
                                 --------------------------
                          Name:
                          Title:

                                                                       EXHIBIT D

                                BORROWING NOTICE

THE AGREEMENT PURSUANT TO WHICH THIS NOTICE IS DELIVERED REQUIRES YOU TO MAKE THE REQUESTED LEASE FINANCING LOAN, IF ALL CONDITIONS CONTAINED IN THE AGREEMENT ARE SATISFIED AND OCCURRING ON A DATE SELECTED BY US, WHICH DATE SHALL BE NOT MORE THAN SEVEN (7) BUSINESS DAYS AFTER YOUR RECEIPT OF THE BORROWING NOTICE (OR ON SUCH OTHER DATE TO WHICH WE MAY AGREE).


--------------------, ------

VIA:
    ------------------------

AMRESCO Leasing Corporation
412 E. ParkCenter Blvd.
Suite 300
Boise, Idaho  83767

Re: BORROWING NOTICE issued pursuant to Master Business Lease Financing Agreement, dated May 11, 2000, by and among the undersigned (the "BORROWER"), you, as lender (the "LENDER"), RoomSystems, Inc. and eRoom System Technologies, Inc. (as amended from time to time, the "AGREEMENT")

Ladies and Gentlemen:

This constitutes an irrevocable Borrowing Notice pursuant to the terms of the above-referenced Agreement.

     SECTION 1. REQUEST. The Borrower hereby requests that the Lender issue a Lease Financing Loan in accordance with the terms of the Agreement. Following is the information required by the Agreement with respect to this Borrowing Notice:

     (a) AMOUNT. The Loan Amount of the Lease Financing Loan shall be $_______________ (minimum Loan Amount ***), which amount is equal to the Refreshment Center Loan Amount for the Business Lease described below.

     (b)  DESIGNATION AND TERM. The Lease Financing Loan is a: [Check one]

          _____ Lease Financing Loan that has completed the Seasoning Period (82 month term)

          _____ Advance Funded Lease Financing Loan (84 month term)

                    CONFIDENTIAL MATERIAL REDACTED AND FILED
                         SEPARATELY WITH THE COMMISSION

     (c) TYPE OF BUSINESS LEASE. The type of Business Lease (and the calculation amounts) for the related Refreshment Centers is: [check one]

          _____ Threshold Plan

          _____ Percentage Plan

          _____ Platinum Plan

                If the Platinum Plan, check one of the following:

                _____ 100% Guarantee

                _____ 10% Participation

                _____ 25% Participation

     (d) BUSINESS LEASE. The Business Lease relating to the Lease Financing Loan is [Provide a general description of the Business Lease, including the parties thereto, the date thereof, specific Equipment related thereto and the location and type of property covered by such Business Lease in reasonable detail].

     (e) MATURITY DATE. The Maturity Date of the Lease Financing Loan is as follows:

          -----------------, ------.

     (f) AMORTIZATION PERIOD. The principal of this Lease Financing Loan shall be amortized over a period of: [Check one]:

          ____ 82 months (Seasoned Lease Financing Loan)

          ____ 84 months (Advance Funded Lease Finance Loan)

     (g) ACCOMPANYING DOCUMENTS. All documents, instruments and certificates required to be delivered pursuant to the conditions precedent contained in Sections 5.1, 5.2 and 5.3 of the Agreement, including all appropriate UCC financing statements will be delivered, and the Borrower will have complied with all terms, covenants and conditions of the Agreement, on or before the closing date.

     (h) WIRING INFORMATION. Please wire the proceeds of the Lease Financing Loan on or before the closing date into our account in accordance with the following wiring information:

          -------------------------------------------------

          -------------------------------------------------

     SECTION 2. OUTSTANDING LOAN AMOUNTS. The information contained in the following table is true, correct and complete, to the undersigned's knowledge. The undersigned acknowledges and agrees that the final determination of the information shall be made by the Lender, in accordance with the terms of the Agreement.

--------------------------------------------------------------------------------
Current outstanding amount of
all seasoned Lease Financing
Loans
--------------------------------------------------------------------------------
Current outstanding amount of
all Advance Funded Lease
Financing Loans
--------------------------------------------------------------------------------
Total current outstanding
amount of all Lease Financing
Loans
--------------------------------------------------------------------------------
Outstanding amount of all
seasoned Lease Financing Loans
after this proposed loan
--------------------------------------------------------------------------------
Outstanding amount of all
Advance Lease Financing Loans
after this proposed loan
--------------------------------------------------------------------------------
Outstanding total amount of
all Lease Financing Loans
after this proposed loan
--------------------------------------------------------------------------------

     SECTION 3. CERTIFICATION. The Borrower hereby certifies that each of the following requirements has been satisfied. [Indicate if waived by Lender]

     1. The Business Leases related to all Lease Financing Loans funded under the Program must have average revenues to the Borrower (after giving effect to the revenue sharing allocations under the related Business Leases) per installed Refreshment Center of at least *** per day for each *** advanced by the Lender as Lease Financing Loans under the Program.

     2. There is no existing default on any indebtedness or equity obligations of any of the eRoom Parties.

     3. The eRoom Parties have and have maintained a Net Worth of at least *** (determined on quarterly basis).

     4. No more than *** of the Business Leases related to any Lease Financing Loan (determined by reference to the total units of Refreshment Centers subject to such Business Leases) are or have been more than *** days delinquent in the payment of rents or other obligations thereunder.

     5. eRoom maintains working capital of at least *** (determined quarterly).

                    CONFIDENTIAL MATERIAL REDACTED AND FILED
                         SEPARATELY WITH THE COMMISSION

     6.   The Lessee is not an Underperforming Property. *

     7. None of the first *** rental payments under the related Business Lease have been more than *** late. *

     8. During the Term of this Agreement, the eRoom Parties must maintain a liabilities to net worth ratio of no more than 3.0:1 (determined on a quarterly basis.

     SECTION 4. TRANSACTION SUBMISSION PACKAGE. Attached hereto is a Transaction Submission Package for the proposed Lease Financing Loan, consisting of the following items:

          a.   Deal summary;

          b.   Copies of all required UCC- 1 financing statements;*

          c.   Verification of business' *** (including dates received);*

          d.   ***

          e.   ***

          f.   Business Lease and all supporting documentation;*

          g.   Estoppel certificate signed by business/lessee;*

          h.   ACH authorization forms (unless declined by business);*

          i.   Bill of Sale for Equipment from eRoom to the Borrower; and*

          j. Licenses for Equipment Intellectual Property to the Borrower and RSi;*

          k.   ***

          l.   ***

          m.   ***

          n.   The Average Gross Revenue during the Seasoning Period; and

          o. Evidence that the business has been in operation for at least one year.

          *Not Required as part of initial Borrowing Notice.

                    CONFIDENTIAL MATERIAL REDACTED AND FILED
                         SEPARATELY WITH THE COMMISSION

     SECTION 5. CAPITALIZED TERMS. All capitalized terms used but not defined in this Borrowing Certificate shall have the meanings ascribed to such terms in the Agreement.

                                   Sincerely,

                                   eRoom System SPE, Inc.

                                   By:
                                         ---------------------------------
                                   Name:
                                         ---------------------------------
                                   Title:
                                         ---------------------------------

[SEAL]

                                                                       EXHIBIT E


                            TRANSACTION APPROVAL FORM

     Pursuant to Section 2.2 or 2.3 of that certain Master Business Lease Financing Agreement dated May 11, 2000, among the undersigned (the "Lender"), eRoom System SPE, Inc., as Borrower, RoomSystems, Inc. and eRoom System Technologies Inc., the Lender hereby confirms its approval of the proposed Lease Financing Loan described in the attached Borrowing Notice, with the following terms.

    Designation       _____ Seasoned Lease Financing Loan - 82 month term
    (Check One)       _____ Advance Funded Lease Financing Loan - 84 month term

    Loan Amount                                     $
                                                     -----------------------
    Term                                                     months
                                                     -------
    Amortization Period                                    82 months
                                                     -----
                                                           84 months
                                                     -----
    Closing Date no later than
                                                     ---------------, -------



Dated:
       --------------------, ------


                                       AMRESCO LEASING CORPORATION


                                       By:
                                              --------------------------
                                       Name:
                                              --------------------------
                                       Title:
                                              --------------------------

                                                                       EXHIBIT F


                             FORM OF ACKNOWLEDGEMENT


AMRESCO Leasing Corporation
412 E. ParkCenter Blvd.
Suite 300
Boise, Idaho  83767

     Re: Acknowledgement issued pursuant to Master Business Lease financing Agreement dated as of May 11, 2000, by and among the undersigned (the "Borrower"), you, as lender (the "Lender"), RoomSystems, Inc. and eRoom System Technologies Inc. (as amended from time to time, the "Agreement")

Ladies and Gentlemen:

     This constitutes an Acknowledgement pursuant to Section 2.3(e) of the Agreement.

     We hereby acknowledge that the Transaction Submission Package submitted to you on _______________, _____ and the representation and warranties set forth in
Section 4.1 of the Agreement are, and will, as of the date of the closing of the Lease Financing Loan described below, be true and correct in all material respects and that the Borrower has satisfied the Guidelines and all terms and conditions of the Agreement.

       Loan Amount                           $
                                              -----------------------
       Term                                          months
                                             -------

                                             ---------------, -------

                                       Sincerely,

                                       eROOM SYSTEM SPE, Inc.


                                       By:
                                              ---------------------------
                                       Name:
                                              ---------------------------
                                       Title:
                                              ---------------------------
Dated:
       -----------

     EXHIBIT H FORM OF CUSTODIAL AGREEMENT THIS CUSTODIAL AGREEMENT (this "AGREEMENT") is made as of this ____ day of __________________, 2000, by and among [ROOMSYSTEMS SPE], a Nevada [corporation] (the "BORROWER"), AMRESCO LEASING CORPORATION, a Nevada corporation (the "LENDER"), NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, a national banking association (the "CUSTODIAN") and ROOMSYSTEMS, INC., a Nevada corporation (the "SERVICER").

                              W I T N E S S E T H:

     WHEREAS, the Borrower is the lessor under certain Business Leases providing for the leasing of Refreshment Centers and related Equipment to hotels and timeshares located in the United States; and

     WHEREAS, pursuant to the Master Business Lease Financing Agreement, dated __________________, 2000, by and among the Lender, the Borrower and the other parties named therein (the "MASTER AGREEMENT"), the Lender has agreed to provide financing to the Borrower, in the form of Lease Financing Loans, secured by, INTER ALIA, the related Business Leases and Pledged Assets; and

     WHEREAS, the Borrower, the Lender, the Servicer [and the other parties named therein] have entered into the Servicing Agreement, dated as of ______________ ____, 2000, in order to provide for the servicing of the Business Leases; and

     WHEREAS, the Lender and the Borrower wish to set forth the terms and conditions pursuant to which the Custodian will (i) review the Business Leases,
(ii) take possession of, and exercise control over the Business Leases and certain documents and instruments related thereto, and (iii) receive all payments due under the Business Leases and distribute the Collected Funds pursuant to the Master Agreement; and

     WHEREAS, the Custodian has agreed to act as agent for the Borrower and the Lender for the foregoing purposes, all upon the terms and conditions and subject to the limitations set forth herein;

     NOW, THEREFORE, in consideration of the premises and covenants herein contained, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

     SECTION 1.1 DEFINITIONS. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Master Agreement. In addition, the following capitalized terms shall have the meanings set forth below:

     "ACCOUNTS" shall mean, collectively, the Custodial Account, the Property Tax Reserve Account and the Loss Reserve Account.

     "CERTIFICATION" shall have the meaning assigned to such term in Section 2.2(b).

     "CUSTODIAL FILE" shall mean, with respect to each Lease Financing Loan financed under the Master Agreement, the related Business Lease securing such Lease Financing Loan and all other documents and instruments necessary to obtain payment from the Lessee of all amounts due under the Business Lease.

     "CUSTODIAL ACCOUNT" shall mean the segregated trust account established and maintained in accordance with Section 3.1(b) and entitled "Norwest Bank Minnesota, National Association, as Custodian, Custodial Account - Loan Pool #___," for the benefit of the Lender and the Borrower, as their interests may appear.

     "ITEMS" shall have the meaning assigned to such term in the UCC.

     "LEASE SCHEDULE" shall have the meaning assigned to such term in Section 2.2(a).

     "LOSS RESERVE ACCOUNT" shall mean the segregated trust account established and maintained in accordance with Section 3.1(b) and entitled "Norwest Bank Minnesota, National Association, as Custodian, Loss Reserve Account - Loan Pool #___," for the benefit of the Lender and the Borrower, as their interests may appear.

     "PERMITTED INVESTMENTS" shall mean _____.

     "PROPERTY TAX RESERVE ACCOUNT" shall mean the segregated trust account established and maintained in accordance with Section 3.1(b) and entitled "Norwest Bank Minnesota, National Association, as Custodian, Property Tax Reserve Account - Loan Pool #____" for the benefit of the Lender and the Borrower, as their interests may appear.

     "REPRESENTATIVES" shall have the meaning assigned to such term in Section 3.1(a).

     "REQUEST FOR RELEASE" shall have the meaning assigned to such term in
Section 2.3.

                                   ARTICLE II

                           CUSTODY OF LEASE DOCUMENTS

     Section 2.1 CUSTODIAN TO ACT AS AGENT; ACCEPTANCE OF CUSTODIAL FILES.

     The Custodian, as the duly appointed agent of the Lender and the Borrower for these purposes, hereby agrees that it shall hold each Business Lease and the other documents constituting each Custodial File which are delivered to the Custodian, as agent of the Lender and the Borrower, in trust, for the use and benefit of the Lender and the Borrower, as their interests may appear. The Custodian undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. Except upon compliance with the provisions of Section 2.3, no Business Lease or other document constituting a part of a Custodial File shall be delivered by the Custodian to the Lender, the Borrower, or any other person or shall be otherwise released from the possession of the Custodian.

     Section 2.2 DELIVERY AND REVIEW OF CUSTODIAL FILES.

             (a) Not less than ___ Business Days after the Borrowing Date of each Transaction closed under the Master Agreement, the Lender shall deliver to the Custodian the Custodial Files containing the Business Leases and related documents submitted by the Borrower to the Lender in each Transaction Submission Package. The Lender shall provide the Custodian a schedule and an electronic file (the "LEASE SCHEDULE") of Business Leases, containing the information set forth in Schedule I attached hereto for each Business Lease. The Custodian shall be entitled to rely upon the Business Leases and the Lease Schedules provided by the Lender as the conclusive schedules in its review, pursuant to paragraph (b) below.

             (b) The Custodian agrees, for the benefit of the Lender and the Borrower, to maintain physical possession of the Custodial Files, and to review each Custodial File delivered to the Custodian by the Lender pursuant to paragraph (a) above, to verify whether they are complete on their face and whether each Business Lease is an original. Such review will be performed by the Custodian in accordance with acceptable review procedures. Within ___ Business Days after the delivery to the Custodian of such Custodial Files (or within such other period of time as the Custodian, the Lender and the Borrower shall agree), the Custodian shall deliver to the Lender and the Borrower a certificate (the "CERTIFICATION"), in substantially the form annexed hereto as EXHIBIT B. If in performing the review required by this
Section 2.2(b), the Custodian finds any document or documents constituting a part of the Custodial File to be missing or defective in any material respect, the Custodian shall promptly so notify the Lender and the Borrower.

     Section 2.3 CUSTODIAN TO COOPERATE; RELEASE OF CUSTODIAL FILES. Upon the receipt by the Custodian of a request for release of a Custodial File (the "REQUEST FOR RELEASE"), in substantially the form annexed hereto as EXHIBIT C, executed by the

Borrower and acknowledged by the Lender and certifying with respect to the Business Lease related to such Custodial File that (i) all payments due from the Lessee under the Business Lease have been paid to the Custodial Account, (ii) the Lender and the Borrower intend to dispose of the Business Lease or the related Lease Financing Loan through a Securitization or otherwise, or (iii) the Lender has agreed to release its security interest in the Business Lease after repayment of the entire Loan Amount of the Lease Financing Loan secured by such Business Lease, the Custodian shall promptly release the related Custodial File to the Borrower.


                                  ARTICLE III

                     ACCOUNTS, COLLECTIONS AND DISBURSEMENTS


         SECTION 3.1       ESTABLISHMENT OF ACCOUNTS.

             (a) Concurrently with the execution of this Agreement, the Custodian shall establish and maintain with the Custodian's corporate trust department the Custodial Account for the purpose of collecting directly from each Lessee all payments due under the Business Leases. The Custodial Account shall be in the name of the Custodian, as agent of the Lender and the Borrower, for the use and benefit of the Lender and the Borrower, as their interests may appear. The Lender and the Borrower acknowledge and agree that only the Custodian and/or the employees, designated representatives and agents of the Custodian (the "REPRESENTATIVES") shall have access to the Custodial Account, and hereby grant to the Custodian and its Representatives exclusive and unrestricted access to the Custodial Account.

             (b) Concurrently with the execution of this Agreement, the Custodian shall also establish and maintain with the Custodian's corporate trust department the Property Tax Reserve Account and the Loss Reserve Account. On each Disbursement Date, the Custodian shall make deposits and disbursements to and from the foregoing accounts, as described in Section 3.5(a).

             (c) The Custodian shall hold amounts deposited in the Accounts in trust for Lender and the Borrower, as their interests may appear, and shall not commingle such amounts either between Accounts or with any other amounts held by the Custodian on behalf of the Lender, the Borrower or any other Person.

             (d) The Custodian shall invest amounts held in the Accounts in Permitted Investments, at the written direction of [the Lender]. All earnings on Permitted Investments shall be credited to the related Account.

     SECTION 3.2 APPOINTMENT OF ATTORNEY-IN-FACT. The Borrower hereby makes, constitutes and appoints the Custodian as its true and lawful attorney-in-fact, with full power of substitution: (a) to receive and open all mail addressed to the Borrower, its agents or its employees, at the Custodial Account; (b) to remove therefrom any notes, checks, acceptances, drafts, money orders or other instruments under the terms of this

Agreement, with full power to endorse the name of the Borrower and its agents and employees upon any such notes, checks, acceptances, drafts, money orders, instruments or other documents, and to effect the deposit and collection thereof to the Custodial Account; (c) to sign the name of the Borrower and its agents and employees on drafts against its debtors, on notices to such debtors, on assignments and notices of assignments, financing statements or other public records or notices and on all other instruments and documents; and (d) to do any and all things necessary or take such action in the name and on behalf of the Borrower to carry out the intent of this Agreement. The Borrower agrees that neither the Custodian nor any of its Representatives shall be liable for any acts of commission or omission or for any error or judgment or mistake of fact or law in respect to the exercise of this power of attorney, except for the gross negligence and willful misconduct of the Custodian, and/or its Representatives. This power of attorney shall be irrevocable during the term of this Agreement.

     SECTION 3.3. RECEIPT OF RENTS. On or before the Borrowing Date with respect to a Lease Financing Loan, the Borrower shall instruct all Lessees in writing to send all payments due under the Business Leases to the Custodial Account by delivering to each Lessee, by certified mail, return receipt requested, a letter substantially in the form of EXHIBIT A attached hereto. The Borrower shall not collect any payments due under the Business Leases in any other manner. Cash receipts and other payments received on account of the Business Leases will be deposited in the Custodial Account by direct mail or a third-party messenger. If the Borrower receives any rent payments or any other payment in respect of a Business Lease, outside of the Custodial Account arrangement described herein, the Borrower shall immediately transmit such payments to the Custodial Account, properly endorsed to the Custodian.

     SECTION 3.4 CREDIT TO CUSTODIAL ACCOUNT. Credit and collections of the money deposited to the Custodial Account shall be subject to the Custodian's standard collection and credit procedure for similar deposits received by the Custodian through other channels. The Borrower hereby agrees to indemnify and hold the Custodian harmless against any loss, cost, attorneys' fees, claims, interest expense or suit suffered by the Custodian and arising out of or in connection with its receiving, processing or depositing of checks, drafts or other payment items pursuant to this Agreement, other than such arising out of the Custodian's gross negligence or willful misconduct.

     Section 3.5 DISBURSEMENTS FROM CUSTODIAL ACCOUNT.

             (a) On each Disbursement Date, the Custodian shall disburse the Collected Funds held on deposit in the Custodial Account to the parties or accounts indicated in the following priorities (to the extent of funds available therefor):

                  (i) to the Servicer, the Servicing Fee for such Disbursement Date;

                  (ii) to the Property Tax Reserve Account, the Property Tax Reserve Amount for such Disbursement Date;

                  (iii) to the Lender, an amount equal to (x) the Monthly Payment Amount for such Disbursement Date, (y) the Carry Forward Amount and
(z), if applicable, the Accelerated Loan Amount for such Disbursement Date with respect to all Lease Financing Loans;

                  (iv) to the Loss Reserve Account, the Loss Reserve Amount for such Disbursement Date;

                  (v) to the Residual Profits Collection Account, if necessary to cover a shortfall in funds available to pay items (i) - (iv) of
Section 2.8(c) of any other Loan Pools; and

                  (vi) to the Borrower, the Residual Profits for such Disbursement Date.

             (b) Notwithstanding the foregoing, to the extent that Collected Funds for any Disbursement Date are insufficient to make a full payment of the amounts required in clauses (i) - (iii) above, the Custodian shall, to the extent of funds available therefor, withdraw amounts (x) first, from the Loss Reserve Account and (y) second, the Residual Profits Collection Account and disburse such amounts in accordance with the priorities set out in such clauses (i) -(iii).

             (c) Notwithstanding clause (b) above, to the extent that Collected Funds for any Disbursement Date are insufficient to make a full payment to the Loss Reserve Account pursuant to clause (a)(iv) above, the Custodian shall, to the extent of funds available therefor, withdraw amounts from the Residual Profits Collection Account and distribute such amounts to the Loss Reserve Account pursuant to clause (a)(iv) above.

             (d) On the Disbursement Date in [January] of each year, any amounts remaining in the Property Tax Reserve Account, after the payment of all applicable taxes for the prior calendar year, will be applied as payments in accordance with the priorities set out in clauses (iii) - (vi) of Section 3.5(a).

                                   ARTICLE IV

                    REPORTS, DOCUMENTS AND OTHER INFORMATION

     SECTION 4.1 MAINTENANCE OF RECORDS. The Custodian will maintain a record of all checks and other negotiable Items forwarded to the Custodial Account to facilitate reconstruction of a deposit should the need arise and the request be made. On each Disbursement Date, the Custodian will provide each of the Borrower, the Lender and the Servicer with an accounting of the disbursements and allocations of Collected Funds for each Disbursement Date. The Custodian shall, on or before the _________ (____) day of each month, provide the Lender, the Borrower and the Servicer with copies of all payments and correspondence received from Lessees, including checks, invoices, advances and any other correspondence and information regarding withdrawals, forwarded to the Custodial Account during the previous calendar month. The Custodian shall not be liable, however, for any failure to make and/or provide such a record due to clerical error, unexpected film or equipment failure, inability to obtain film or equipment or otherwise. The Servicer shall monitor the activities in the Custodial Account by direct, on-line computer access to account balance and activity information and by receiving and reconciling monthly reports from the Custodian, with respect to deposits and withdrawals from the Custodial Account.

     SECTION 4.2 [RIGHT TO INSPECT. The Custodian shall endeavor, but shall not be obligated or required to inspect all Items forwarded to the Custodial Account to identify Items which bear a restrictive notation, such as "paid in full" or similar language, and if such statements are identified, shall notify the Borrower [and the Servicer] of Items bearing such restrictions. If the Borrower disputes such restrictive statement, the Borrower, within _______ (__) days from the date of notice from the Custodian, shall use its best efforts to obtain a replacement Item without such restriction from its maker or substitute its own Item, or if a substitute is not provided within ______ (__) days, the Lender may deposit in the Custodial Account such Item bearing the restrictive statement. The Borrower agrees that the Custodian shall not have any liability in the event it processes any Item bearing such restriction, except in instances of willful misconduct.]

     SECTION 4.3 CUSTODIAN TO PROVIDE ACCESS TO INFORMATION. The Lender and the Borrower shall be provided by the Custodian such access to the books and records of the Custodian relating to the Custodial Files and to the operations of the Custodian respecting the administration of the Custodial Files (such access to be during business hours and to be upon reasonable advance notice) as shall be reasonably necessary to permit the Lender and the Borrower to take all necessary action to ensure the compliance by the Custodian with the terms and conditions of this Agreement. In addition, the Custodian shall comply with all reasonable requests for information by the Lender and the Borrower, from time to time, relating to the subject matter of this Agreement.

                                    ARTICLE V

                            CONCERNING THE CUSTODIAN

     Section 5.1 CUSTODIAN'S FEES AND EXPENSES. The [Servicer/Borrower] covenants and agrees to pay to the Custodian from time to time, and the Custodian shall be entitled to, reasonable compensation for all services rendered by it in the exercise and performance of any of the powers and duties hereunder of the Custodian, and the [Servicer/Borrower] will pay or reimburse the Custodian upon its request for all reasonable expenses, disbursements and advances incurred or made by the Custodian in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ), except any such expense, disbursement or advance as may arise from its gross negligence or willful misconduct.

The Custodian shall be authorized to charge for Items returned to it, including returned checks, in accordance with the Custodian's usual and customary banking procedures.

     SECTION 5.2 REPLACEMENT OF CUSTODIAN.

             (a) No resignation or removal of the Custodian and no appointment of a successor Custodian shall become effective until the acceptance of appointment by the successor Custodian pursuant to this Section. The Lender and the Borrower may agree to remove the Custodian by so notifying the Custodian and appointing a successor Custodian. The Custodian may resign from the obligations and duties hereby imposed upon it upon giving sixty (60) days written notice to the Lender and the Borrower.

             (b) Either the Lender or the Borrower may remove the Custodian if (i) the Custodian fails to comply with Section 5.4, (ii) the Custodian is adjudged a bankrupt or insolvent, (iii) a receiver or other public officer takes charge of the Custodian or its property, or (iv) the Custodian otherwise becomes incapable of acting.

             (c) If the Custodian resigns or is removed, or if a vacancy exists in the office of the Custodian for any reason, the Lender shall promptly appoint (with the consent of the Borrower - such consent not to be unreasonable withheld) a successor Custodian by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Custodian and one copy to the successor Custodian. If no successor Custodian shall have been so appointed, the Lender or the resigning Custodian may petition any court of competent jurisdiction for the appointment of a successor Custodian.

             (d) The Custodian hereby agrees that it shall take all actions reasonably necessary and shall cooperate with the Lender and the Borrower to facilitate any transfer of the Custodial Files and all of its obligations, duties and rights hereunder. Any successor Custodian shall be a depository institution subject to supervision or examination by federal or state authority and shall be able to satisfy the other requirements contained in
Section 5.4.

     SECTION 5.3 MERGER OR CONSOLIDATION OF CUSTODIAN. Any Person into which the Custodian may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Custodian shall be a party, or any Person succeeding to the business of the Custodian, shall be the successor of the Custodian hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     SECTION 5.4 REPRESENTATIONS OF CUSTODIAN. The Custodian hereby represents that it is a depository institution subject to supervision or examination by a federal or state authority, has a combined capital and surplus of at least ***, is qualified to do business in the jurisdiction in which it will establish the Accounts and hold any Custodial File and has corporate trust powers acting in its fiduciary capacity.

                    CONFIDENTIAL MATERIAL REDACTED AND FILED
                         SEPARATELY WITH THE COMMISSION

                                   ARTICLE VI

                            MISCELLANEOUS PROVISIONS

     SECTION 6.1 NOTICES. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if mailed, by registered or certified mail, return receipt requested, or, if by other means, when received by the other party at the address as follows:

                  (1)      If to the Borrower:

                           [RoomSystems SPE]
                           390 North 3050E
                           St. George, Utah  84790
                           Attention:  Steven L. Sunyich

                  (2)      If to the Lender:

                           AMRESCO Leasing Corporation
                           412 E. ParkCenter Boulevard
                           Suite 300
                           Boise, Idaho  83706
                           Attention:  William C. Cole

                  (3)      If to the Custodian:

                           Norwest Bank Minnesota, National Association
                           [Address]
                           Attention:  Corporate Trust Department

                  (4)      If to the Servicer:

                           RoomSystems, Inc.
                           390 North 3050E.
                           St. George, Utah  84790
                           Attention:  Steven L. Sunyich

or such other address as may hereafter be furnished to the other party by like notice. Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee (as evidenced, in the case of registered or certified mail, by the date noted on the return receipt).

     SECTION 6.2 OTHER AGREEMENTS. Except as expressly herein provided, nothing contained in this Agreement shall in any way supersede, limit or otherwise modify any obligations of the Borrower or act as a waiver of the rights of the Lender under the Master Agreement or any document or instrument referenced therein or entered into in connection therewith, including without limitation the Stock Pledge Agreement, or any right or remedy available to the Lender at law or in equity.

     SECTION 6.3 ENTIRE AGREEMENT; AMENDMENT. This Agreement (and with respect to the relationship between the Lender and the Borrower, this Agreement, the Master Agreement and the other documents and instruments referenced therein and delivered pursuant thereto) constitute the full and entire understanding and agreement between the parties with respect to the subject matter hereof and supersede, merge, and replace, all prior negotiations, offers, promises, representations, warranties, agreements and writing with respect to such subject matter, both written and oral. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated, except by a written instrument signed by the parties hereto.

     SECTION 6.4 ASSIGNMENTS. The Borrower shall not assign its rights or obligations under this Agreement without the prior written consent of the Lender, which consent may be withheld in the Lender's sole discretion. The Lender may assign any or all of its rights, title, interests or duties, in whole or in part, hereunder without the prior written consent of the Borrower. The Lender shall notify the Borrower of any such assignment within ten (10) days of such assignment taking effect.

     SECTION 6.5 WAIVER. Any party may waive the performance of any obligation owed to it by any other party or parties hereunder or for the satisfaction of any condition precedent to the waiving party's duty to perform any of its covenants. Any such waiver shall be valid only if contained in a writing signed by the party to be charged.

     SECTION 6.6 BORROWER REMAINS LIABLE. Neither the Custodian nor the Lender shall not, by reason of this Agreement, have any obligation or liability under the Business Leases, nor shall the Custodian and the Lender be obligated to perform any of the obligations or duties of the Borrower thereunder, all of which shall remain the sole and exclusive obligations of the Borrower.

     SECTION 6.7 INDEPENDENT CONTRACTOR. In connection with any actions that the Borrower may take under this Agreement in connection with any Refreshment Center, Equipment, Business Lease or the related Collected Funds, the Borrower is, and shall act as, an independent contractor and shall not have any authority to make any commitments, statements or representations, or incur any obligations, or behalf of the Lender, or to bind or commit the Lender in any manner, to make, alter, or execute any document or agreement on behalf of the Lender. The Borrower shall not use any name or mark of the Lender or any affiliate of the Lender in any way unless it has the Lender's prior written approval. The Borrower shall not accept service of any legal process in any action that may be brought against the Lender, or employ attorneys to defend without the Lender's prior written approval.

     SECTION 6.8 INDEMNIFICATION. Neither the Lender nor the Custodian (each, an "INDEMNITEE") shall be liable for any acts, omissions, errors of judgment or mistakes of fact or law including acts, omissions, errors or mistakes in connection with the Business Leases and the Collected Funds, except for gross negligence or willful misconduct of such Indemnitee.

     The Borrower agrees to indemnify, defend and hold each Indemnitee harmless from and against any and all claims, demands, loss, liability or expenses (including reasonable attorneys' fees) arising out of (i) such Indemnitee's compliance with the terms of this Agreement, (ii) the following by the Indemnitee of any instructions given by the Borrower relating to any claim by any third party that the deposit or processing of any Item was unauthorized or improper, or (iii) any claim by any third party that the Borrower failed to perform any condition precedent to the negotiation of any Item. This indemnification and hold harmless agreement shall not apply to any claim arising out of the gross negligence or willful misconduct of such Indemnitee.

         SECTION 6.9       GOVERNING LAW; ATTORNEYS' FEES.

                 (a) GOVERNING LAW AND VENUE. This Agreement shall be governed by, construed, interpreted and applied in accordance with the laws of the State of Idaho, without giving effect to any conflict of laws rules that would refer the matter to the laws of another jurisdiction. In the event any action or dispute is initiated hereunder, each party hereto hereby irrevocably submits to the exclusive jurisdiction of the courts of the State of Idaho in Ada County, for the purposes of any action arising out of this Agreement, or the subject matter hereof or thereof. To the extent permitted by applicable law, each party hereby waives and agrees not to assert, by way of motion, as a defense or otherwise in any such action, any claim (i) that it is not subject to the jurisdiction of the above-named courts, (ii) that the action is brought in an inconvenient forum, (iii) that it is immune from any legal process with respect to itself or its property, (iv) that the venue of the suit, action or proceeding is improper or (v) that this Agreement, or the subject matter hereof, may not be enforced in or by such courts.

                 (b) ATTORNEYS' FEES. The prevailing party in any action or proceeding relating to this Agreement shall be entitled to recover from the non-prevailing parties, reasonable attorneys' fees and other costs incurred with or without trial, in bankruptcy or on appeal, in addition to any other relief to which such prevailing party may be entitled.

     SECTION 6.10 PARTIES IN INTEREST. Nothing in this Agreement, whether expressed or implied, is intended to confer any rights or remedies under or by reason of this Agreement on any persons other than the parties to it and their respective heirs, executors, administrators, personal representatives, successors and permitted assigns, nor is anything in this Agreement intended to relieve or discharge the obligations or liability of any third persons to any party to this Agreement, nor shall any provision give any third persons any right of subrogation or action over or against any party to this Agreement.

     SECTION 6.11 TIME OF ESSENCE. Time is of the essence of each and every provision of this Agreement.

     SECTION 6.12 SEVERABILITY. The provisions of this Agreement are severable, and if any clause or provision hereof shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision in this Agreement in any jurisdiction. Each of the covenants, agreements and conditions contained in this Agreement is independent and compliance by the Borrower with any of them shall not excuse noncompliance by the Borrower with any other. The Borrower shall not take any action the effect of which shall constitute a breach or violation of any provision of this Agreement.

     SECTION 6.13 TERMINATION. This Agreement shall terminate upon termination of the Master Agreement, and the final remittance of all funds due to the Lender thereunder, or at such earlier time as the Lender and the Borrower may mutually agree.

     SECTION 6.14 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument. Any counterpart may be delivered by facsimile; PROVIDED, HOWEVER, that attachment thereof shall constitute the representation and warranty of the person delivering such signature that such person has full power and authority to attach such signature and to deliver this Agreement. Any facsimile signature shall be replaced with an original signature as promptly as practicable.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date first above written.


                             [eROOMSYSTEMS SPE], as Borrower


                              By:
                                     --------------------------------------
                              Name:
                                     --------------------------------------
                              Title:
                                     --------------------------------------


                              AMRESCO LEASING CORPORATION, as
                              Lender


                              By:
                                     --------------------------------------
                              Name:
                                     --------------------------------------
                              Title:
                                     --------------------------------------


                              NORWEST BANK MINNESOTA, NATIONAL
                              ASSOCIATION,
                              as Custodian


                              By:
                                     --------------------------------------
                              Name:
                                     --------------------------------------
                              Title:
                                     --------------------------------------


                              ROOMSYSTEMS, INC., as Servicer


                              By:
                                     --------------------------------------
                              Name:
                                     --------------------------------------
                              Title:
                                     --------------------------------------

                                   SCHEDULE I

                                 LEASE SCHEDULE


     For each Business Lease, the Lender shall provide the following information:

     (a)  the account number;

     (b)  each Lessee's name and address;

     (c) the location (street address, city, state and zip code) of leased Equipment;

     (d)  the term of the Business Lease;

     (e)  the beginning date and ending date of the Business Lease; and

     (f)  the amount and frequency of rental payments.

                                                                    EXHIBIT A TO
                                                             CUSTODIAL AGREEMENT


                                LETTER TO LESSEES

(Date)

(Name and Address of Lessee)

Ladies and Gentlemen:

     This letter is to inform you that, pursuant to [RoomSystems SPE's] financing arrangements relating to Business Leases, all future amounts payable under your Business Lease should be forwarded to a Custodial Account at the following address:

                  Norwest Bank Minnesota, National Association
               [RoomSystems SPE/ALC] Custodial Account Number ___
                                    [Address]

     PLEASE DO NOT SEND ANY FUTURE PAYMENTS UNDER THE BUSINESS LEASE DIRECTLY TO [ROOMSYSTEMS SPE]. All amounts due and payable should be sent to the address sent forth above.

     If you have any questions, please contact _____________ at [RoomSystems SPE], phone number: (___) ________.



                                Very truly yours,

                                [RoomSystems SPE]




                                By:
                                   ------------------------------

                                                                    EXHIBIT B TO
                                                             CUSTODIAL AGREEMENT


                                  CERTIFICATION
(Date)

AMRESCO Leasing Corporation
412 E. ParkCenter Blvd.
Suite 300
Boise, Idaho  83767

[RoomSystems SPE]
390 North 3050 E.
St. George, Utah  85790

     Re: Custodial Agreement, dated as of ____________, __, 2000 (the "Custodial Agreement"), among AMRESCO Leasing Corporation (the "Lender"), [RoomSystems SPE] (the "Borrower"), RoomSystems, Inc. (the "Servicer") and Norwest Bank Minnesota, National Association (The "Custodian")

Ladies and Gentlemen:

     In accordance with the provisions of Section 2.2(b) of the Custodial Agreement, the undersigned, as Custodian, hereby certifies that except as noted in the attached Exception Report, it has received a Custodial File with respect to each Business Lease identified on the Lease Schedule. Attached to this Certification is the Exception Report, which indicates the document exceptions. The undersigned has made no independent examination of any documents contained in any Custodial File beyond the review specifically required by Section 2.2(b) of the Custodial Agreement in accordance with acceptable review procedures. Other than the review required by Section 2.2(b) of the Custodial Agreement in accordance with acceptable review procedures, the undersigned makes no representations as to: (i) the validity, legality, sufficiency, collectability, effectiveness, recordability, enforceability or genuineness of any of the documents contained in any Custodial File or the Lease Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Business Lease.

                              NORWEST BANK MINNESOTA, NATIONAL
                              ASSOCIATION, as Custodian



                              By:
                                    ------------------------------
                              Name:
                                     ------------------------------
                              Title:
                                    ------------------------------

                                                                    EXHIBIT C TO
                                                             CUSTODIAL AGREEMENT



                              REQUEST FOR RELEASE

(Date)

Norwest Bank Minnesota,
 National Association, as Custodian
[Address]

     Re: Custodial Agreement, dated as of ____________ __, 2000 (the "Custodial Agreement"), among AMRESCO Leasing Corporation (the "Lender"), [RoomSystems SPE] (the "Borrower"), RoomSystems, Inc. (the "Servicer") and Norwest Bank Minnesota, NATIONAL ASSOCIATION (THE "CUSTODIAN")

     In connection with the administration of the Business Leases held by you as the Custodian, we request the release of the Custodial File for the Business Lease described below, for the reason indicated.


Lessee's Name, Address & Zip Code:

Business Lease Number:

Reason for Requesting Documents (check one)

         1.   Final Payment due under Business Lease Received

         2.   Securitization of Business Lease/Lease Financing Loan

         3.   Lease Financing Loan secured by Business Lease Paid in Full

         4.   Other (explain)

                            [RoomSystems SPE], as Borrower


                            By:
                                  ----------------------------------
                            Name:
                                  ----------------------------------
                            Title:
                                  ----------------------------------
                            Date:
                                  ----------------------------------



ACKNOWLEDGED:


AMRESCO Leasing Corporation, as Lender


By:
      ----------------------------------
Name:
      ----------------------------------
Title:
      ----------------------------------
Date:
      ----------------------------------

                                                                       EXHIBIT I

                            FORM OF LICENSE AGREEMENT

     THIS LICENSE AGREEMENT (this "AGREEMENT"), dated this 11th day of May, 2000, is by and among eRoom System Technologies, Inc., a Nevada corporation ("LICENSOR") and eRoom System SPE, Inc., a Nevada corporation ("eROOM SPE") and RoomSystems Inc., a Nevada corporation ("RSi," and collectively with eRoom SPE, "LICENSEE").

                              W I T N E S S E T H:


     WHEREAS, eRoom SPE desires to purchase certain Equipment and the related Business Leases from Licensor and to use certain intellectual property assets owned by Licensor in connection with that certain Master Business Lease Financing Agreement dated May 11, 2000 (the "MASTER AGREEMENT"), among RSi, eRoom SPE, as borrower, Licensor and AMRESCO Leasing Corporation (the "LENDER"). Capitalized terms used in this Agreement and not defined therein have the meanings given to such terms in the Master Agreement;

     WHEREAS, RSi desires to service certain Equipment and the related Business Leases and to sublicense and use certain intellectual property assets owned by Licensor in connection with the Master Agreement and each Servicing Agreement; and

     WHEREAS, Licensor is willing to license the use of such intangible assets to Licensee in accordance with the terms and conditions set forth in this Agreement.

     NOW, THEREFORE, in consideration of the premises, and other good and valuable consideration, the receipt and sufficiency is hereby acknowledged, Licensor and Licensee agree as follows:

     1. AGREEMENT AND TERM. The parties agree that the terms and conditions of this Agreement apply to the license of the Intangible Assets (as defined in Section 2 of this Agreement) to Licensee by Licensor. The term of this Agreement commences on date of execution of the Master Agreement and this Agreement shall continue to be in effect until all obligations of RSi and eRoom SPE to the Lender under the Master Agreement and the Operative Documents have been satisfied in full.

     2. INTANGIBLE ASSETS. "INTANGIBLE ASSETS" shall mean those Intellectual Property and other intangible assets identified in Exhibit A attached hereto and all other Equipment Intellectual Property. For the purposes of this Agreement, Intangible Assets shall also include all enhancements, modifications and derivative works thereof created by Licensor or Licensee in the ordinary course of business.

     3. GRANT AND CONDITIONS OF LICENSE. Licensor hereby grants Licensee a perpetual, worldwide, non-transferable, nonexclusive, fully paid, royalty-free license (the "LICENSE") to use the Intangible Assets in accordance with the terms and conditions of this Agreement. The License granted under this Agreement provides the Licensee the unrestricted and unqualified right to use the Intangible Assets and such License shall include the right of Licensee to sublicense its rights in the Intangible Assets to certain third parties, with the express consent of Licensor, which consent will not be unreasonably withheld.

     4. PROPRIETARY MARKINGS. Licensee shall not remove or destroy any proprietary markings or proprietary legends placed upon or contained within the Intangible Assets. Licensee may duplicate certain documentation associated with the Intangible Assets, at no additional charge, for Licensee's use in connection with the provision of Intangible Assets so long as all required proprietary markings are retained on all duplicate copies.

     5. OWNERSHIP/GOODWILL. Licensor hereby acknowledges that it is the sole and exclusive owner of all of the right, title and interest in and to the Intangible Assets and any modifications, enhancements and derivative works of the Intangible Assets (whether created by Licensor or Licensee), and Licensee agrees that it will not at any time do or cause to be done any act or thing in any way impairing or tending to impair any part of such right, title and interest. Licensor further represents and warrants to Licensee that the Intangible Assets do not directly or indirectly violate or infringe upon any copyright, trademark, service mark, patent, trade secret, or other proprietary or intellectual property right of any third party or contribute to such violation or infringement ("INFRINGEMENT"). Licensee shall not in any manner represent that it has any ownership in the Intangible Assets or any registrations associated therewith, and Licensee acknowledges that use of the Intangible Assets shall not create in Licensee's favor any right, title or interest in the Intangible Assets, other than in the License. Licensee further acknowledges that all goodwill arising from use of the Intangible Assets by Licensee shall inure to the benefit of Licensor.

     6. QUALITY CONTROL. Licensee agrees to maintain the quality of all products and/or services associated with the Intangible Assets at levels consistent with the high quality of products and/or services that have been associated with the Intangible Assets in the past. Upon at least fifteen (15) days prior written notice, Licensor shall have the right during the term of this Agreement to conduct reasonable reviews of the use of the Intangible Assets by Licensee from time to time during each calendar year, but not more than two (2) times per calendar year.

     7. INFRINGEMENT/UNAUTHORIZED USE OF THE MARK. Licensee shall indemnify and hold Licensor and its successors, officers, directors and assigns harmless from and against any and all actions, claims, damages, liabilities, costs and expenses (including reasonable attorneys' fees) resulting from or arising out of or based upon any claim of Infringement or any unauthorized or unlawful use of the Intangible Assets by Licensee. The parties agree to notify each other promptly in the event either party believes any of the Intangible Assets are being infringed or adversely affected by any unauthorized and/or unlawful use by third parties. The parties agree to cooperate with each other in the protection and enforcement of the rights of the Intangible Assets against any unauthorized and/or unlawful use by third parties. Licensor may take all actions reasonably necessary to prevent infringement and/or unauthorized use of the Intangible Assets, and any and all recoveries from such actions will be the sole and exclusive property of Licensor.

     8. DISCLAIMER OF WARRANTY. Other than as specifically stated herein, Licensor disclaims all warranties of any kind, including without limitation, any statutory, or implied or otherwise arising from course of dealing or usage of trade, as to the Intangible Assets in any manner whatsoever, or in particular, any warranties of merchantability or fitness for a particular purpose.

     9. TAXES. Unless Licensee provides Licensor with a valid tax exemption number, Licensee shall pay directly or reimburse Licensor for all taxes, assessments, permits and fees, however designated, which are levied upon Licensee's rights to use the Intangible Assets as provided hereunder, excluding personal property taxes, franchise taxes and taxes based upon Licensor's income.

     10. BINDING NATURE AND ASSIGNMENT. This Agreement shall be binding on the parties and their respective successors and assigns, but Licensee shall not have the power to assign this Agreement without obtaining the prior written consent of Licensor, provided, however, that a merger or a sale of all or substantially all of Licensee's assets shall not be deemed an assignment subject to this
Section 10. If Licensee subcontracts or delegates any of its duties or obligations of performance in this Agreement to any third party, Licensee shall remain fully responsible for complete performance of all of Licensee's obligations set forth in this Agreement and for any such third party's compliance with the provisions set forth in this Agreement.

     11. CONFIDENTIALITY. The parties acknowledge that in the course of performance of their obligations pursuant to this Agreement, the parties may obtain confidential and/or proprietary information of the other or its affiliates or customers. Each party hereby agrees that all information communicated to it by the other party, shall be and was received in strict confidence, shall be used only for purposes of this Agreement, and shall not be disclosed without the prior written consent of the other party, except as may be necessary by reason of legal, accounting or regulatory requirements beyond the reasonable control of the parties, so long as each party provides the other with timely prior notice of such requirement.

     12. INJUNCTIVE RELIEF. Each party acknowledges and agrees that in the event of a breach by it of this Agreement, the other party shall have the nonexclusive right to apply for and receive the issuance of injunctive relief, including, without limitation, an ex parte or other temporary restraining order, a temporary or preliminary injunction and a permanent injunction to enforce the terms, provisions, covenants, obligations, duties and conditions described herein.

     13. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed given if and when delivered personally or transmitted by telex, facsimile (receipt confirmed) or telegram, mailed by registered or certified mail (return receipt requested) or sent by a recognized next business day courier to the following persons at the following addresses (or such other address for a party as shall be specified by like notice):

                  In the case of Licensor:

                  eRoom System Technologies, Inc.
                  3770 Howard Hughes Parkway
                  Las Vegas, Nevada  89109
                  Attention:  Steven L. Sunyich and Gregory Hrncir


                  In the case of Licensee:

                  Room Systems, Inc.
                  390 North 3050E.
                  St. George, Utah  84790
                  Attention:  Steven L. Sunyich and Gregory Hrncir

                  eRoom System SPE, Inc.
                  3770 Howard Hughes Parkway, Suite 175
                  Las Vegas, Nevada  89109
                  Attention:  Steven L. Sunyich and Gregory Hrncir

     Either party may from time to time change its address for notification purposes by giving the other party written notice of the new address and the date upon which it will become effective; first class, postage prepaid, mail shall be acceptable for provision of change of address notices.

     14. RELATIONSHIP OF PARTIES. Licensee is performing pursuant to this Agreement only as an independent contractor. Licensee shall not act or attempt to act or represent itself, directly or by implication, as an agent of Licensor or its affiliates or in any manner assume or create, or attempt to assume or create, any obligation on behalf of, or in the name of, Licensee or its affiliates.

     15. SEVERABILITY. If any provision of this Agreement is declared or found to be illegal, unenforceable, or void, then the obligations arising under such provision shall be null and void and each provision not so affected shall be enforced to the full extent permitted by law.

     16. WAIVER. No delay or omission by either party hereto to exercise any right or power hereunder shall impair such right or power or be construed to be a waiver thereof. No change, waiver or discharge hereof shall be valid unless in writing and signed by an authorized representative of the party against whom such change, waiver or discharge is sought to be enforced.

     17. REMEDIES. All remedies set forth in this Agreement shall be cumulative and not alternative to any other remedies available to either party at law, in equity or otherwise, and may be enforced concurrently or from time to time.

     18. SURVIVAL OF TERMS. Termination or expiration of this Agreement for any reason shall not release either party from any liabilities or obligations set forth in this

Agreement which (i) the parties have expressly agreed shall survive any such termination or expiration, or (ii) remain to be performed or by their nature would be intended to be applicable following any such termination or expiration.

     19. GOVERNING LAW; VENUE; ATTORNEYS' FEES. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE SUBSTANTIVE LAW OF THE STATE OF IDAHO WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS. VENUE FOR ANY ACTION SHALL LIE SOLELY IN ADA COUNTY, IDAHO, AND THE PARTIES HEREBY SUBMIT AND CONSENT TO THE EXCLUSIVE PERSONAL JURISDICTION IN THE FEDERAL AND STATE COURTS OF ADA COUNTY, IDAHO FOR ANY ACTION OR DISPUTE THAT MAY ARISE IN CONNECTION WITH OR OUT OF THIS AGREEMENT. IN ANY SUCH ACTION, THE PREVAILING PARTY SHALL BE ENTITLED TO RECOVER ALL EXPENSES INCURRED IN CONNECTION WITH THE ACTION, AND ANY APPEAL THEREOF, INCLUDING BUT NOT LIMITED TO, ITS COSTS AND REASONABLE ATTORNEYS' FEES. THE TERMS OF THIS SECTION WILL SURVIVE ANY TERMINATION OF THIS AGREEMENT.

     20. ENTIRE AGREEMENT. This Agreement constitutes the entire and exclusive statement of the agreement between the parties with respect to its subject matter and there are no oral or written representations, understandings or agreements relating to this Agreement which are not fully expressed or referenced in this Agreement. This Agreement shall not be amended except by a written agreement signed by both parties. All exhibits and documents referenced in this Agreement or attached to this Agreement are an integral part of this Agreement. In the event of any conflict between the terms and conditions of this Agreement and any such exhibits or documents, the terms of this Agreement shall be controlling, unless specifically otherwise stated or agreed.

     21. THIRD PARTY BENEFICIARY. The parties hereto acknowledge that the Lender is an express intended third party beneficiary hereof entitled to enforce all rights of Licensee hereunder as if it were actually a party hereto.

     22. NO TERMINATION. This Agreement cannot be terminated by the parties hereto at any time or for any reason prior to the satisfaction in full of all Obligations of the eRoom Parties to the Lender under the Master Agreement.

     23. GRANT OF LIEN. The Licensor hereby acknowledges that the Licensee shall be permitted to grant, and the Licensor hereby waives any rights it may have to prevent, hinder or otherwise obstruct the Licensee from granting, a lien and security interest in this Agreement and all rights of the Licensee to use the Intangible Assets to the Lender.

IN WITNESS WHEREOF, Licensor and Licensee acknowledge that each of the provisions of this Agreement were expressly agreed to and have each caused this Agreement to be signed and delivered by its duly authorized officer or representative, as of the Effective Date.

                                      eROOM SYSTEM TECHNOLOGIES, INC.


                                      By:________________________________

                                      Name:______________________________

                                      Title:_____________________________



                                      ROOMSYSTEMS, INC.

                                      By:________________________________

                                      Name:______________________________

                                      Title:_____________________________



                                      eROOM SYSTEM SPE, INC.

                                      By:________________________________

                                      Name:______________________________

                                      Title:_____________________________

                                    EXHIBIT A


                                INTANGIBLE ASSETS

                                                                       EXHIBIT J


                      FORM OF BUSINESS LEASE AND EQUIPMENT
                           PURCHASE AND SALE AGREEMENT


     THIS BUSINESS LEASE AND EQUIPMENT PURCHASE AND SALE AGREEMENT (this "AGREEMENT"), is made and entered into as of this 11th day of May, 2000, by and between eRoom System Technologies, Inc., a Nevada corporation (the "SELLER") and eRoom System SPE, Inc., a Nevada corporation (the "PURCHASER").

                                    RECITALS

     WHEREAS, the Seller, the Purchaser, RoomSystems Inc. ("RSi") and AMRESCO Leasing Corporation ("ALC") are parties to the Master Business Lease Financing Agreement dated as of May 11, 2000 (the "MASTER AGREEMENT") which provides for the creation of a program (the "PROGRAM") which will consist of the following elements: (i) the Seller will originate Business Leases of Equipment to hotels and timeshares located in the United States, (ii) the purchase by the Purchaser from the Seller of the Business Leases and Equipment pursuant to this Purchase Agreement, (iii) the grant of a License by the Seller to the Purchaser to use the Equipment Intellectual Property pursuant to the License Agreement, (iv) the servicing of the Business Leases and Equipment by RSi pursuant to the Servicing Agreement, (v) the making of Lease Financing Loans by ALC to the Purchaser secured by the Pledged Assets to finance (i) - (iii) above and (vi) the disposition of the Business Leases or Lease Financing Loans through Securitizations. Capitalized terms used herein and not defined herein have the meanings assigned to such terms in the Master Agreement; and

     WHEREAS, pursuant to this Agreement, the Seller will, from time to time, sell, assign, transfer, set over and otherwise convey without recourse to the Purchaser, each Business Lease (other than the right to service such Business Lease) related to a Lease Financing Loan and each piece of Equipment related to such Business Lease.

     NOW, THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, the parties hereto mutually covenant and agree as follows:

     1.   OFFER TO SELL; ACCEPTANCE.

          (a) From time to time, the Seller shall submit an offer (an "OFFER") to sell one or more Business Leases and the Equipment related thereto (but not the right to service such Business Leases and Equipment) that meet the requirements set out in the Master Agreement to the Purchaser.

          (b) Each Offer shall be sent by the Seller to the Purchaser (with a copy to ALC) in the form attached hereto as Exhibit A.

          (c) Provided that the Offer meets the requirements set out in the Master Agreement and this Agreement (as determined by ALC pursuant to the Master Agreement), the Purchaser shall indicate its acceptance of the Offer by countersigning the Offer and returning such countersigned Offer to the Seller (with a copy to ALC).

     2. SALE AND PURCHASE OF BUSINESS LEASES AND THE EQUIPMENT LEASED THEREUNDER. From time to time on a Purchase Date the Seller shall sell, assign, transfer, set over and otherwise convey Business Leases and the Equipment leased thereunder and related to Lease Financing Loans to the Purchaser, free and clear of all liens, claims, liabilities and encumbrances, in consideration of the Purchase Price therefor (as defined in Section 3 herein), and on the terms and subject to the conditions contained in this Purchase Agreement and Master Agreement.

     3. PURCHASE PRICE. The Business Leases and the Equipment leased thereunder shall be sold, transferred and assigned to the Purchaser in consideration of the payment by the Purchaser to the Seller in an amount equal to the Loan Amount for the Lease Financing Loan related to such Business Lease (the "PURCHASE PRICE"), which sum the Purchaser shall remit to the Seller in immediately available funds at the Closing of such sale.

     4. SELLER'S REPRESENTATIONS AND WARRANTIES. The Seller represents and warrants to the Purchaser as follows:

          (a) TITLE TO BUSINESS LEASES AND THE EQUIPMENT. The Seller has good and marketable title to the Business Leases and the Equipment related thereto, free and clear of all mortgages, liens, security interests, charges, options, rights, claims or other encumbrances.

          (b) CONDITION OF ASSETS. The Equipment is free from material defects, either patent or latent, and has been maintained in accordance with normal industry practice, and is in good operating condition and repair and are suitable for the purposes for which such assets are currently used.

          (c) DUE ORGANIZATION. The Seller is a corporation duly organized, validly existing and in good standing under the laws of the state of Nevada, with full power and authority to own its properties and to carry on its business as it is now being conducted.

          (d) AUTHORITY TO EXECUTE AGREEMENT. The execution, delivery and performance of this Agreement have been duly authorized, adopted and approved by the board of directors of the Seller. The Seller has taken all necessary corporate action and has all of the necessary corporate power to enter into and perform this Agreement.

          (e) ENFORCEABILITY OF AGREEMENT. This Agreement constitutes the valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity, whether considered in a proceeding at law or in equity.

          (f) NO CONFLICT WITH CHARTER DOCUMENTS OR MATERIAL CONTRACTS. The execution, delivery and performance of this Agreement will not
               (a) result in the violation of the provisions of the Seller's Articles of Incorporation or Bylaws or any statute, law, ordinance, rule, regulation, permit, order, writ, judgment, injunction, decree or award issued, enacted or promulgated by any governmental entity or any arbitrator, (b) conflict with or result in a breach or violation of any term or provision of any material agreement to which the Seller is a party or by which the Seller is bound or affected or to which any of the Seller's properties or assets are bound or affected, or (c) otherwise adversely affect the contractual or other legal rights or privileges of the Seller.

          (g) BUSINESS OPERATED IN COMPLIANCE WITH LAW IN ALL MATERIAL RESPECTS; LITIGATION. To the Seller's knowledge, there are no violations by the Seller of any laws, statutes, ordinances, rules, regulations, orders, or requirements of any governmental agency or body having jurisdiction over the Seller, the Business Leases or the Equipment, the compliance or noncompliance with which could have a material adverse effect on the Seller. There are no actions, suits or proceedings pending or threatened, governmental or otherwise, against the Seller relating to the Business Leases or the Equipment or which would prevent or interfere with the execution and performance of this Agreement.

     5. PURCHASER'S REPRESENTATIONS AND WARRANTIES. The Purchaser hereby represents, warrants and covenants to the Seller as follows:

          (a) DUE ORGANIZATION. The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the state of Nevada, with full power and authority to own its properties and to carry on its business as it is now being conducted.

          (b) AUTHORITY TO EXECUTE AGREEMENT. The execution, delivery and performance of this Agreement have been duly authorized, adopted and approved by the board of directors of the Purchaser. The Purchaser has taken all necessary corporate action and has all of the necessary corporate power to enter into and perform this Agreement.

          (c) ENFORCEABILITY OF AGREEMENT. This Agreement constitutes the valid and binding obligation of the Purchaser enforceable against the Purchaser in accordance with its terms, EXCEPT as enforceability may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity, whether considered in a proceeding at law or in equity.

     6.   COVENANTS OF THE SELLER. Prior to the Closing, the Seller shall:

          (a) obtain all consents or approvals required in order to permit the consummation of the transaction contemplated by this Agreement and the Master Agreement;

          (b) provide for and undertake to deliver Business Leases to the Borrower; and

          (c) perform all of its obligations under this Agreement and the Master Agreement in a timely manner.

     7. COVENANT OF THE PURCHASER. The Purchaser will perform all of its obligations under this Agreement and the Master Agreement in a timely manner.

     8. CONDITIONS TO OBLIGATIONS OF THE SELLER. The obligation of the Seller to consummate the transactions contemplated by this Agreement and the Master Agreement is subject to the satisfaction of the following conditions:

          (a) REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Purchaser contained in this Agreement and the Master Agreement shall be true and correct in all respects on the date of this Agreement and on the related Purchase Date as though made on and as of the related Purchase Date, if the related Purchase Date is not the date of this Agreement.

          (b) PERFORMANCE OF OBLIGATIONS OF THE PURCHASER. Prior to or on the related Purchase Date, the Purchaser shall have performed or complied with in all respects all covenants and agreements required to be performed or complied with by or under this Agreement and the Master Agreement.

          (c) AUTHORIZATION. All action necessary to authorize the execution, delivery and performance of this Agreement by the Purchaser and the consummation of the transaction contemplated hereby shall have been duly and validly taken by the Purchaser.

          (d) PAYMENT OF PURCHASE PRICE. The Purchaser shall have caused the Purchase Price to be paid, and have delivered, or caused to be delivered all closing documents, as set forth in Section 11 herein, at the Closing.

     9. CONDITIONS TO OBLIGATIONS OF PURCHASER. The obligation of the Purchaser to consummate the transactions contemplated by this Agreement and the Master Agreement is subject to the satisfaction of the following conditions:

          (a) REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Seller contained in this Agreement and the Master Agreement shall be true and correct in all respects on the date of this Agreement and on the related Purchase Date as though made on and as of the related Purchase Date, if the related Purchase Date is not the date of this Agreement.

          (b) PERFORMANCE OF OBLIGATIONS OF THE SELLER. The Seller shall have performed or complied with in all respects all covenants and agreements required to be performed or complied with by it under this Agreement and the Master Agreement prior to or at the Closing.

          (c) AUTHORIZATION. All action necessary to authorize the execution, delivery and performance of this Agreement by the Seller and the consummation of the transactions contemplated hereby shall have been duly and validly taken by the Seller.

     10. MUTUAL CONDITION. The obligations of the Seller and the Purchaser to consummate the transaction contemplated by this Agreement are subject to the satisfaction of the mutual condition that, on each Purchase Date, no action, suit or proceeding shall be pending or threatened before any court or governmental agency in which damages or other relief in connection with this Agreement or the consummation of the transaction contemplated hereby is sought from the Seller or the Purchaser.

     11.  CLOSING.

          (a) TIME. Unless this Agreement has been terminated in accordance with its terms, the Closing for the consummation of the transaction contemplated by this Agreement (the "CLOSING") shall take place on the date hereof or as soon thereafter as practicable. The date specified for the sale of a Business Lease and related Equipment in an Offer is the "PURCHASE DATE" for such Business Loan and related Equipment.

          (b) CLOSING DOCUMENTS TO THE PURCHASER. On each Purchase Date, the Seller shall have duly executed a bill of sale in substantially the form of Exhibit B hereto transferring to the Purchaser all of the Seller's right, title and interest in the related Business Lease and Equipment related thereto.

          (c) CLOSING DOCUMENTS TO THE SELLER. On each Purchase Date, the Purchaser shall deliver to the Seller payment, in immediately available funds, in the amount of the Purchase Price.

     12. TERMINATION. This Agreement may be terminated by either party hereto prior to the Closing upon the mutual written consent of the parties hereto or upon written notice to the other party if:

          (a) Any of the representations or warranties of the other party contained herein is inaccurate in any material respect;

          (b) Any obligation to be performed by the other party is not performed during the period specified, or at or prior to the date specified herein for such performance; or

          (c) Any condition to the obligation to perform this Agreement of the party seeking to terminate the same has not been satisfied or complied with by the related Purchase Date or the date specified herein for such satisfaction or compliance; and

     any such inaccuracy, failure of performance or non-satisfaction of or non-compliance with a condition, (i) if it is capable of being cured, has not been cured within fifteen (15) days after written demand therefor, or (ii) has not been waived by the party seeking to terminate this Agreement.

     13.  MISCELLANEOUS.

          (a) SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS. All representations, warranties and covenants in this Agreement shall survive investigation by the parties hereto as well as the Closing contemplated hereby.

          (b) NO WAIVER. The failure or delay of either party to exercise its rights under this Agreement or to complain of any act, omission or default on the part of the other party, no matter how long the same may continue, or to insist upon the strict performance of any of the terms or provisions herein, shall not be deemed or construed to be a waiver by such party of its rights under this Agreement or a waiver of any subsequent breach or default of the terms or provisions of this Agreement.

          (c) HEADINGS. The headings or captions of each section herein have been inserted for the purpose of convenience of reference only, and such headings or captions are not a part of this Agreement and shall not be deemed in any manner to modify, explain, enlarge or restrict any of the provisions of this Agreement.

          (d) SEVERABILITY. If any provision or provisions of this Agreement, or any portion of any provision hereof or thereof, shall be deemed invalid or unenforceable pursuant to a final determination of any arbitrator or court of competent jurisdiction, or as a result of future legislative action, such determination or action shall be construed so as not to affect the validity or effect of any other portion hereof or thereof, unless, as a result of such determination or action, the consideration to be received or enjoyed by any party hereto would be materially impaired or reduced.

          (e) NOTICES. Any notice, request, instruction or other document to be given hereunder by any party hereto shall be in writing and delivered personally, by facsimile transmission, or sent by commercial expedited delivery service or registered or certified mail, addressed as follows:

          IF TO THE SELLER:



                           eRoom System Technologies, Inc.

                           3770 Howard Hughes Parkway

                           Suite 175

                           Las Vegas, Nevada  89109

                           Attention:  Steven L. Sunyich and Gregory L. Hrncir

                           Facsimile Number:  (702) 792-2403

          IF TO THE PURCHASER:



                           eRoom System SPE, Inc.

                           3770 Howard Hughes Parkway

                           Suite 175

                           Las Vegas, Nevada  89109

                           Attention:  Steven L. Sunyich and Gregory L. Hrncir

                           Facsimile Number:  (435) 628-8611


          (f) GOVERNING LAW; WAIVER OF JURY TRIAL; CONSTRUCTION; CONSENT TO JURISDICTION. The provisions of Section 12.3 and 12.8 of the Master Agreement are hereby incorporated into this Agreement by reference to the fullest extent as if such Sections were set forth in their entirety herein.

          (g) FURTHER ASSURANCES. The Seller and the Purchaser each agree to execute and deliver at or after the Closing such other instruments and documents as shall be reasonably necessary for the implementation and consummation of the transactions contemplated by this Agreement.

          (h) COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be an original, but both of which shall constitute one agreement.

          (i) ARM'S LENGTH CONTRACT. This Agreement has been negotiated "at arms length" by the parties hereto, each represented by counsel of its choice and each having an equal opportunity to participate in the drafting of the provisions hereof. Accordingly, in construing the provisions of this Agreement neither party shall be presumed or deemed to be the "drafter" or "preparer" of the same.

     14. THIRD PARTY BENEFICIARIES. The parties hereto acknowledge that ALC is an express intended third party beneficiary hereof entitled to enforce all rights of any party hereto hereunder as if it were actually a party hereto.

                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the Seller and the Purchaser have duly executed this Agreement as of the day and year first above written.

     eROOM SYSTEM TECHNOLOGIES, INC.


     By:___________________________________
     Its:


     eROOM SYSTEM SPE, INC.


     By:___________________________________
     Its:

                                    EXHIBIT A

                                  FORM OF OFFER


eRoom System SPE, Inc.
3770 Howard Hughes Parkway
Suite 175
Las Vegas, Nevada  89109
Attn:

                  Re:      Offer to Sell Business Leases and Equipment

Ladies and Gentlemen:

     This is an Offer, as defined in the Business Lease and Equipment Purchase and Sale Agreement, dated May 11, 2000 between eRoom System SPE, Inc. (the "Purchaser") and eRoom System Technologies, Inc. (the "Seller").

     We hereby offer to sell to you the Business Leases and Equipment (but not the right to service such Business Leases and Equipment) listed on the attached schedule.

     The Purchase Price for the Business Leases and Equipment subject to this Offer is $______ (the Loan Amount for the Lease Financing Loan related to such Business Leases as provided in the Master Business Lease Financing Agreement, dated May 11, 2000, among the Purchaser, the Seller, AMRESCO Leasing Corporation and RoomSystems, Inc.).

     Please indicate your acceptance of this Offer by countersigning the Offer at the space indicated below.

Sincerely,

eRoom System Technologies, Inc.


By:_____________________________________
   Name:
   Title:

ACKNOWLEDGED AND ACCEPTED:

eRoom System SPE, Inc.

By:_____________________________________
   Name:
   Title:

cc:      AMRESCO Leasing Corporation
         412 East ParkCenter Blvd.
         Suite 300
         Boise, Idaho  83706
         Attn:  William C. Cole

                                                                       EXHIBIT B

                              FORM OF BILL OF SALE

                                                                       EXHIBIT L

                   FORM OF STOCK PLEDGE AND SECURITY AGREEMENT

     THIS STOCK PLEDGE AND SECURITY AGREEMENT dated as of May 11, 2000 (the "AGREEMENT") by and among eRoom System Technologies, Inc., a Nevada corporation having an office at 3770 Howard Hughes Parkway, Las Vegas, Nevada 89109 ("eROOM"), RoomSystems, Inc., a Nevada corporation with its business located at 390 North 3050E, St. George, Utah 84790 ("RSi") and AMRESCO Leasing Corporation, a Nevada corporation (the "LENDER").

                              W I T N E S S E T H:

     To secure the obligations of the Borrower under Loan Pool #____ created under that certain Master Business Lease Financing Agreement dated as of May 11, 2000 (the "MASTER AGREEMENT") among RSi, the Lender, eRoom System SPE, Inc. (the "BORROWER") and eROOM, eROOM hereby grants and conveys to the Lender a security interest in and to all of the issued and outstanding shares of the common stock of RSi now owned or hereafter acquired by eROOM, including without limitation, the shares described in EXHIBIT "A" hereto, together with any and all proceeds or other sums arising from or by virtue of, and all dividends and distributions (cash or otherwise) payable and/or distributable with respect to, all or any of the shares described above; and all cash, securities, dividends, and other property at any time and from time to time receivable or otherwise distributed in respect of or in exchange for any or all of the shares described above and any other property substituted or exchanged therefor (collectively, the "STOCK COLLATERAL"). Capitalized items used herein and not defined herein shall have the respective meanings assigned to such terms in the Master Agreement.

     1. GRANT. eRoom hereby grants and conveys to the Lender a security interest in all of the Stock Collateral (the "SECURITY INTEREST").


     2. WARRANTY; PARI PASSU. eRoom hereby warrants and represents that except for the security interest granted hereby, the Stock Collateral is legally and equitably owned by eRoom free and clear of any and all liens, security interests, claims, charges and other encumbrances whatsoever other than any of the security interest granted by eRoom to the Lender pursuant to similar Stock Pledge and Security Agreements relating to the other Loan Pools with which the security interest created hereby shall be considered to be PARI PASSU in right with all other such pledges and security interests.

     3. REPRESENTATIONS AND WARRANTIES; RELATED COVENANTS. eRoom represents, warrants, covenants and agrees to and with the Lender that: (a) eRoom is the legal and beneficial owner of the Stock Collateral issued by RSi and at the time of creation or acquisition of any additional shares, eRoom will be the legal and beneficial owner of such additional shares; (b) the Stock Collateral currently issued by RSi is duly authorized and issued, fully paid and non-assessable, and all documentary, stamp or other taxes or fees owing in connection with the issuance, transfer and/or pledge thereof have been paid; (c) no dispute, right of setoff, counterclaim or defense exists with respect to all or any part of the Stock Collateral; (d) the Stock Collateral is free and clear of all liens, mortgages, pledges, charges, security interests or other encumbrances, options, warrants, puts, calls and other rights of third persons, and restrictions, other than (i) the Security Interest, and (ii) restrictions on transferability imposed by applicable state and federal securities laws; (e) eRoom has full right and authority to pledge the Stock Collateral for the purposes and upon the terms set out herein, and the execution, delivery and performance of this Agreement are not in contravention of any indenture, agreement or undertaking to which eRoom is a party or by which eRoom is bound; (f) certificates representing the Stock Collateral issued by RSi have been delivered to Lender, together with a duly executed blank stock power with signatures guaranteed, for each certificate; (g) the Stock Collateral described on EXHIBIT "A" constitutes all of the issued and outstanding capital stock of RSi; (h) RSi has not issued, and there are not outstanding, any options, warrants or other rights in favor of eRoom to acquire capital stock of RSi.

     4. STOCK COLLATERAL COVENANTS. Until such time as all the Notes issued under the Master Agreement are repaid in full, eRoom covenants and agrees as follows:

          (a) To pay and perform and cause the Borrower to pay and perform, all of their obligations under the Master Agreement according to its terms.

          (b) To defend all right and title to the Stock Collateral against any and all claims and demands whatsoever.

          (c) To retain legal and beneficial ownership of the Stock Collateral and not to sell, exchange, assign, loan, deliver, pledge, hypothecate or otherwise dispose of the Stock Collateral or any portion thereof without the prior written consent of the Lender.

          (d) To keep the Stock Collateral free and clear of all liens, charges, encumbrances, taxes and assessments, and to pay when due all taxes, payments, and/or assessments in any way relating to the Stock Collateral or any part thereof.

     5.   ADDITIONAL COVENANTS.

          (a) Further Acts, Assurances. eRoom covenants and agrees to, from time to time, promptly execute and deliver to the Lender all such other assignments, certificates, supplemental writings and financing statements as the Lender requests in order to perfect or evidence the Security Interest. eRoom further agrees that if eRoom shall at any time acquire any additional shares of the capital stock of any class of RSi, and whether such acquisition shall be by purchase, exchange, reclassification, dividend or otherwise eRoom shall forthwith (and without the necessity for any request or demand by the Lender) deliver the certificates representing such shares to the Lender, in the same manner and with the same effect as described herein. Upon delivery, such shares shall thereupon constitute Stock Collateral and shall be subject to the Security Interest herein created, for the purposes and upon the terms and conditions set forth in this Agreement, the Master Agreement, the Notes and the other Operative Documents.

          (b) Inspection. eRoom shall allow the Lender to inspect all records of eRoom and RSi relating to the Stock Collateral, and to make and take away copies of such records during normal business hours.

          (c) Changes. eRoom and RSi shall promptly notify the Lender of any material change in any fact or circumstance warranted or represented by eRoom in this Agreement or in any other writing furnished by eRoom to the Lender in connection with the Stock Collateral.

          (d) Claims. eRoom and RSi shall promptly notify the Lender of any claim, action or proceeding affecting title to the Stock Collateral, or any part thereof, or the Security Interest, and at the request of the Lender, shall appear in and defend, at it or their expense, any such action or proceeding.

          (e) Costs. eRoom and RSi shall promptly pay to the Lender the amount of all reasonable costs and expenses of the Lender (or its assigns), including, but not limited to, attorneys' fees, incurred by the Lender (or its assigns) in connection with this Agreement and the enforcement of the rights of the Lender hereunder.

          (f) No Other Stock. RSi shall not issue any other shares of common or other stock of RSi to any party.

     6. CONVERSIONS; ETC. Should the Stock Collateral, or any part thereof, ever be in any manner converted by RSi into another property of the same or another type or any money or other proceeds ever be paid or delivered to eRoom as a result of eRoom's rights in the Stock Collateral, then in any such event (except as otherwise provided herein), all such property, money and other proceeds shall be and/or become part of the Stock Collateral, and eRoom covenants forthwith to pay or deliver to the Lender all of the same which is susceptible of delivery; and at the same time, if the Lender deems it necessary and so requests, eRoom will properly endorse or assign the same to the Lender. Without limiting the generality of the foregoing, eRoom hereby agrees that the shares of capital stock of the surviving corporation in any merger or consolidation involving RSi or any of the Stock Collateral shall be deemed to constitute the same property as the Stock Collateral. With respect to any such property of a kind requiring an additional security agreement, financing statement or other writing to perfect a security interest therein in favor of the Lender, eRoom will forthwith execute and deliver to the Lender whatever the Lender shall deem necessary or proper for such purpose.

     7. EVENTS OF DEFAULT. For the purposes of this Agreement, each of the following shall constitute a "STOCK PLEDGE AGREEMENT EVENT OF DEFAULT" by eRoom:

          (a) The occurrence of an Event of Default or an Event of Acceleration under the Master Agreement.

          (b) Failure by eRoom to comply with or perform any provision of this Agreement.

          (c) Subjection of all or any part of the Stock Collateral to levy of execution or other judicial process.

     8. REMEDIES UPON DEFAULT. Upon the occurrence of any Stock Pledge Agreement Event of Default and at the option of the Lender, in addition to any rights, remedies and privileges which the Lender may have under the Master Agreement, the Lender also shall have all of the rights, remedies and privileges with respect to repossession, retention and sale of the Stock Collateral and disposition of the proceeds as are accorded to the Lender by the applicable sections of the UCC.

     9. EXERCISING SHAREHOLDER RIGHTS AFTER THE OCCURRENCE OF A STOCK PLEDGE AGREEMENT EVENT OF DEFAULT. Upon the occurrence and during the continuance of a Stock Pledge Agreement Event of Default, the Lender, without the consent of eRoom, may;

          (a) At any time vote or consent in respect of any of the Stock Collateral and authorize any Stock Collateral to be voted and such consents to be given, ratify and waive notice of any and all meetings, and take such other action as shall seem desirable to the Lender, in its discretion, to protect or further the interest of the Lender in respect of any of the Stock Collateral as through it were the outright owner thereof, and, RST hereby irrevocably constitutes and appoints the Lender its sole proxy and attorney-in-fact, with full power of substitution to vote and act with respect to any and all Stock Collateral standing in the name of eRoom or with respect to which eRoom is entitled to vote and act. The proxy and power of attorney herein granted are coupled with interest, are irrevocable, and shall continue throughout the term of this Agreement;

          (b) In respect of any Stock Collateral, join in and become a party to any plan of recapitalization, reorganization or readjustment (whether voluntary or involuntary) as shall seem desirable to the Lender in respect of any such Stock Collateral, and deposit any such Stock Collateral under any such plan; make any exchange, substitution, cancellation or surrender of such Stock Collateral required by any such plan and take such action with respect to any such Stock Collateral as may be required by any such plan or for the accomplishment thereof; and no such disposition, exchange, substitution, cancellation or surrender shall be deemed to constitute a release of Stock Collateral from the Security Interest of this Agreement;

          (c) Receive all payments of whatever kind made upon or with respect to any Stock Collateral; and

          (d) Transfer into its name, or into the name or names of its nominee or nominees, all or any of the Stock Collateral.

     10.  GENERAL PROVISIONS.

          (a) The Lender may exercise its rights with respect to the Stock Collateral held hereunder without being obligated to consider or take notice of any right of contribution, reimbursement, subrogation or marshaling of assets which any of the RSi Parties may have or claim to have against any person or persons or with respect to any other collateral. No delay or omission on the part of the Lender in exercising any right hereunder shall operate as a waiver of such right or any other right under this Agreement. A waiver on any one occasion shall not be construed as a bar to or waiver of any right and/or remedy on any future occasion.

          (b) The Lender shall have no duty as to the collection or protection of the Stock Collateral held hereunder or of any income thereon, or as to the preservation of any rights pertaining thereto, beyond the safe custody of the Stock Collateral.

          (c) The Lender may assign this Agreement and, if assigned, the assignee shall be entitled to performance of all of eRoom's and RSi's obligations and agreements hereunder, and the assignee shall also be entitled to all of the rights and remedies of the Lender hereunder.

          (d) The terms, warranties and agreements contained in this Agreement shall bind and inure to the benefit of the respective parties hereto, and their respective legal representatives, successors and assigns.

          (e) This Agreement may not be changed orally, but may be changed only by an agreement in writing signed by the parties against whom enforcement of any waiver, change, modification or discharge is sought.

          (f) The provisions of Sections 12.3 and 12.8 of the Master Agreement are hereby incorporated into this Agreement by this reference to the fullest extent as if such Sections were set forth in their entirety herein.

          (g) Notices to either party shall be in writing and shall be delivered personally or by mail addressed to the party at the address herein set forth or otherwise designated in writing.

     11. WAIVERS. Except for any notices required under the Master Agreement, eRoom hereby waives diligence, presentment, demand, protest and notice of any kind whatsoever in respect of the Notes (including, without limitation, notice of intent to accelerate and of acceleration), as well as any requirement that the Lender or any other holder of the Notes exhaust any right or remedy or take any action in connection with the Notes or any of the other Operative Documents before exercising any right or remedy under this Agreement. The obligations of eRoom hereunder shall not be affected or impaired by reason of the happening from time to time of any of the following, although without notice to or the consent of eRoom:

          (a) the renewal or extension of the maturity of or the acceptance of partial payments with respect to any and all amounts due and owing under the Notes or any other Operative Document, or any part thereof;

          (b) the alteration in any manner of the terms of any of the Notes, Operative Documents or any part thereof either as to the maturities thereof, rates of interest, methods of payment, parties thereto or otherwise;

          (c) the waiver by the Lender or any other holder of the Notes of the performance or observance by any of the RSi Parties of any of their agreements, covenants, terms or conditions contained in the Notes or in any of the other Operative Documents;

          (d) the voluntary or involuntary liquidation, dissolution, sale of all or substantially all of the assets, marshalling of assets and liabilities, receivership, conservatorship, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, winding up, or other similar proceedings affecting any RSi Party;

          (e) the release by operation of law or otherwise of any of the other obligors from the performance or observance of any of the agreements, covenants, terms or conditions contained in the Notes or in any of the other Operative Documents; or

          (f) the release of any security for the Notes, whether under the Master Agreement, this Agreement or any of the other Operative Documents.

     IN WITNESS WHEREOF, the parties have respectively signed these presents as of the day and year first above written.


eROOM SYSTEM TECHNOLOGIES, INC.,

By: ___________________________
Name:
Its:


ROOMSYSTEMS, INC.

By: ___________________________
Name:
Its:

AMRESCO LEASING CORPORATION

By: ___________________________
Name:
Its:

                                    EXHIBIT A


                            LIST OF STOCK COLLATERAL




NUMBER OF SHARES               CLASSIFICATION               CERTIFICATE NO.

                                                                       EXHIBIT M

                                           FORM OF PLEDGE AND SECURITY AGREEMENT




================================================================================

                          PLEDGE AND SECURITY AGREEMENT

                                  by and among

                             eRoom System SPE, Inc.,
                         eRoom System Technologies, Inc.

                                       and
                                RoomSystem, Inc.

                                   in favor of

                          AMRESCO LEASING CORPORATION,
                                as Secured Party



================================================================================

     PLEDGE AND SECURITY AGREEMENT (this "SECURITY AGREEMENT"), dated May 11, 2000, by eRoom System SPE, Inc. (the "BORROWER"), eRoom System Technologies, Inc. ("eRoom") and RoomSystem, Inc. ("RSi"; and collectively with eRoom and the Borrower, the "eROOM PARTIES"), in favor of AMRESCO LEASING CORPORATION, a Nevada corporation (together with its successors and assigns, the "SECURED PARTY").

                             PRELIMINARY STATEMENTS

     A. During the life of Loan Pool #____ created on the date hereof, the Secured Party will make certain lease financing loans (each a "LEASE FINANCING LOAN" and, collectively, the "LEASE FINANCING LOANS") to the Borrower reflected in the Lease Financing Notes to the Secured Party (the "LEASE FINANCING NOTES"), in a form prepared by and acceptable to Secured Party, which Lease Financing Notes will evidence the Borrower's obligation, INTER ALIA, (i) to repay the Lease Financing Loans and (ii) to pay interest and other amounts as set forth therein.

     B. It is a condition to the making of the Lease Financing Loans, that the Borrower shall have executed and delivered this Security Agreement whereby the Borrower, in order to provide security for the full payment when due of all amounts payable under the Lease Financing Notes related to the Loan Pool, shall pledge and grant to the Secured Party a security interest in the collateral described herein.

     C. The Parties hereto anticipate that the Lease Financing Notes, may, at some time in the future, be amended, restated and consolidated into a Credit Enhancement Note pursuant to Section 2.15 of the Master Agreement. The Parties acknowledge and agree that following such amendment, restatement and consolidation, the security interest in the collateral described herein shall continue to provide security for the full payment of all amounts payable under such Credit Enhancement Note.

     NOW THEREFORE, in consideration of the foregoing and in order to induce the Secured Party to make the Lease Financing Loans available to the Borrower and for other good and valuable consideration, the receipt and sufficiency of which the eRoom Parties hereby acknowledge, the eRoom Parties and the Secured Party agree as follows:

                                    ARTICLE I

                           DEFINITIONS AND OTHER TERMS

     Section 1.1 DEFINED TERMS. The following terms shall have the meanings herein specified unless the context otherwise requires. All terms not otherwise defined herein shall have the meaning accorded to such terms in the Master Business Lease Financing Agreement dated as of May 11, 2000, among the Secured Party, the Borrower, eRoom and RSi (the "MASTER AGREEMENT"). All terms defined in the singular will have the same meaning when used in the plural and vice versa.

          "CODE" means the Internal Revenue Code of 1986 as amended.

          "COLLATERAL" has the meaning ascribed to such term in Section 2.1.

          "DEFAULT RATE" has the meaning ascribed to such term in the related Note.

          "FINANCING STATEMENTS" means the UCC financing statements, prepared by Secured Party, and delivered to Borrower and which Borrower must execute and deliver to Secured Party as a condition under the Loan Documents.

          "LEASE FINANCING LOAN" and "LEASE FINANCING LOANS" have the meanings ascribed to such terms in the preliminary statements of this Security Agreement.

          "LOAN DOCUMENTS" means the Notes, this Security Agreement and any guarantee, mortgage, deed of trust or other instrument, agreement, certificate or other writing, now or hereafter executed and delivered in connection with the Notes or the Obligations.

          "MASTER AGREEMENT" shall have the meaning set out in the preamble to this Section 1.1.

          "OBLIGATIONS" means each and every obligation, covenant, agreement, indebtedness and liability of the Borrower to the Secured Party evidenced by, arising under or in connection with any of the Notes related to the Loan Pool (including, without limitation, indebtedness, obligations and liabilities in respect of principal, interest, the Make Whole Premium, the Credit Enhancement Amount and the Scheduled Monthly Credit Enhancement Obligation Payments for each of the related Lease Financing Loans), this Security Agreement, or any other Loan Document, and any future advances thereon, renewals, extensions, modifications, amendments, substitutions and consolidations thereof, including the Borrower's obligations to pay (or reimburse the Secured Party for) all costs and expenses (including attorneys fees and disbursements) incurred by the Secured Party in obtaining, maintaining, protecting and preserving its interest in the Collateral or its security interest therein, foreclosing, retaking, holding, preparing for sale or lease, selling or otherwise disposing or realizing on the Collateral or in exercising its rights hereunder or as a secured party under the UCC, any other applicable law, regulation or rule or this Security Agreement, including interest on such costs and expenses which shall accrue at the rate of eight percent (8%) per annum, and all other indebtedness, obligations and liabilities of any kind of the Borrower to the Secured Party, now or hereafter existing (including future advances whether or not pursuant to commitment), arising directly between the Borrower and the Secured Party relating to the Loan Documents, whether absolute or contingent, joint and/or several, secured or unsecured, due or not due, contractual or tortious, liquidated or unliquidated, arising by operation of law or otherwise, or direct or indirect, and whether incurred by the Borrower as principal, surety, endorser, guarantor, accommodation party or otherwise.

          "PROCEEDS" shall mean "proceeds" as such term is defined in the UCC or under other relevant law and shall include, but shall not be limited to, (a) any and all proceeds of any insurance (insuring the Collateral or otherwise required to be maintained hereunder, including return of unearned premium), indemnity, warranty or guaranty payable to the Secured Party or Borrower from time to time, and claims for insurance, indemnity, warranty or guaranty effected or held for the benefit of the Borrower, with respect to any of the Collateral, (b) any and all payments (in any form whatsoever) made or due and payable to the Borrower from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority (or any person acting under color of governmental authority) and (c) any and all interest, income, dividends, distributions and earnings on the Collateral or other monies, revenues or other amounts derived from the Collateral.


          "UCC" means the Uniform Commercial Code (or any comparable law) in effect in any relevant jurisdiction the laws of which govern the perfection of security interests hereunder.

     Section 1.2 RULES OF CONSTRUCTION. When used in this Security Agreement:
(a) "or" is not exclusive; (b) a reference to a law includes any amendment or modification of such law; (c) a reference to a Person includes its permitted successors and permitted assigns; and (d) a reference to an agreement, instrument or document shall -, include such agreement, instrument or document as the same may be amended, modified or supplemented from time to time in accordance with its terms.

                                   ARTICLE II

                               SECURITY INTERESTS

     Section 2.1 PLEDGE AND GRANT OF SECURITY INTEREST. As collateral security for the prompt and complete payment and performance when due of all of the Obligations, the Borrower hereby pledges and grants to the Secured Party, a continuing security interest in, and Lien on, all of the Borrower's right, title and interest in and to all of the Pledged Assets related to the Loan Pool including (without limitation) the following (collectively, the "COLLATERAL"):

          (a) any and all Business Leases included in all Transaction Submission Packages submitted to the Secured Party pursuant to the Master Agreement and related to the Loan Pool and all of the Borrower's right, title and interest in, to and under any contracts, including any security agreements, or other documents executed by, or in favor of, the Borrower in connection therewith;

          (b) any and all Refreshment Centers and Equipment related to any of the Business Leases related to the Lease Financing Loans in such Loan Pool;

          (c) the Collected Funds, the Custodial Account, the Loan Payment Account, the Loss Reserve Account, the Property Tax Reserve Account and any other bank or similar accounts related to the Loan Pool in the name, or held for the benefit of, the Borrower or the Secured Party and all amounts on deposit therein;

          (d)  the Licenses;

          (e) all additions, accessions, replacements, substitutions and improvements to any of the foregoing; and

          (f) any and all Proceeds of the foregoing, including all insurance payments (whether or not the Secured Party is the loss payee thereof).

Without limiting the generality of the foregoing, (x) this Agreement also secures the payment of all amounts which constitute part of the Obligations and would be owed by the Borrower to the Secured Party but for the fact they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Borrower and (y) the Liens created hereby with respect to the Licenses shall be pari passu with the Lien granted to the Secured Party on such Licenses in connection with other Loan Pools.

     Section 2.2 SECURITY INTEREST ABSOLUTE. All rights of the Secured Party and the security interests hereunder shall be absolute and unconditional irrespective of:

          (a) any change in the time, manner, amount or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Notes or any other Loan Document;

          (b) any exchange, release or nonperfection of all or any part of the Collateral or any other collateral, or any release from, amendment to, waiver of or consent to departure from any guaranty, for all or any of the Obligations; or

          (c) to the fullest extent permitted by law, any other circumstances which might otherwise constitute a defense available to, or a discharge of, the Borrower or a third party pledgor.

                                   ARTICLE III

                    REPRESENTATIONS, WARRANTIES AND COVENANTS

     Section 3.1 REPRESENTATIONS AND WARRANTIES. Each of the eRoom Parties hereby represents and warrants that the representations and warranties of such eRoom Party set out in the Master Agreement are true and correct in all material respects as of the date hereof and each eRoom Party hereby restates such representations and warranties in full.

     Section 3.2 CHIEF EXECUTIVE OFFICE; LOCATION.

          (a) The chief executive office of the Borrower is located at 3770 Howard Hughes Parkway, Suite 175, Las Vegas, Nevada 89109.

          (b) The Borrower will neither change its name, federal tax payor identification number, or its chief executive office, nor the location of its business, property or assets (including the Collateral), nor assume a different name, nor conduct its business or affairs under any other name or in any other location, nor merge, consolidate, or change its corporate structure (whether by stock sale, issuance, purchase or otherwise), nor change its use of any item of Collateral, without in each instance providing the Secured Party with not less than ten (10) days prior written notice of the proposed action and specifying within such notice and with reasonable clarity and particularity the timing and nature of such proposed action. Additionally, the Borrower shall provide such other information in connection with the proposed action as the Secured Party may reasonably request and shall have taken all action, reasonably satisfactory to the Secured Party, to maintain the security interest of the Secured Party in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect.

     Section 3.3 NO CONSENT REQUIRED. Except for the filing of the Financing Statements in the locations set forth on Exhibit A hereto, no consent of any other Person and no authorization, approval or other action by and no notice to or filing with, any court, government, agency or regulatory authority is required (a) for the grant by the Borrower of the pledge and security interest granted hereby or for the execution, delivery or performance of this Security Agreement, the Notes and other Loan Documents or (b) for validity, perfection or maintenance of the pledge, lien and security interest created hereby.

     Section 3.4 TITLE TO THE COLLATERAL. The Borrower has and will maintain good and marketable title to the Collateral (excluding the stock of RSi pledged by eRoom to the Secured Party pursuant to the Stock Pledge Agreement), free of all Liens (other than Permitted Liens and the security interest granted to the Secured Party hereunder).

     Section 3.5 NO LIENS. With respect to each Lease Financing Loan, there is no Lien (including any federal or state tax lien), suit (including any action, proceeding, or other litigation pending, or to the Borrower's knowledge, threatened) or judgment (including any award, injunction, order) filed with, registered, indexed or recorded in any public office, court, arbitration panel, administrative agency or regulatory authority (or intended so to be), directly or indirectly, identifying or encumbering or covering or involving the Collateral or which could have a material adverse effect on the Borrower or the Borrower's ability to perform its Obligations other than Permitted Liens or Liens that will be removed on or prior to the Funding Date of such Lease Financing Loan. Other than the security interest granted to the Secured Party hereunder and the Permitted Liens, the Borrower has not and, without the prior written consent of the Secured Party, will not enter into any agreement or understanding or take, permit or suffer to exist any action (including the filing of a financing statement, agreement, pledge, mortgage, notice or registration) or event (whether by operation of law or otherwise) for the purpose of, or that may have the effect of, directly or indirectly, (a) granting a Lien on (including any state of federal tax Lien), pledging, transferring, assigning, selling, disposing of, or encumbering any Collateral, any interest therein or rights pertaining thereto or involving the Borrower, or (b) changing, modifying, supplementing, or increasing the amount of credit, loans, indebtedness or value secured by the Permitted Liens, if any, or the amount, property or assets encumbered thereby.

     Section 3.6 MAINTENANCE OF COLLATERAL AND BUSINESS. At the Borrower's sole cost and expense, the Borrower shall (a) keep, use, operate and maintain the Collateral and (b) not do or suffer to be done any act whereby the value of the Collateral or any part or interest therein may be lessened in any material respect. The Borrower shall notify the Secured Party promptly of any actual or threatened destruction or material damage or impairment of any component of the Collateral or if Borrower receives a notice of violation from any governmental entity or agency.

     Section 3.7 PERFECTED SECURITY INTEREST. This Security Agreement and the grant and transfer of the Collateral hereunder creates a valid and enforceable security interest in the Collateral. Upon filing of the Financing Statements in the locations set forth on Exhibit A hereto, such security interest will be perfected and subject to no prior or equal security interest other than and only to the extent of the Permitted Liens. The execution and filing of the Financing Statements has been duly authorized by all appropriate action on the part of the Borrower (and any other Person named as debtor therein) and the Borrower (and any other Person named as debtor therein) has duly executed the Financing Statements.

     Section 3.8 NO VIOLATION; INDEMNITY. The Borrower has not and shall not acquire, obtain, make, manufacture, produce, operate, hold, possess, maintain, use, sell, transfer, grant, pledge, or dispose of (for purposes of this Section 3.8, collectively "the Borrower's use") any of its securities, property or assets (including any proceeds of the Lease Financing Loans and the Collateral) in violation of any statute, law, rule, ordinance, regulation, policy, procedure, injunction, award, decree, judgment, contract, agreement, understanding, or right or interest of any other Person (for purposes of this Section 3.8, each such event a "violation"), and to the Borrower's knowledge no such violation has been made by any other Person and no basis for a claim of any such violation exists. The Borrower shall indemnify and hold the Secured Party harmless from and against any such violation, and any other loss, liability, damage, cost or expense whatsoever (including attorneys' fees and disbursements) arising out of or in connection with the Borrower's use of any of its securities, property or assets (including any proceeds of the Lease Financing Loans and the Collateral).

     Section 3.9 INSPECTION. The Borrower shall allow the Secured Party, its agents and representatives, from time to time, to inspect the Collateral and the Borrower's books and records pertaining thereto and the Borrower will assist (and permit abstracts and photocopies of the Borrower's books and records to be taken and retained by) the Secured Party, its agents and representatives in making any such inspection.

     Section 3.10 INSURANCE. At the Borrower's sole cost and expense, the Borrower shall maintain the insurance required in the Master Agreement. In addition to the foregoing, the Borrower shall:

          (a) (i) keep the Collateral insured against loss or damage by fire, theft, collision and other hazards as may be required by the Secured Party and by policies of fire, extended coverage and other insurance with such company or companies, in such amounts (and, with respect to policies required for property, fire and flood insurance in an amount not less than the lesser of (A) the replacement value of new Equipment that is substantially similar to the Equipment lost or damaged, and (B) the Loan Amount payable under the Note, as may be required by the Secured Party, but in no event less than the minimum amount required to prevent the imposition of any coinsurance requirement on the insured, (ii) maintain liability insurance of not less than one million dollars, and (iii) maintain business interruption insurance with scope and coverage reasonably satisfactory to the Secured Party;

          (b) cause all insurance policies required hereunder or under the Master Agreement (i) to be maintained by providers either (A) having ratings of not less than B++ from A.M. Best Company Inc. (or comparable ratings from a comparable rating agency) or (B) who, if not so rated, have been approved by the Secured Party and (ii) to contain a standard lender's loss payable endorsement or mortgagee's endorsement providing for payment directly to the Secured Party and/or its designees and to provide for a minimum of thirty (30) days notice to the Secured Party prior to cancellation or modification or nonrenewal;

          (c) timely pay all premiums, fees and charges required in connection with all of its insurance policies and otherwise continue to maintain such policies in full force and effect;

          (d) promptly deliver the insurance policies, certificates (and renewals) thereof or other evidence of compliance herewith to the Secured Party; and

          (e) promptly notify the Secured Party of any loss covered by such insurance policies and allow the Secured Party to join the Borrower in adjusting any loss in excess of $20,000.

     Section 3.11 ACCURACY OF INFORMATION. All information, reports, statements and financial and other data furnished (or hereafter furnished) by the Borrower to the Secured Party, its agents or representatives hereunder or in connection with the Borrower's application for the Lease Financing Loans and the Obligations, are (and shall be on the date so furnished) true, complete and correct. Borrower hereby authorizes Secured Party to request credit bureau reports while any of the Obligations are outstanding.

                                   ARTICLE IV

                     SPECIAL PROVISION CONCERNING RIGHTS AND
                    DUTIES WHILE IN POSSESSION OF COLLATERAL

     Section 4.1 BORROWER'S POSSESSION. Upon and during the continuance of an Event of Default or an Event of Acceleration, to the extent the same shall, from time to time, be in the Borrower's possession, the Borrower will hold all securities, instruments, chattel paper, documents, certificates and money and other writings evidencing or relating to the Collateral in trust for the Secured Party and, upon request or as otherwise provided herein, promptly deliver the same to the Secured Party in a form received and at a time and in a manner satisfactory to the Secured Party. With respect to the Collateral in the Borrower's possession the Borrower shall at the Secured Party's request take such action as the Secured Party in its discretion deems necessary or desirable to create, perfect and protect the Secured Party's security interest in any of the Collateral.

     Section 4.2 SECURED PARTY'S POSSESSION. With respect to all of the Collateral delivered or transferred to, or otherwise in the custody or control of (including any items in transit to or set apart for) the Secured Party or any of its agents, associates or correspondence in accordance with this Security Agreement, the Borrower agrees that: (a) such Collateral will be, and is deemed to be in the sole possession of the Secured Party; (b) the Borrower has no right to withdraw or substitute any such Collateral without the consent of the Secured Party, which consent may be withheld or delayed in the Secured Party's sole discretion; (c) the Borrower shall not take or permit any action, or exercise any voting and other rights, powers and privileges in respect of the Collateral inconsistent with the Secured Party's sole possession thereof; and (d) the Secured Party may in its sole discretion and without notice, without obligation or liability except to account for property actually received by it, and without affecting or discharging the Obligations, (i) further transfer and segregate the Collateral in its possession; (ii) subject to its obligations under the Master Agreement, receive Proceeds and hold the same as part of the Collateral and/or apply the same as hereinafter provided; and (iii) exchange any of the Collateral for other property upon reorganization, recapitalization or other readjustment. Following the occurrence of an Event of Default or Event of Acceleration, the Secured Party is authorized (A) to exercise or cause its nominee to exercise all or any rights, powers and privileges (including to vote) on or with respect to the Collateral with the same force and effect as an absolute owner thereof; (B) whether any of the Obligations be due, in its name or in the Borrower's name or otherwise, to demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for, or make any compromise or settlement the Secured Party deems desirable with respect to, any of the Collateral; and (C) to extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, or release, any of the Collateral. Notwithstanding the rights accorded the Secured Party with respect to the Collateral and except to the extent provided below or required by the UCC or other applicable law (which requirement cannot be modified, waived or excused), the Secured Party's sole duty with respect to the Collateral in its possession (with respect to custody, preservation, safekeeping or otherwise) will be to deal with it in the same manner that the Secured Party deals with similar property owned and possessed by it. Without limiting the foregoing, the Secured Party, and any of its officers, directors, partners, trustees, owners, employees and agents, to the extent permitted by law (1) will have no duty with respect to the Collateral or the rights granted hereunder; (2) will not be required to sell, invest, substitute, replace or otherwise dispose of the Collateral; (3) will not be required to take any steps necessary to preserve any rights against prior parties to any of the Collateral; (4) will not be liable for (or deemed to have made an election of or exercised any right or remedy on account of) any delay or failure to demand, collect or realize upon any of the Collateral; and (5) will have no obligation or liability in connection with the Collateral or arising under this Security Agreement. The Borrower agrees that such standard of care is reasonable and appropriate under the circumstances.

                                    ARTICLE V

                              EVENTS OF DEFAULT AND
                              EVENT OF ACCELERATION

     Section 5.1 EVENT OF DEFAULT AND EVENT OF ACCELERATION. The occurrence of any Event of Default or Event of Acceleration under the Master Agreement shall be considered an Event of Default or an Event of Acceleration, respectively, hereunder.

                                   ARTICLE VI

                            REMEDIES UPON OCCURRENCE
                  OF EVENT OF DEFAULT OR EVENT OF ACCELERATION

     Section 6.1 RIGHTS AND REMEDIES UPON OCCURRENCE OF EVENT OF DEFAULT. If an Event of Default shall have occurred and be continuing, the Secured Party (and its successors and assigns) shall have the right (but not the obligation), itself or through any of its agents (including the Borrower), with or without notice to the Borrower (as provided below), as to any or all of the Collateral, by any available judicial procedure, or without judicial process (PROVIDED, HOWEVER, that it is in compliance with the UCC), to take possession of the Collateral and without liability to the eRoom Parties for trespass to enter any premises where the Collateral may be located for the purpose of taking possession of or removing the Collateral, and, generally, to exercise any and all rights afforded to a secured party under the UCC or other applicable law. Without limiting the generality of the foregoing, the Borrower agrees that the Secured Party shall have the right to sell, lease, or otherwise dispose of all or any part of the Collateral, whether in its then condition or after further preparation or processing, either at public or private sale or any broker's board, in lots or in bulk, for cash or for credit, with or without warranties or representations, and upon such terms and conditions, all as the Secured Party in its sole discretion may deem advisable, and it shall have the right to purchase at any such sale; and, if any Collateral shall require rebuilding, repairing, maintenance, preparation, the Secured Party shall have the right, at its option, to do such rebuilding or repairing for the purpose of putting the Collateral in such salable or disposable form as it shall deem appropriate. At the Secured Party's request, the Borrower shall assemble the Collateral and make them available to the Secured Party at places which the Secured Party shall select, whether at Borrower's premises or elsewhere, and make available to the Secured Party, without rent, all of Borrower's premises and facilities for the purpose of the Secured Party's taking possession of, removing or putting the Collateral in saleable or disposable form. The proceeds of any such sale, lease or other disposition of the Collateral shall be applied, first to the expenses of retaking, holding, storing, processing and preparing for sale, selling, lease, leasing and the like, and to the reasonable attorneys' fees and legal expenses incurred by the Secured Party and to the payment of any other amounts required by applicable law. To the extent permitted by applicable law, the Borrower waives all claims, damages and demands against the Secured Party arising out of the repossession, removal, retention or sale or lease of the Collateral.

     Section 6.2 RIGHTS AND REMEDIES UPON OCCURRENCE OF EVENT OF ACCELERATION. If an Event of Acceleration shall have occurred and be continuing, the Secured Party (and its successors and assigns) shall have the right (but not the obligation), itself or through any of its agents (including the Borrower), with or without notice to the Borrower (as provided below), as to any or all of the Collateral related to such Loan Pool, by any available judicial procedure, or without judicial process (PROVIDED, HOWEVER, that it is in compliance with the UCC), to take possession of the Collateral related to such Loan Pool and without liability for trespass to enter any premises where the Collateral related to such Loan Pool may be located for the purpose of taking possession of or removing the Collateral related to such Loan Pool, and, generally, to exercise any and all rights afforded to a secured party under the UCC or other applicable law. Without limiting the generality of the foregoing, the Borrower agrees that the Secured Party shall have the right to sell, lease, or otherwise dispose of all or any part of the Collateral related to such Loan Pool, whether in its then condition or after further preparation or processing, either at public or private sale or any broker's board, in lots or in bulk, for cash or for credit, with or without warranties or representations, and upon such terms and conditions, all as the Secured Party in its sole discretion may deem advisable, and it shall have the right to purchase at any such sale; and, if any Collateral related to such Loan Pool shall require rebuilding, repairing, maintenance, preparation, the Secured Party shall have the right, at its option, to do such rebuilding or repairing for the purpose of putting the Collateral related to such Loan Pool in such salable or disposable form as it shall deem appropriate. At the Secured Party's request, the Borrower shall assemble the Collateral related to such Loan Pool and make them available to the Secured Party at places which the Secured Party shall select, whether at Borrower's premises or elsewhere, and make available to the Secured Party, without rent, all of Borrower's premises and facilities for the purpose of the Secured Party's taking possession of, removing or putting the Collateral related to such Loan Pool in saleable or disposable form. The proceeds of any such sale, lease or other disposition of the Collateral related to such Loan Pool shall be applied, first to the expenses of retaking, holding, storing, processing and preparing for sale, selling, lease, leasing and the like, and to the reasonable attorneys' fees and legal expenses incurred by the Secured Party and to the payment of any other amounts required by applicable law. To the extent permitted by applicable law, the Borrower waives all claims, damages and demands against the Secured Party arising out of the repossession, removal, retention or sale or lease of the Collateral related to such Loan Pool.

     Section 6.3 ADDITIONAL RIGHTS OF THE SECURED PARTY. Upon the occurrence of an Event of Default or an Event of Acceleration, the Secured Party may, from time to time, in its discretion, and without the assent of any of the eRoom Parties, without advertisements or notices of any kind (except for the notice specified in Section 6.5 below regarding notice required in connection with a public or private sale), or demand of performance or other demand, or obligation or liability (except to account for amounts actually received) to or upon any of the eRoom Parties or any other person (all such advertisements, notices and demands, obligations and liabilities, if any, hereby being expressly waived and discharged to the extent permitted by law), forthwith, directly or through its agents or representatives, (a) disclose such default and other matters (including the name, address and telephone number of the Borrower) in connection therewith in the Secured Party's reasonable discretion (and eRoom Parties each understand that the Secured Party intends to make such disclosure, from time to time); (b) to the extent permitted by applicable law enter any premises, with or without the assistance of other persons or legal process; (c) require the relevant eRoom Party to account for (including accounting for any products and Proceeds of any Collateral), segregate, assemble, make available and deliver to the Secured Party, its agents or representatives, the Collateral; (d) take possession of, operate, render unusable, collect, transfer and receive, recover, appropriate, foreclose, extend payment of, adjust, compromise, settle, release any claims included in, and do all other acts or things necessary or, in the Secured Party's sole discretion appropriate, to protect, maintain, preserve and realize upon, the Collateral and any products and proceeds thereof, in whole or in part; and (e) exercise all rights, powers and interests with respect to any and all Collateral, and sell, assign, lease, license, pledge, transfer, negotiate (including endorse checks, drafts, orders, or instruments), deliver or otherwise dispose (by contract, option(s) or otherwise) of the Collateral or any part thereof. Any such disposition may be in one or more public or private sales, at such price, for cash or credit (or for future delivery without credit risk) and upon such other terms and conditions as it deems appropriate, with the right of the Secured Party to the extent permitted by law upon any cash sale or sales, public or private, to purchase the whole or any part of said Collateral, free of any right, claim or equity of redemption of or in any of the eRoom Parties (such rights, claims and equity or redemption, if any, hereby being expressly waived). Without limiting the foregoing, upon the eRoom Parties' failure to abide by and comply with their obligations hereunder, in addition to its other rights and remedies, the Secured Party may (but is not required to), in its sole discretion and to the extent it deems necessary, advisable or appropriate, take or cause to be taken such actions or things to be done (including the payment or advancement of funds, or requiring advancement of funds to be held by the Secured Party to fund such obligations, including taxes or insurance) as may be required hereby (or necessary or desirable in connection herewith) to correct such failure (including causing the Collateral to be maintained or insurance protection required hereby to be procured and maintained) and any and all costs and expenses incurred (including attorney's fees and disbursements) in connection therewith shall be included in the Obligations and shall be immediately due and payable and bear interest at the Default Rate.

     Section 6.4 APPLICATION OF PROCEEDS. The Secured Party may apply the net proceeds, if any, of any collection, receipt, recovery, appropriation, foreclosure or realization, or from any use, operation, sale, assignment, lease, pledge, transfer, delivery or disposition of all or any of the Collateral, after deducting all reasonable costs and expenses (including attorneys fees, court costs and legal expenses) incurred in connection therewith or with respect to the care, safekeeping, custody, maintenance, protection, administration or otherwise of any and all of said Collateral or in any way relating to the rights of the Secured Party under this Security Agreement, (a) first, to the satisfaction of the Obligations, in whole or in part, in such order as the Secured Party may, in its discretion, elect; (b) second, to the payment, satisfaction or discharge of any of other Indebtedness or obligation as required by any law, rule or regulation; and (c) lastly, the surplus, if any, to the Borrower.

     Section 6.5 REQUIRED NOTICE OF SALE. In exercising its rights, powers and remedies as secured party, the Secured Party agrees to give the Borrower five
(5) days notice of the time and place of any public sale of Collateral or of the time after which any private sale of Collateral may take place, unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market. The Borrower agrees that such period and notice is commercially reasonable under the circumstances.

                                   ARTICLE VII

                         POST-DEFAULT POWER OF ATTORNEY

     Section 7.1 POST-DEFAULT POWER OF ATTORNEY. Each of the eRoom Parties hereby irrevocably constitutes and appoints, effective on and after the occurrence of an Event of Default or Event of Acceleration, the Secured Party acting through any officer or agent thereof, with full power of substitution, as such eRoom Party's true and lawful attorney-in-fact with full irrevocable power and authority in such eRoom Party's place and stead and in the such eRoom Party's name or in its own name, from time to time in the Secured Party's discretion, to receive, open and dispose of mail addressed to the eRoom Parties, to take any and all action, to do all things, to execute, endorse, deliver and file any and all writings, documents, instruments, notices, statements (including financing statements, and writings to correct any error or ambiguity in any Loan Document), applications and registrations (including registrations and Licenses), checks, drafts, acceptances, money orders, or other evidence of payment or proceeds, which may be or become necessary or desirable in the sole discretion of the Secured Party to accomplish the terms, purposes and intent of this Security Agreement and the other Loan Documents, including the right to appear in and defend any action or proceeding brought with respect to the Collateral, and to bring any action or proceeding, in the name and on behalf of the eRoom Parties, which the Secured Party, in its discretion, deems necessary or desirable to protect its interest in the Collateral. Said attorney or designee shall not be liable for any acts of commission or omission, nor for any error of judgment or mistake of fact or law, unless and then only to the extent that the same constitutes its gross negligence or willful misconduct. This power is coupled with an interest and is irrevocable. THIS POWER DOES NOT AND SHALL NOT BE CONSTRUED TO AUTHORIZE ANY CONFESSION OF JUDGMENT.

                                  ARTICLE VIII

                                 INDEMNIFICATION

     Section 8.1 INDEMNIFICATION. Each of the eRoom Parties agree to indemnify (jointly and severally) the Secured Party and hold the Secured Party harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Secured Party in any way relating, in any way arising out of or in connection with any actual or attempted sale, lease or other disposition of, and any exchange, enforcement, collection, compromise or settlement of any of the Collateral and receipt of the Proceeds thereof, and for the care of the Collateral and defending or asserting the rights and claims of the Secured Party in respect thereof, and for the care of the Collateral and defending or asserting the rights and claims of the Secured Party in respect thereof, by litigation or otherwise, including expense of insurance, and all such expenses shall be Obligations hereunder.

                                   ARTICLE IX

                              OBLIGATIONS ABSOLUTE

     Section 9.1 OBLIGATIONS ABSOLUTE. The Obligations will be absolute, unconditional and irrevocable and will be paid or satisfied strictly in accordance with their respective terms under all circumstances whatsoever, including: (a) the invalidity or unenforceability of all or any of, or any part of, this Security Agreement, the Note or any other Loan Document, or any consent, waiver, amendment or modification thereof; (b) the existence of any claim, setoff, defense or other right which the eRoom Parties may have at any time against the Secured Party, or any other Person, whether in connection with this Security Agreement, any other Loan Documents, the transactions contemplated hereby, thereby or otherwise all of which each of the eRoom Parties hereby waives to the maximum extent permitted by law; or (c) the loss, theft, damage, destruction or unavailability of the Collateral to the eRoom Parties for any reason whatsoever, it being understood and agreed that the eRoom Parties retains all liability and responsibility with respect to the Collateral.

                                    ARTICLE X

                   ASSIGNMENT AND DISSEMINATION OF INFORMATION

     Section 10.1 ASSIGNMENT. This Security Agreement is freely assignable, in whole or in part, by the Secured Party and, to the extent of any such assignment, the Secured Party shall be fully discharged from all responsibility. The eRoom Parties understand and agree that the Secured Party intends to and may, from time to time, sell, pledge, grant a security interest in and collaterally assign, transfer and deliver or otherwise encumber or dispose of the Notes, this Security Agreement and the other Loan Documents and its rights and powers hereunder and thereunder, in whole or in part, in connection with the Securitization or any other assignment or other disposition of the Notes. The eRoom Parties may not, in whole or in part, directly or indirectly, assign this Security Agreement or any Loan Document or their rights hereunder or thereunder or delegate their duties hereunder without, in each instance, the specific prior written consent of the Secured Party, which consent may be withheld or delayed in the Secured Party's sole discretion.

     Section 10.2 DISSEMINATION OF INFORMATION. If Secured Party determines at any time to sell, transfer or assign the Notes, Security Agreement, or other Loan Documents, and any or all servicing rights with respect thereto, or to otherwise issue a Securitization involving the Loan Documents, Secured Party may forward TO each purchaser, transferee, assignee, investor or their perspective successors in such Securitization or any rating agency rating such Securitization and each prospective investor, all documents and information which Secured Party now has or may hereafter acquire relating to the Loan Document and the eRoom Parties, as Secured Party determines necessary or desirable.

                                   ARTICLE XI

                                FURTHER ASSURANCE

     Section 11.1 FURTHER ASSURANCE. The Borrower agrees at any time and from time to time, at the Borrower's sole cost and expense, to obtain, procure, execute and deliver, file and affix such further agreements, bills of sale and assignments, instruments, documents, warehouse receipts, bills of lading, vouchers, invoices, notices, statements, writings, (including financing statements, and writings to correct any error or ambiguity in any Loan Document), powers (including stock and bond powers, and powers of attorney), tax stamps and information, and to do or cause to be done all such further acts and things (including the execution, delivery and filing of financing statements on Form UCC- 1, payment of filing fees and transfer, gains and recording taxes) as the Secured Party may reasonably request, from time to time, in its discretion. Without limiting the foregoing, the Borrower authorizes the Secured Party to the extent permitted under the UCC to execute and file, or file without the Borrower's signature, any and all financing statements, amendments thereto and continuations thereof as the Secured Party deems necessary or appropriate and the Borrower shall pay and indemnify the Secured Party for and hold the Secured Party harmless from any and all costs and expenses in connection therewith. The Borrower agrees that it will promptly notify the Secured Party of and agree to correct any defect, error or omission in the contents of any of the Loan Documents or in the execution, delivery or acknowledgement thereof. The Borrower further agrees to execute, prior to or within three months following closing, a Form 4506 REQUEST FOR COPY OR TRANSCRIPT OF TAX FORM, which form will be provided by Secured Party.

                                   ARTICLE XII

                     TERM, PARTIAL RELEASE AND REINSTATEMENT

     Section 12.1 TERM. This Security Agreement shall be immediately in full force and effect upon the parties' execution below. Upon indefeasible payment in full of all of the Obligations, this Security Agreement and the security interest granted hereunder shall terminate and the Secured Party, at the Borrower's expense, will execute and deliver to the Borrower the proper instruments (including UCC termination statements) acknowledging the termination of such security interest, and will duly assign, transfer and deliver (without recourse, representation or warranty) such Collateral as may be in the Secured Party's possession, and not to be retained, sold, or otherwise applied or released pursuant to this Security Agreement, to the Borrower, except that the obligations of the eRoom Parties under Articles 8, 9, 11 and 13 shall survive indefinitely.

     Section 12.2 PARTIAL RELEASE. Upon the indefeasible payment in full of any Lease Financing Loan (including, without limitation, any Make Whole Premium or other amounts payable by the Borrower with respect to such Lease Financing Loan) in accordance with the provisions of the related Note, the security interest hereunder with respect to the relevant Collateral shall terminate, and the Secured Party, at the expense of the Borrower, will execute and deliver to the Borrower the proper instruments (including UCC partial release statements) acknowledging the termination of such security interest, and will duly assign, transfer and deliver (without recourse, representation or warranty) such of the relevant Collateral as may be in the possession of the Secured Party and has not theretofore been sold or otherwise applied or released pursuant to this Security Agreement, to the Borrower, and shall take such other action as the Borrower may reasonably request to effectuate the foregoing.

     Section 12.3 REINSTATEMENT. This Security Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any amount received by the Secured Party in respect of the Obligations is rescinded or must otherwise be restored or returned by the Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or upon the appointment of any intervenor or conservator of, or trustee or similar official for, the Borrower or any substantial part of the Borrower's assets, or otherwise, all as though such payments had not been made.

                                  ARTICLE XIII

                                  MISCELLANEOUS

     Section 13.1 AMENDMENTS, CONSENTS, AUTHORIZATIONS. None of the terms or provisions of this Security Agreement or any other Loan Document may be waived, altered, modified, or amended except in each instance by a specific written instrument duly executed by the Secured Party. Without limiting the foregoing, no action or omission to act shall be deemed to be a consent, authorization, representation or agreement of the Secured Party, under the UCC or otherwise, unless, in each instance, the same is in a specific writing signed by the Secured Party. The inclusion of Proceeds in the Collateral does not and shall not be deemed to authorize the Borrower to sell, exchange or dispose of the Collateral or otherwise use the Collateral in any manner not otherwise specifically authorized herein.

     Section 13.2 NOTICES. All notices and other communications given pursuant to or in connection with this Security Agreement shall be in duly executed writing delivered to the parties at the addresses set forth below (or such other address as may be provided by one party in a notice to the other party):

If to the Secured Party:

AMRESCO LEASING CORPORATION               RoomSystems, Inc.
412 E. Parkcenter Blvd.                   390 North 3050E
Suite 300                                 St. George, Utah  84790
Boise, Idaho 83706                        Attention:  Steven L. Sunyich
Facsimile Number: (208) 333-2050          Facsimile Number: (435) 628-8611

eRoom System Technologies, Inc.,          eRoom System SPE, Inc.
3770 Howard Hughes Parkway, Suite 175     3770 Howard Hughes Parkway, Suite 175
Las Vegas, Nevada  89109                  Las Vegas, Nevada  89109
Attention:  Steven L. Sunyich             Attention:  Steven L. Sunyich
Facsimile Number:  (702) 792-2403         Facsimile Number: (435) 628-8611


     Notice delivered in accordance with the foregoing shall be effective (a) when delivered, if delivered personally or by receipted-for telex, telecopier, or facsimile transmission, (b) two (2) days after being delivered in the United States (properly addressed and all fees paid) for overnight delivery service to a courier (such as Federal Express) which regularly provides such service and regularly obtains executed receipts evidencing delivery or (c) five (5) days after being deposited (properly addressed and stamped for first-class delivery) in a daily serviced United States mail box.


     Section 13.3 REASONABLENESS. If at any time the Borrower believes that the Secured Party has not acted reasonably in granting or withholding any approval or consent under the Notes, this Security Agreement, or any other Loan Document or otherwise with respect to the Obligations, as to which approval or consent either the Secured Party has expressly agreed to act reasonably, or absent such agreement, a court of law having jurisdiction over the subject matter would require the Secured Party to act reasonably, then the Borrower's sole remedy shall be to seek injunctive relief or specific performance and no action for monetary damages or punitive damages shall in any event or under any circumstance be maintained by the Borrower against the Secured Party.

     Section 13.4 RECOVERY OF SUMS REQUIRED TO BE PAID. The Secured Party shall have the right from time to time to take action to recover any sum or sums which constitute a part of the Obligations as the same become due, without regard to whether or not the balance of the Obligations shall be due, and without prejudice to the right of the Secured Party thereafter to bring an action of foreclosure, or any other action, for a default or defaults by the Borrower existing at the time such earlier action was commenced.

     Section 13.5 WAIVERS. EACH OF THE eROOM PARTIES HEREBY MAKES AND ACKNOWLEDGES THAT IT MAKES ALL OF THE WAIVERS SET

FORTH IN THIS SECURITY AGREEMENT, THE NOTES AND THE OTHER LOAN DOCUMENTS KNOWINGLY, INTENTIONALLY, VOLUNTARILY, WITHOUT DURESS, AND ONLY AFTER EXTENSIVE CONSIDERATION OF THE RAMIFICATIONS OF SUCH WAIVERS WITH ITS ATTORNEY; EACH OF THE eROOM PARTIES FURTHER ACKNOWLEDGES THAT SUCH WAIVERS ARE A MATERIAL INDUCEMENT TO THE SECURED PARTY TO MAKE THE LEASE FINANCING LOANS TO THE BORROWER AND THAT THE SECURED PARTY WOULD NOT HAVE MADE THE LEASE FINANCING LOANS WITHOUT SUCH WAIVERS; AND EACH OF THE eROOM PARTIES HEREBY MAKES AND ACKNOWLEDGES THAT IT MAKES SUCH WAIVERS WITH RESPECT TO EACH OTHER LEASE FINANCING LOAN IN THE PROGRAM.

     Section 13.6 WAIVER OF TRIAL BY JURY. EACH OF THE eROOM PARTIES HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, AND THE SECURED PARTY BY ITS ACCEPTANCE OF THE NOTES AND THIS SECURITY AGREEMENT AND OTHER LOAN DOCUMENTS IRREVOCABLY AND UNCONDITIONALLY WAIVES, ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT OR COUNTERCLAIM ARISING IN CONNECTION WITH, OUT OF OR OTHERWISE RELATING TO THE NOTES, THIS SECURITY AGREEMENT, OR ANY OTHER LOAN DOCUMENT OR THE OBLIGATIONS.

     Section 13.7 RELATIONSHIP. The relationship of the Secured Party to the Borrower hereunder is strictly and solely that of secured lender on the one hand and borrower on the other and nothing contained in the Notes, the Master Agreement or the Operative Documents, this Security Agreement or any other Loan Document or otherwise in connection with the Obligations is intended to create, or shall in any event or under any circumstance be construed as creating, a partnership, joint venture, tenancy-in-common, joint tenancy or other relationship of any nature whatsoever between the Secured Party and the Borrower other than as secured lender on the one hand and borrower and guarantor on the other.

     Section 13.8 TIME IS OF THE ESSENCE. For all payments to be made and all obligations to be performed under the Loan Documents, time is of the essence.

     Section 13.9 GOVERNING LAW; BINDING EFFECT. THIS SECURITY AGREEMENT AND ALL LOAN DOCUMENTS ARE ENTERED INTO IN THE STATE OF IDAHO, SECURED PARTY'S CHIEF EXECUTIVE OFFICE AND PRINCIPAL PLACE OF BUSINESS IS LOCATED IN THE STATE OF IDAHO, AND ALL NOTICES AND SUMS PAYABLE UNDER THE LOAN DOCUMENTS RELATING TO THIS SECURITY AGREEMENT WILL BE SENT TO THE SECURED PARTY IN THE STATE OF IDAHO. BORROWER AND SECURED PARTY AGREE THAT THE VALIDITY, ENFORCEABILITY, CONSTRUCTION AND INTERPRETATION OF THIS SECURITY AGREEMENT, AND OF ALL TRANSACTIONS AND DOCUMENTS UNDER OR RELATING TO IT, WILL BE CONSTRUED, APPLIED, ENFORCED AND GOVERNED UNDER THE LAWS OF THE STATE OF IDAHO (WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW), PROVIDED HOWEVER, THAT WITH RESPECT TO THE

CREATION, ATTACHMENT, PERFECTION, PRIORITY AND ENFORCEMENT OF ANY LIENS CREATED BY THIS SECURITY AGREEMENT, THE LAWS OF THE STATE WHERE THE APPLICABLE PROPERTY IS LOCATED SHALL APPLY. This Security Agreement shall be binding upon the Borrower, and the heirs, devises, administrators, executives, personal representatives, successors, receivers, trustees, and (without limiting Section
10.1 hereof) assignees, including all successors in interest of the Borrower in and to all or any part of the Collateral, and shall inure to the benefit of the Secured Party, and the successors and assignees of the Secured Party.

     Section 13.10 SEVERABILITY. Whenever possible this Security Agreement, the Note and each Loan Document and each provision hereof and thereof shall be interpreted in such manner as to be effective, valid and enforceable under applicable law. If and to the extent that any such provision shall be held invalid and unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provisions hereof or thereof, and any determination that the application of any provision hereof or thereof to any person or under any circumstance is illegal and unenforceable shall not affect the legality, validity and enforceability of such provision as it may be applied to any other person or in any other circumstance.

     Section 13.11 HEADINGS DESCRIPTIVE. The headings, titles and captions used herein are for convenience only and shall not affect the construction of this Security Agreement or any term or provision hereof.

     Section 13.12 COUNTERPARTS. This Security Agreement may be executed in a number of counterparts and each of such counterparts shall for all purposes be deemed to be an original; and all such counterparts shall together constitute but one and the same agreement.

     Section 13.13 ACKNOWLEDGEMENT. With respect to the amendment, restatement and consolidation of the Lease Financing Notes into the Credit Enhancement Note and the credit enhancement features contained therein, each of the eRoom Parties acknowledges that Secured Party's underwriting guidelines and standards are applied on a case by case basis and that waivers may be granted in any particular case (including in the case of a borrower to be included in a pool with Borrower). Each of the eRoom Parties further acknowledges that Secured Party's underwriting guidelines or standards may be modified at any time by Secured Party without notice to the eRoom Parties.

     Section 13.14 ATTORNEYS FEES AND COSTS. Each of the eRoom Parties agrees that upon the occurrence of an Event of Default or an Event of Acceleration, the Borrower shall pay all costs and expenses actually incurred by Secured Party (including without limitation attorney's fees and disbursements) incident to the enforcement, collection, protection or preservation of any right or claim of Secured Party under the Loan Documents, including any such fees or costs incurred in connection with any bankruptcy or insolvency proceeding of Borrower.

     Section 13.15 LOAN POOL FLEXIBILITY. Following the amendment, restatement and consolidation of the Lease Financing Notes into the Credit Enhancement Note, the

Secured Party shall have the right, at its sole and absolute discretion upon written notice to Borrower, to transfer (a "Transfer"), within eighteen (18) months from the effective date of this Security Agreement, all or any of the Lease Financing Loans and all Liens related to such Lease Financing Loans, from the related AMRESCO Securitization Program (as described in the related Credit Enhancement Note) to any other loan pool program formed by Secured Party. Upon the occurrence of a Transfer, the Loan Documents shall be automatically amended and reclassified to reflect the Transfer. The Borrower shall execute all amendments or other documents Secured party deems necessary to effectuate a Transfer.

     IN WITNESS WHEREOF, the eRoom Parties have executed and entered into this Security Agreement and delivered it to the Secured Party on and as of the date set forth below. This document is executed under seal and intended to take effect as a sealed instrument.

                              eROOM SYSTEM SPE, INC.


                              By:______________________________________
                              Name:____________________________________
                              Title:___________________________________


                              eROOM SYSTEM TECHNOLOGIES, INC.


                              By:______________________________________
                              Name:____________________________________
                              Title:___________________________________


                              ROOMSYSTEMS INC.


                              By:______________________________________
                              Name:____________________________________
                              Title:___________________________________

                              AMRESCO LEASING CORPORATION

                              By:______________________________________
                              Name:____________________________________
                              Title:___________________________________

INDIVIDUAL ACKNOWLEDGEMENT


STATE OF _________________ )
                           )ss.
COUNTY OF ________________ )


     On the __ day of ___________, 200__, before me a Notary Public personally appeared ______________, to me known to be the person named in and who executed the foregoing instrument, who, being duly sworn, did depose and say that he/she resides at _____________________ and acknowledged that he/she executed the same by his/her voluntary act and deed.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal of office this ____ day of _____________, 200__.

                                                  _____________________________
                                                  Notary Public

My commission expires:

__________________________

CORPORATE ACKNOWLEDGEMENT


STATE OF _________________ )
                           )ss.
COUNTY OF ________________ )

     On the _____ day of ___________, 2000, before me a Notary Public personally appeared ______________________, to me known to be the person named in and who executed the foregoing instrument, who, being duly sworn, did depose and say that he/she resides at _______________________________________; that he/she is the _______________ of AMRESCO Leasing Corporation, the corporation described in and which executed the foregoing instrument; and that he/she his/her name thereto by authority of the board of directors of said corporation.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal of office this ____ day of _________________, 200__.

                                                  _____________________________
                                                  Notary Public

My commission expires:


__________________________

CORPORATE ACKNOWLEDGEMENT


STATE OF _________________ )
                           ) ss.
COUNTY OF ________________ )

     On the _____ day of ___________, 2000, before me a Notary Public personally appeared ______________________, to me known to be the person named in and who executed the foregoing instrument, who, being duly sworn, did depose and say that he/she resides at _______________________________________; that he/she is the _______________ of eRoom System SPE, Inc., the corporation described in and which executed the foregoing instrument; and that he/she his/her name thereto by authority of the board of directors of said corporation.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal of office this ____ day of _____________, 200__.

                                                  _____________________________
                                                          Notary Public

My commission expires:

__________________________

CORPORATE ACKNOWLEDGEMENT


STATE OF _________________ )
                           ) ss.
COUNTY OF ________________ )


     On the _____ day of ___________, 2000, before me a Notary Public personally appeared ______________________, to me known to be the person named in and who executed the foregoing instrument, who, being duly sworn, did depose and say that he/she resides at _______________________________________; that he/she is the _______________ of eRoom System Technologies, Inc., the corporation described in and which executed the foregoing instrument; and that he/she his/her name thereto by authority of the board of directors of said corporation.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal of office this ____ day of _________________, 200__.


                                                  _____________________________
                                                  Notary Public

My commission expires:


__________________________

CORPORATE ACKNOWLEDGEMENT


STATE OF _________________ )
                           )ss.
COUNTY OF ________________ )


     On the _____ day of ___________, 2000, before me a Notary Public personally appeared ______________________, to me known to be the person named in and who executed the foregoing instrument, who, being duly sworn, did depose and say that he/she resides at _______________________________________; that he/she is the _______________ of RoomSystems, Inc., the corporation described in and which executed the foregoing instrument; and that he/she his/her name thereto by authority of the board of directors of said corporation.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal of office this ____ day of _________________, 200__.


                                                  _____________________________
                                                  Notary Public

My commission expires:

__________________________

                                    EXHIBIT A

                          LIST OF FINANCING STATEMENTS

     JURISDICTION                                      DESCRIPTION OF FILING

                                                                       EXHIBIT N

                 FORM OF OPINION OF COUNSEL TO THE eROOM PARTIES

                                     [Date]

AMRESCO Leasing Corporation
412 E. ParkCenter Boulevard
Suite 300
Boise, Idaho 83706

          Re: Master Business Lease Financing Agreement dated as of May 11, 2000 among AMRESCO Leasing Corporation, eRoom System SPE, Inc., RoomSystems, Inc and eRoom System Technologies, Inc.

Ladies and Gentlemen:

     We have acted as [special] counsel to eRoom System SPE, Inc., a Nevada corporation (the "BORROWER"), RoomSystems, Inc., a Nevada corporation ("RSi") and eRoom System Technologies, Inc. ("eROOM" and collectively with the Borrower and RSi, the "eROOM PARTIES") in connection with the transactions contemplated by that certain Master Lease Financing Agreement dated as of May 11, 2000 among AMRESCO Leasing Corporation ("AMRESCO") and the eRoom Parties (the "AGREEMENT"). This opinion is rendered at the request of the eRoom Parties pursuant to Section
5.1 of the Agreement. All capitalized terms used in this letter, without definition, have the meanings assigned to them in the Agreement.

     In connection with this letter, we have examined executed originals or copies of executed originals of each of the following documents, each of which is dated the date hereof or as of the date hereof, unless otherwise noted (collectively, the "OPERATIVE DOCUMENTS"): (a) the Agreement; (b) the form of Lease Financing Note, which is not dated; (c) the form of Credit Enhancement Note, which is not dated; (d) the License Agreement; (e) the Purchase Agreement;
(f) the Stock Pledge Agreement; (g) the form of Pledge and Security Agreement; and (h) the Confidentiality Agreement. In addition, we have examined the following documents (collectively, the "DUE DILIGENCE DOCUMENTS"): [insert a list of all the documents, including certificates of good standing, articles of incorporation, bylaws, corporate records and certificates and documents of public officials examined in order to give the opinion.]

     We have examined originals or certified copies of such corporate records of each of the eRoom Parties and other certificates and documents of officials of the eRoom Parties, public officials and others as we have deemed appropriate for purposes of this letter. As to various questions of fact relevant to this letter, we have relied, without independent investigation, upon the Due Diligence Documents and certificates of public officials, certificates of officers of the

AMRESCO Leasing Corporation
[Date]
Page 2


RSi Parties and representations and warranties of each of the eRoom Parties in the Operative Documents, all of which we assume to be true, correct and complete.

     We have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to authentic original documents of all copies submitted to us as conformed, certified or reproduced copies. We have assumed the legal capacity of all natural persons. We have assumed the due authorization, execution and delivery of the Agreement by AMRESCO and that the Agreement and each of the Operative Documents to which it is a party constitutes the legal, valid and binding obligation of AMRESCO, enforceable against AMRESCO in accordance with its terms.

     Based upon the foregoing and subject to the assumptions, exceptions, qualifications and limitations set forth hereinafter, we are of the opinion that:

     1. Each of the eRoom Parties is validly existing as a corporation in good standing under the laws of the State of Nevada, the jurisdiction in which each is organized, and is duly qualified and in good standing as a foreign corporation in all other jurisdictions in which it conducts business.

     2. Each of the eRoom Parties has obtained all necessary licenses and approvals in all jurisdictions in which its business requires such licenses and approvals, except where the failure to have obtained such licenses or approvals would not have a material adverse effect on the transactions contemplated by the Operative Documents. Each eRoom Party has corporate power to enter into the Agreement and any other Operative Document to which it is a party.

     3. (a) The execution and delivery of the Agreement by the respective eRoom Parties and the performance by each eRoom Party of its obligations thereunder have been duly authorized by all necessary corporate action on the part of such eRoom Party; (b) the Agreement has been duly and validly executed and delivered by each eRoom Party; and (c) the Agreement constitutes the valid and binding obligation of each eRoom Party, enforceable against each such party in accordance with its terms.

     4. The execution and delivery of the Agreement by the respective eRoom Parties, do not, and the performance by each eRoom Party of its obligations under the Agreement will not, result in any violation of any law, rule or regulation of any Included Law (defined below) or any order, writ, judgment or decree.

     5. The execution and delivery of the Agreement by the respective eRoom Parties do not, and the performance by the eRoom Parties of their respective obligations under the Agreement will not, (a) result in a violation of the Articles of Incorporation or By-Laws of such eRoom Party or (b) breach or result in a default or result in the

AMRESCO Leasing Corporation
[Date]
Page 3

          acceleration of or entitle any party to accelerate under any agreement or instrument to which any eRoom Party is bound.

         6. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body (each, a "FILING") is required under any of the Included Laws for the due execution and delivery of the Agreement by any of the eRoom Parties and the performance by the eRoom Parties of their respective obligations under the Agreement.

         7. None of the eRoom Parties is a party to any adversial action, suit, or proceeding pending or, to the best of our knowledge, threatened, or before any Federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality.

     The opinions and other matters in this letter are qualified in their entirety and subject to the following:

A. We express no opinion as to the laws of any jurisdiction other than the Included Laws. We have made no special investigation or review of any published constitutions, treaties, laws, rules or regulations or judicial or administrative decisions ("LAWS"), other than a review of (i) the Laws of the State of Idaho, (ii) Chapter 78 of the Nevada Revised Statutes and
     (iii) the Federal Laws of the United States of America. For purposes of this opinion, the term "INCLUDED LAWS" means the items described in clauses
     (i), (ii) and (iii) of the preceding sentence that are, in our experience, normally applicable to transactions of the type contemplated in the Agreement.

B. This opinion letter is limited to the matters expressly stated herein and no opinions are to be inferred or may be implied beyond the opinions expressly set forth herein.

C. The matters expressed in this letter are subject to and qualified and limited by (i) applicable bankruptcy, insolvency, fraudulent transfer and conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally; and (ii) general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

D. We have assumed that no fraud, dishonesty, forgery, coercion, duress or breach of fiduciary duty exists or will exist with respect to any of the matters relevant to the opinions expressed in this letter.

E. We express no opinion as to the compliance of the transactions contemplated by the Agreement with any regulations or governmental requirements applicable to any party other than the eRoom Parties.

F. This letter is solely for your benefit and no other Persons shall be entitled to rely upon this letter. Without our prior written consent, this letter may not be quoted in whole or in part or

AMRESCO Leasing Corporation
[Date]
Page 4

     otherwise referred to in any document and may not be furnished or otherwise disclosed to or used by any other Person, except for (i) delivery of copies hereof to counsel for the addressees hereof, (ii) inclusion of copies hereof in a closing file, and (iii) use hereof in any legal proceeding arising out of the transactions contemplated by the Agreement filed by an addressee hereof against this law firm or in which any addressee hereof is a defendant.

                                            Very truly yours,

                                                                      EXHIBIT O

             eROOM (OR BORROWER) DOMESTIC PRICE AND PRODUCT SCHEDULE

       (1)                (2)               (3)               (4)               (5)               (6)               (7)
--------------------------------------------------------------------------------------------------------------------------------

      Desc.              Height            Width             Depth            Ship Wt.         Selection         Cubic Feet
                                                                                                Capacity
--------------------------------------------------------------------------------------------------------------------------------
     RS 500M              20"               20"               21"              50 lbs              10                1.8
--------------------------------------------------------------------------------------------------------------------------------
     RS 1000              25 1/4"           19"               20"              60 lbs              10                2.3
--------------------------------------------------------------------------------------------------------------------------------
     RS 2000              22 1/2"           19 1/4"           21"              64 lbs              19                1.8
--------------------------------------------------------------------------------------------------------------------------------
     RS 3000              22"               19"               17"              59 lbs              19                1.9
--------------------------------------------------------------------------------------------------------------------------------
     RS 5000              27 1/2"           19"               20"              73 lbs              22                2.4
--------------------------------------------------------------------------------------------------------------------------------
     RS 6000              27 7/8"           19"               17"              69 lbs              22                2.3
--------------------------------------------------------------------------------------------------------------------------------
    Glass Door      Depends on Unit   Depends on Unit   Depends on Unit         8 lbs              N/A            1.8 to 1.9
--------------------------------------------------------------------------------------------------------------------------------
    Glass Door      Depends on Unit   Depends on Unit   Depends on Unit        10 lbs              N/A            2.3 to 2.4
--------------------------------------------------------------------------------------------------------------------------------
                    Depends on Unit   Depends on Unit   Depends on Unit         N/A                 8                N/A
   Module Tray
--------------------------------------------------------------------------------------------------------------------------------
  Laminate Front    Depends on Unit   Depends on Unit   Depends on Unit         N/A                N/A               N/A
      Panel
--------------------------------------------------------------------------------------------------------------------------------
 RoomSafe RSS 10_          6"         Depends on Unit   Depends on Unit        30 lbs              N/A               1.2
      LowBoy
--------------------------------------------------------------------------------------------------------------------------------
 RoomSafe RSS 10_   Depends on Unit          8"         Depends on Unit        52 lbs              N/A               2.5
     HighBoy
--------------------------------------------------------------------------------------------------------------------------------
   RSC Classic      Depends on Unit   Depends on Unit   Depends on Unit        60 lbs              N/A               N/A
    (Cabinet)
--------------------------------------------------------------------------------------------------------------------------------
   CCC- Classic     Depends on Unit   Depends on Unit   Depends on Unit        80 lbs              N/A               N/A
     Cabinet
--------------------------------------------------------------------------------------------------------------------------------



       (1)                 (8)               (9)              (10)
--------------------------------------------------------------------------
                     Percentage Plan    Platinum Plan     Threshold Plan
      Desc.              (always        (fixed payment    ***, then ***
                     includes a Safe)       plans)       after threshold
--------------------------------------------------------------------------
     RS 500M               ***               ***               ***
--------------------------------------------------------------------------
     RS 1000               ***               ***               ***
--------------------------------------------------------------------------
     RS 2000               ***               ***               ***
--------------------------------------------------------------------------
     RS 3000               ***               ***               ***
--------------------------------------------------------------------------
     RS 5000               ***               ***               ***
--------------------------------------------------------------------------
     RS 6000               ***               ***               ***
--------------------------------------------------------------------------
    Glass Door             ***               ***               ***
--------------------------------------------------------------------------
    Glass Door             ***               ***               ***
--------------------------------------------------------------------------
                           ***               ***               ***
   Module Tray
--------------------------------------------------------------------------
  Laminate Front           ***               ***               ***
      Panel
--------------------------------------------------------------------------
 RoomSafe RSS 10_          ***               ***               ***
      LowBoy
--------------------------------------------------------------------------
 RoomSafe RSS 10_          ***               ***               ***
     HighBoy
--------------------------------------------------------------------------
   RSC Classic             N/A               ***               ***
    (Cabinet)
--------------------------------------------------------------------------
   CCC- Classic       Safe Fee Split         ***               ***
     Cabinet               ***
--------------------------------------------------------------------------

                    CONFIDENTIAL MATERIAL REDACTED AND FILED
                         SEPARATELY WITH THE COMMISSION

Notes:

1. Revenue splits: the first number in the fraction indicates eRoom's (or Borrower's) share. (Ex: *** would mean eRoom (or Borrower) receive *** of revenues).

2.   Relative to the Percentage Plan:

     a. The percentages for Lessees under *** rooms will be as follows: instead of *** on Refreshment Center revenue, it will be ***; and instead of *** on fees for room safes, it will be ***.

     b. If a cabinet is ordered for the Refreshment Center, the *** split on the Refreshment Center revenue will remain the same; however, the revenue from the room safe will be split *** (under ***-room properties will be ***).

     c. For room safes, "*** fee ***" means that the Lessee must charge each guest a fee of *** for safe usage and this fee will be split *** to eRoom (or Borrower), *** to the Lessee.

3.   Relative to the Platinum Plan:

     a. There are three options for each Refreshment Center model. For example, the RS 5000 allows i) a fixed payment of *** per room per day, ii) a fixed payment of *** per room per day with *** of all revenues paid to eRoom (or Borrower) and iii) a fixed payment of *** per room per day with *** of all revenues paid to eRoom (or Borrower).

     b. *** will be added to the Refreshment Center thresholds of any property under *** rooms. (Example: The threshold for the RS 5000 would increase from *** to ***.)

4.   Relative to the Threshold Plan:

     a. For purposes of calculating the payment split to eRoom (or Borrower), the monthly Refreshment Center revenue is calculated. Then, the average revenue per room per day is calculated and this number is then applied to the applicable threshold.

     b. eRoom (or Borrower) receives 90% up to the threshold amount and then 15% thereafter. *** For example, the RS 5000 provides that eRoom (or Borrower) receives 90% of the first $.779 cents per room per day and then 10% of any revenue over $.779 with *** by eRoom (or Borrower)
          ***.

                    CONFIDENTIAL MATERIAL REDACTED AND FILED
                         SEPARATELY WITH THE COMMISSION

                                                                       EXHIBIT P


                           THRESHOLD PLAN CALCULATION


GENERAL ASSUMPTIONS:

         # of hotel rooms                                                   ***
         # of days in current month                                         ***
         Total Refreshment Center revenue in current month                  ***

         Threshold                                           77.9 cents
         Refreshment Center model                            ***

         Threshold Plan Revenue Split - 90%/10% (10% to Lessee) up to Threshold, then, 15%/85% (85% to Lessee) after Threshold where eRoom (or borrower) pays *** of *** to Lessee's corporate franchisor (if applicable).

STEP 1: AVERAGE DAILY eROOM THRESHOLD PLAN REVENUE CALCULATED PURSUANT TO THE THRESHOLD CALCULATION

         Step 1 Unique Assumptions:
         Hotel occupancy during Seasoning Period                            ***
         # of occupied room days in current month (***)                     ***
         Average revenue per room per day in current month (***)            ***

         AVERAGE DAILY eROOM THRESHOLD PLAN REVENUE=***CENTS
         (90% x .779) + [(15% - ***) x (1.33 x ***)]

STEP 2: AVERAGE DAILY eROOM THRESHOLD PLAN REVENUE CALCULATED PURSUANT TO THE RECALCULATED THRESHOLD CALCULATION

         Step 2 Unique Assumptions:

         Hotel occupancy for previous *** month period                      ***
         Adjusted # of occupied room days in current month (***)            ***
         Adjusted total Refreshment Center Revenue in current month         ***
         (*** x ***)
         Adjusted average revenue per room per day (***)                    ***

         AVERAGE DAILY eROOM THRESHOLD PLAN REVENUE=*** CENTS
         (90% x .779) + [(15% - ***) x (1.33 x ***)]

                    CONFIDENTIAL MATERIAL REDACTED AND FILED
                         SEPARATELY WITH THE COMMISSION

                                                                       EXHIBIT Q
                           PERCENTAGE PLAN CALCULATION
GENERAL ASSUMPTIONS:

         # of hotel rooms                                                   ***
         # of days in current month                                         ***
         Refreshment Center revenue (excluding room safe) in current month  ***
         Daily charge for room safe                                         ***

         Refreshment Center model         RS 5000 with LowBoy room safe
         Percentage Plan Revenue Split:   RS 5000 revenues *** (*** to Lessee)
                                          LowBoy revenues *** (*** to Lessee)

STEP 1: AVERAGE DAILY eROOM PERCENTAGE PLAN REVENUE CALCULATED PURSUANT TO THE PERCENTAGE CALCULATION

         Step 1 Unique Assumptions:

         Hotel occupancy                                                    ***
         # of room days in current month (***)                              ***
         Revenue from room safe in current month (***)                      ***
         eRoom (or Borrower) share of RS 5000 revenue (***)                 ***
         eRoom (or Borrower) share of LowBoy room safe revenue (***)        ***
         eRoom (or Borrower) total monthly revenue share                    ***

         AVERAGE DAILY eROOM PERCENTAGE PLAN REVENUE = ***
         (*** hotel rooms/*** days per month)

STEP 2: AVERAGE DAILY eROOM PERCENTAGE PLAN REVENUE CALCULATED PURSUANT TO THE RECALCULATED PERCENTAGE CALCULATION

         Step 2 Unique Assumptions:

         Hotel occupancy for previous *** month period                      ***
         Adjusted # of room days in current month (***)                     ***
         Adjusted total RS 5000 revenue in current month (***)              ***
         Adjusted total LowBoy revenue in current month (***)               ***

         eRoom (or Borrower) share of RS 5000 revenue (***)                 ***
         eRoom (or Borrower) share of LowBoy revenue (***)                  ***
         eRoom (or Borrower) total monthly revenue share                    ***

         AVERAGE DAILY eROOM PERCENTAGE PLAN REVENUE=*** CENTS
         (*** hotel rooms/*** days per month)

                    CONFIDENTIAL MATERIAL REDACTED AND FILED
                         SEPARATELY WITH THE COMMISSION

                                                                       EXHIBIT R

                           PLATINUM PLAN CALCULATION

GENERAL ASSUMPTIONS:

         # of hotel rooms                                                   ***
         # of days in current month                                         ***
         Total Refreshment Center Revenue in current month                  ***

         Refreshment Center model                 RS 5000
         Platinum Plan Revenue Split - ***fixed payment guarantee

         Then, *** to eRoom (or Borrower) with *** to Lessee

         AVERAGE DAILY eROOM PLATINUM PLAN REVENUE CALCULATED PURSUANT TO THE PLATINUM CALCULATION

         Step 1 Unique Assumptions:

         Hotel occupancy                                                    ***
         # of room days in current month (***)                              ***
         Average revenue per room per day in current month (***)            ***
         AVERAGE DAILY eROOM PLATINUM PLAN REVENUE=*** CENTS
         (*** fixed payment + ***)

                    CONFIDENTIAL MATERIAL REDACTED AND FILED
                         SEPARATELY WITH THE COMMISSION

                                                                       EXHIBIT S

                           [ACTUAL COST OF GOODS SOLD]

     For purposes of this Agreement, the "Actual Cost of Goods Sold" shall be calculated for the models listed herein as set out herein and for all models not listed herein, in a manner substantially similar to that set out herein.

--------------------------------------------------------------------------------
              COST OF GOODS
--------------------------------------------------------------------------------
Refreshment Centers                   RS 5000        RS 3000        RS 500M
--------------------------------------------------------------------------------
Manufacturing Cost
--------------------------------------------------------------------------------
Rack Assembly                         ***            ***            ***
--------------------------------------------------------------------------------
Electronic Tray                       ***            ***            ***
--------------------------------------------------------------------------------
Communication Module                  ***            ***            ***
--------------------------------------------------------------------------------
Refrigerators                         ***            ***            ***
--------------------------------------------------------------------------------
Glass Doors
--------------------------------------------------------------------------------
Miscellaneous Parts                   ***            ***            ***
--------------------------------------------------------------------------------
Labor Hours for Assembly              ***            ***            ***
--------------------------------------------------------------------------------
Hourly Labor Cost                     ***            ***            ***
--------------------------------------------------------------------------------
Adjustment for Labor Inefficiency     ***            ***            ***
--------------------------------------------------------------------------------
Material Shrinkage Adjustment         ***            ***            ***
--------------------------------------------------------------------------------
Total Manufacturing Cost              ***            ***            ***
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Shipping Cost
--------------------------------------------------------------------------------
Unallocated Inbound Freight           ***            ***            ***
--------------------------------------------------------------------------------
Outbound Freight                      ***            ***            ***
--------------------------------------------------------------------------------
Total Shipping Cost                   ***            ***            ***
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Commission                            ***            ***            ***
--------------------------------------------------------------------------------
Installation Cost                     ***            ***            ***
--------------------------------------------------------------------------------
FULLY BURDENED COST                   ***            ***            ***
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Safes                                 Low Boy        High Boy
--------------------------------------------------------------------------------
Manufacturing Cost
--------------------------------------------------------------------------------
Safe Bracket Assembly                 ***            ***
--------------------------------------------------------------------------------
Safe Box                              ***            ***
--------------------------------------------------------------------------------
Miscellaneous Parts                   ***            ***
--------------------------------------------------------------------------------
Labor Hours for Assembly              ***            ***
--------------------------------------------------------------------------------
Hourly Labor Cost                     ***            ***
--------------------------------------------------------------------------------
Adjustment for Labor Inefficiency     ***            ***
--------------------------------------------------------------------------------
Material Shrinkage Adjustment         ***            ***
--------------------------------------------------------------------------------
Total Manufacturing Cost              ***            ***
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Shipping Cost
--------------------------------------------------------------------------------
Unallocated Inbound Freight           ***            ***
--------------------------------------------------------------------------------
Outbound Freight                      ***            ***
--------------------------------------------------------------------------------
Total Shipping Cost                   ***            ***
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Commission                            ***            ***
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FULLY BURDENED COST                   ***            ***
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                    CONFIDENTIAL MATERIAL REDACTED AND FILED
                         SEPARATELY WITH THE COMMISSION

                                                                       EXHIBIT T

                        FORM OF CONFIDENTIALITY AGREEMENT

         THIS AGREEMENT is made and entered into as of the _____ day of ______________, 2000, by and among eRoom System Technologies, Inc. ("eRoom"), RoomSystems Inc. ("RSi") and eRoom System SPE, Inc. (the "BORROWER"; and collectively with eRoom and RSi, the "eROOM PARTIES," and AMRESCO Leasing Corporation, a Nevada corporation (hereinafter referred to as "ALC").

      WHEREAS, the eRoom Parties and ALC intend to engage in a loan program in which ALC will make Lease Financing Loans to the Borrower, during the course of which ALC may have access to, receive or inspect, certain documents from the eRoom Parties that contain information including, but not limited to, information relating to eRoom Parties and their business, assets, strategies or plans, operations, trade secrets, processes, research, innovations, intellectual property, pricing policies, prospects, customer information, trademarks, products, administration, marketing methods or plans, financial condition or manufacturing activities. All such information that is in written form and marked "Confidential" shall be considered by ALC to be proprietary and confidential (the "Confidential Information"). Confidential Information shall not include and this Agreement shall not apply to any information which (a) is or becomes generally available to the public without violation of any obligation of confidentiality by ALC or its representatives or, (b) was available to ALC on a non-confidential basis prior to its disclosure by the eRoom Parties.

      NOW, THEREFORE, based upon the mutual covenants herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1. Confidential Information obtained from the eRoom Parties shall not be disclosed by ALC without prior permission of the eRoom Parties, except on a confidential basis to those directors, officers, representatives (including its accountants, attorneys and agents) and employees of ALC or any of its affiliates who are engaged or involved in the Program or to other parties which are or may be involved in a securitization or whole loan sale of the potential financing which is the subject of such program, including but not limited to rating agencies, investors, monoline insurance providers, investment bankers, equipment leasing or finance companies, conduit purchasers, warehouse credit providers and other potential sources of capital (any and all such parties referred to in this sentence shall hereinafter be referred to as "Permitted Recipients"). In furtherance of such undertaking, ALC agrees that it will not distribute any Confidential Information to anyone, other than Permitted Recipients. ALC further agrees not to exploit or make use of the Confidential Information in any manner that will compete with the current business of the eRoom Parties.

2. Notwithstanding any other provision of this Agreement, ALC may disclose such information as may be required (a) by court order, subpoena or similar process issued by a court of competent jurisdiction or by a governmental body, (b) in any report, statement or testimony submitted to any municipal state, federal or other regulatory body having

                    CONFIDENTIAL MATERIAL REDACTED AND FILED
                         SEPARATELY WITH THE COMMISSION
     jurisdiction over ALC or (c) in order to comply with any law, order, regulation or ruling applicable to ALC.

3. ALC specifically acknowledges that the eRoom Parties shall be entitled to injunctive relief in the event ALC violates the terms of Section 1 of this Agreement.

4. ALC shall cause the Permitted Recipients, to observe the terms of this Agreement to the same extent that ALC is required to do so.

5. Upon request of the eRoom Parties, ALC shall within fifteen (15) days, destroy or return to the eRoom Parties all original Confidential Information it has in its possession with the exception of (i) retaining one copy of such information solely for legal and regulatory purposes and
     (ii) retaining that portion of the Confidential Information which consists of analyses, compilations, forecasts, studies, or other documents prepared by ALC or the Permitted Recipients.

6. This Agreement is binding upon all parties, their successors, and assigns, and any amendment or modification must be in writing and signed by both parties.

7. This Agreement may not be assigned by either party without the prior written consent of the other.

AMRESCO LEASING CORPORATION           eROOM SYSTEM SPE, INC.

By:                                   By:
       -----------------------------        -----------------------------
Name:                                 Name:
       -----------------------------        -----------------------------
Title:                                Title:
       -----------------------------        -----------------------------

eROOM SYSTEM TECHNOLOGIES, INC.       ROOMSYSTEMS, INC.

By:                                   By:
       -----------------------------        -----------------------------
Name:                                 Name:
       -----------------------------        -----------------------------
Title:                                Title:
       -----------------------------        -----------------------------


                    CONFIDENTIAL MATERIAL REDACTED AND FILED
                         SEPARATELY WITH THE COMMISSION


                                       T-2